                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR


                                 Value Report


                               December 31, 1997


                           Notes on value investing
                               for investors in
                                Heartland Funds


                                 Annual Report
                                to Shareholders

VALUE REPORT



Dear Investor

[Photo of Bill Nasgovitz]

The excitement of the holidays has subsided. It is time for us to reflect on the year gone by and some of the lessons we have learned. In 1997, we were reminded that overvalued stocks can become even more overvalued when passion rather than prudence rules the day. We learned that a new generation of investors has dismissed the collective wisdom of their elders and proclaimed a new golden age for equities. We have realized that investors are so conditioned to buying stocks on market dips that they are prone to ignore the economic fundamentals that support equities valuations. Have these lessons inspired us to change our investment philosophy and methodology? Hardly. In fact, we remain totally committed to the principles of value investing that have guided us since inception.

For those who may be tempted to abandon these principles and take up the mantra of new age investing, I want to share the resolutions that I and every member of the Heartland investment team reaffirm each and every new year.

1. I will look down as well as up in making investment decisions--endeavoring to assess risk as diligently as reward potential.

2. I will take the long view--realizing that short-term market trends are often the product of investor emotion, not reason.

3. I will focus on value--stocks that we believe are priced realistically relative to their "real world" economic value.

4. I will acknowledge the beneficial role bonds can play in a diversified investment portfolio.

5. I will be my own person--recognizing that consensus wisdom is often wrong.

If you stick to these resolutions, I believe you will prosper in what may be a very challenging investment environment in 1998.

If we are to continue to enjoy the "best of all possible worlds" for equity investing--low inflation, low interest rates and strong corporate earnings growth--perhaps for the time being, at least, high equity valuations are justified. The issue is whether there is anything lurking out there to disrupt this comfortable scenario. Due in part to the problems in Asia--devalued currencies will likely increase low cost imports to the U.S., putting downward pressure on domestic product pricing in the process--inflation is likely to remain low. Consequently, we believe interest rates should stay low and probably trend even lower in the year ahead.

But, what about earnings? The market seems to believe American companies will continue to grow earnings at an 8-10% annual rate forever. We doubt it. In fact, we think S&P earnings estimates for 1998 will prove to be optimistic. With U.S. labor costs rising and, as aforementioned, pricing flexibility severely restricted by cheap imports from Asia, corporate profit margins are likely to suffer. I don't believe we can count on the kind of productivity

                                                                    VALUE REPORT


gains that have allowed companies to increase earnings at 2 to 3 times revenue growth in recent years. If, as we anticipate, earnings fall well short of consensus expectations, we could see a very substantial correction in stocks that could last for more than just a few weeks.

Should investors sell all their stocks and equity mutual funds in anticipation of a market correction? We don't think so. We do think investors would be prudent to gravitate to individual stocks and equity mutual funds that offer value as measured by time tested fundamental yardsticks such as low price/earnings, low price/cash flow and low price/book value ratios. We also believe they should consider bonds and bond funds. Today, you can make a compelling case for bonds based solely on their own fundamental merits. In view of what we see as the substantial risk in equities, bonds may currently be an appealing alternative to stocks as well. It is worth noting that legendary equity investor and fellow Graham & Dodd disciple, Warren Buffett, reportedly bought several billions of dollars of zero coupon Treasury Bonds this Fall. We don't know if neighbor Warren is still bullish on bonds, but he has traditionally been a "buy and hold" type investor.

In our individual fund reports, we present examples of our investment selection process. We hope you find them informative illustrations of our value oriented discipline. Be advised, however, as with all our portfolio holdings, we continuously monitor developments and reserve the right to change our views and look for different opportunities.

In closing, over the last several years, stocks have delivered astounding returns. We are delighted to have substantially enhanced our equity fund shareholders' assets. We believe we will face a much sterner challenge in the year ahead, but look forward to the opportunity to demonstrate the effectiveness of our value discipline.

Warmest Regards,



William J. Nasgovitz
President


--------------------------------------------------------------------------------
Table of Contents


Fund Discussions
Large Cap Value Fund......................................................2
Mid Cap Value Fund........................................................4
U.S. Government Securities Fund...........................................6
Value Plus Fund...........................................................8
Small Cap Contrarian Fund................................................10
Value Fund...............................................................12

Fund Facts
Large Cap Value Fund.....................................................14
Mid Cap Value Fund.......................................................15
U.S. Government Securities Fund..........................................16
Value Plus Fund..........................................................17
Small Cap Contrarian Fund................................................18
Value Fund...............................................................19
Definitions..............................................................20
Financial Section

VALUE REPORT


Heartland Large Cap Value Fund



In full year 1997, the Fund returned 22.9% versus the S&P 500's 33.4% advance. In fourth quarter 1997, the Fund declined 2.7% compared to the Standard & Poor's 500 Index's 2.9% gain. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 14.

In 1997, our financial holdings led the performance parade. Insurance stocks did well and, we believe, will continue to contribute to returns in the year ahead. Our bank stocks also boosted performance; however, due in our opinion to fairly rich valuations, we have largely eliminated them from the portfolio. The Asian economic crisis short-circuited earlier gains in cyclical stocks, which had performed well until falling out of bed in the fourth quarter. El Nino dampened returns from the energy sector. The Fund's substantial cash position--15%-20% through most of 1997, and 23% going into the fourth quarter--restrained returns. Comparisons to our S&P 500 benchmark were also made more difficult by the particularly strong gains made by the "favored fifty" type growth stocks that have such a disproportionate impact on the Index.

Sharp market corrections in late October and December gave us the opportunity to deploy our substantial cash reserves. By year-end 1997, the Fund was nearly fully invested. We added to our positions in energy stocks, which, in our view, were unduly punished by investors' response to El Nino--a classic example of overreaction to a short-term, random event. We are still consuming more energy than we are producing. Longer term, this should be favorable for energy prices and energy stock earnings. We also added to our positions in cyclicals, which, as aforementioned, sold off due to concern over Asian economic weakness. We believe




                          [Photo of James P. Holmes]


                             James P. Holmes, CFA
                               Portfolio Manager



"Sharp market corrections in late October and December gave us the opportunity to deploy our substantial cash reserves."

                                                                    VALUE REPORT



renewed economic momentum in Europe will help fill the void being created by the downturn in Asia and that the earnings for cyclicals like paper companies will surprise on the upside. We also beefed up positions in the deeply depressed hospital and HMO stocks. We believe all the bad news is already built into current stock prices and that the economics in these industries will improve in 1998.

Welcome Kmart Shoppers

Kmart has had its problems in recent years. However, we believe new management is making progress with its sustained program to re-invigorate sales and improve profit margins. The stock should be a beneficiary rather than a victim of Asian economic problems, as the cost of goods imported from Asia declines. At year-end 1997, Kmart stock was trading at just 17% of sales, a substantial discount from the retail group average, and at a rather modest 10% premium to book value. Kmart has a price/earnings ratio of about 13 times our 1998 estimates and a price/cash flow ratio of about 5.3 times our '98 projections. We will keep an eye on management to see if our positive assessment is accurate, but we think the stock is still too cheap for a company we believe is turning around.




    [line chart illustrating performance of an assumed investment of $10,000 in the Heartland Large Cap Value Fund and the S&P 500 Index beginning on 10/11/96 as follows:

                  Heartland Large
                  Cap Value Fund      S&P 500
    10/11/96         $10,000          $10,000
    12/31/96          10,500           10,714
    03/31/97          10,600           11,002
    06/30/97          12,140           12,923
    09/30/97          13,270           13,891
    12/31/97          12,905           14,289

    Legend in graph states that Past Performance is not predictive of future results.

    A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:
    1-year                22.9%
    since inception       23.2%]



On 12/31/97, the Fund held 7,000 shares of Kmart Corporation valued at $80,938, representing 1.1% of the Fund's net assets.

VALUE REPORT


Heartland Mid Cap Value Fund



In full year 1997, the Fund returned 22.8% versus the S&P Mid-Cap's 32.3% advance. In fourth quarter 1997, the Fund declined 2.4% compared to the S&P Mid-Cap Index's 0.8% gain. For more information on the Fund, including top ten positions, please see the Fund Fact Sheet on page 15.

In 1997, the Fund's insurance company and bank holdings performed particularly well. We are maintaining our positions in the insurers, but taking some profits in bank stocks that we believe have become richly priced. Home builders, food retailers and entertainment holdings also performed well. We continue to see selected value in these groups.

Our holdings in cyclical companies, particularly the base metals like copper and aluminum, disappointed. Investors appeared to recognize that weakness in Asian economies would likely result in reduced demand and lower prices for the metals. We think they are right, but that this will be a relatively temporary phenomenon. As Asian countries attempt to export their way out of the current economic malaise, we believe demand and base metals prices will recover. Consequently, we are adding to positions in stocks we feel are very cheap relative to longer-term prospects.

The Fund's median capitalization of approximately $1.3 billion compared to about $2.8 billion for the S&P Mid-Cap Index also worked against us, as larger mid-cap companies tended to outperform their smaller counterparts. We still are finding more fundamental values in smaller mid-cap companies. In the year ahead, we believe other investors will as well.



                          [Photo of Michael A. Berry]


                            Michael A. Berry, Ph.D.
                               Portfolio Manager



"We still are finding more fundamental values in smaller mid-cap companies. In the year ahead, we believe other investors will as well."

                                                                    VALUE REPORT



There's No Business Like Show Business

King World Productions is one of the leading syndicators of television programming, with an impressive roster that includes The Oprah Winfrey Show, Wheel of Fortune, and The New Hollywood Squares. The stock got hit hard when it was rumored that Oprah was going to hang up her microphone to direct and act in more movies. We bought the stock shortly after Oprah announced she would continue with the show.

King World stock has recovered nicely, rebounding from a 1997 low below $35 per share to $57.75 at year-end 1997. On January 19, 1998 shareholders approved a 2-for-1 stock split. We think it still represents value. Prices for leading syndicated programming are trending up. We expect King World's earnings will as well. The company has a rock-solid balance sheet featuring around $370 million in cash. Oprah owns 5% and the King family, including the Chairman and CEO, owns around 20%. So, management and leading talent should be motivated to keep the show on the road. At year-end 1997, King World stock was trading at around 14 times our 1998 earnings estimates and at around 2.6 times book value. Of course, we'll stay tuned to developments, but for now, that is an attractive enough value to keep us from changing the channel.




     [line chart illustrating performance of an assumed investment of $10,000 in the Heartland Mid Cap Value Fund and the S&P Mid-Cap Index beginning on 10/11/96 as follows:

                     Heartland Mid     S&P Mid-Cap
                     Cap Value Fund       Index
       10/11/96        $10,000          $10,000
       12/31/96         10,660           10,562
       03/31/97         10,680           10,405
       06/30/97         12,100           11,934
       09/30/97         13,420           13,853
       12/31/97         13,094           13,969

Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:
1-year                     22.8%
since inception            24.7%]



On 12/31/97, the Fund held 15,000 shares of King World Productions, Inc., valued at $866,250, or 2.4% of the Fund's net assets.

VALUE REPORT


Heartland U.S. Government Securities Fund


                          [Photo of Douglas S. Rogers]


                             Douglas S. Rogers, CFA
                              Portfolio Co-Manager


                         [Photo of Patrick J. Retzer]


                             Patrick J. Retzer, CPA
                              Portfolio Co-Manager



"Barbelling our portfolio provided a total return advantage over concentrating investments in intermediate term Treasuries."

In full year 1997, the Fund returned 9.7% versus the benchmark index's 7.7% advance. In fourth quarter 1997, the Fund returned 3.4% compared to the Lehman Intermediate Term Treasury Index's 2.2% gain.

Declining interest rates along the yield curve buoyed bond returns in 1997. In fourth quarter 1997, investors' "flight to quality" from a highly volatile stock market benefited Treasury securities in particular, with yield spreads to corporates widening due, in our opinion, to developing concerns over the impact the Asian crisis would have on corporate earnings and balance sheets. Consequently, our decision earlier this year to eliminate corporate bonds from the Fund's portfolio proved advantageous.

Our decision to limit interest rate risk by keeping the Fund's average portfolio duration between 3 to 6 years might have restrained returns, as the long end of the government bond market performed spectacularly well. However, we had "barbelled" the portfolio, with heavy weightings in longer term bonds at one end and short term mortgage agencies with higher yields than short term Treasuries on the other. This strategy provided a total return advantage over concentrating investments in intermediate term Treasuries.

As of year-end 1997, the Fund has approximately 60% of its assets in short and intermediate duration Government Agency mortgage bonds. While mortgage bonds are subject to prepayment risk, they provide a significant yield advantage over similar duration Treasuries.

Looking ahead to 1998, we think interest rates will continue to trend down, albeit not immediately and not as dramatically as in 1997. The federal budget deficit is shrinking and some economists are forecasting a budget surplus in 1998. U.S. government securities still have a yield advantage over bonds from other

                                                                    VALUE REPORT



developed nations--somewhat confounding in that America has the lowest deficit to Gross Domestic Product of the G7 nations. So, we think foreign investment will continue to be strong. Declining issuance of U.S. government bonds may also result in a "scarcity" premium.

With our favorable outlook for the bond market, increasing volatility in the stock market as growth stocks blow up on a regular basis, and certain foreign markets offering all the safety of a minefield, we believe prudent investors should consider allocating a larger portion of their assets to U.S. government bond funds.

Oh Give Me a Home

As investors spooked by the volatile stock market stampeded into Treasuries, prices took off. As value investors, we saw where the herd was heading and went to an alternative water hole--non-callable Federal Home Loan Bank bonds. Our reasoning was that, as Treasuries became more fully priced, some of the buffaloes would seek value elsewhere. We were already sipping at this higher yielding spring when they arrived. So, the portfolio got a yield boost and some attractive capital appreciation as well as other investors dipped in.

   [line chart illustrating performance of an assumed investment of $10,000 in the Heartland U.S. Government Securities Fund, the Lipper Gen. U.S. Government Fund Index and the Lehman Intermediate Treasury Index beginning on 4/9/97 as follows:

     Heartland U.S.             Lipper Gen. U.S    Lehman Intermediate
  Gov't Securities Fund         Gov't Fund Index     Treasury Index
  04/09/87      $10,000             $10,000             $10,000
  12/31/88       10,846              10,709              10,950
  12/31/89       12,072              12,039              12,338
  12/31/90       13,277              13,003              13,540
  12/31/91       15,529              14,905              15,409
  12/31/92       17,095              15,815              16,478
  12/31/93       20,141              17,132              17,835
  12/31/94       18,199              16,315              17,518
  12/31/95       21,656              19,079              20,043
  12/31/96       22,089              19,466              20,842
  12/31/97       24,230              21,181              22,446

   Legend in graph states that Past Performance is not predictive of future results.

   A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

   1-year                    9.7%
   5-year                    7.2%
   10-year                   9.0%
   since inception           8.6%]

On 12/31/97, the Fund held $2,500,000 par value of Federal Home Loan Bank bonds worth $2,680,350 representing 5.5% of the Fund's net assets.

The Lehman Intermediate Treasury Index is an unmanaged index of all Treasury securities issued by the U.S. Government with maturities of greater than one year but less than ten years and at least $100 million in outstanding issuance.

VALUE REPORT


Heartland Value Plus Fund

                        [Photo of William J. Nasgovitz]


                              William J. Nasgovitz
                              Portfolio Co-Manager


                          [Photo of Patrick J. Retzer]


                             Patrick J. Retzer, CPA
                              Portfolio Co-Manager


"We believe high-yielding stocks such as utilities and REITs may be a safe port in a market storm."

In full year 1997, the Fund returned 30.6% versus the Russell 2000 Index's 22.4% advance. In fourth quarter 1997, the Fund returned 2.3% compared to the Russell 2000 Index's decline of 3.3%. For more information on the Fund, including top ten positions, please see the Fund Fact Sheet on page 17.

Value Plus really lived up to its name in 1997. Thirteen portfolio holdings were taken over. It appears strategic corporate buyers are value investors as well. Our financial stocks, including Real Estate Investment Trusts (REITs) performed quite well, as did our substantial utilities holdings, with investors appearing to recognize that deregulation may prove to be a blessing instead of a curse. We also saw some nice moves in convertible preferred and convertible bond holdings. It is hard to single out any industry group of any size in the portfolio that truly disappointed. Our investment in Amway Asia Pacific Ltd. was premature and we sold out at a loss. Also, several small positions in South African gold mining stocks are presently underwater, but we believe they can do better in the year ahead, if gold regains some of its glitter.

We believe that high-yielding groups like utilities and REITs, which together represented about 24% of the Fund's net assets at year-end 1997, will contribute to performance in the year ahead. We don't think these groups are as vulnerable to earnings disappointments as other sectors of the market. Also, we believe they will be perceived as safe havens and/or bond alternatives for equity investors seeking a port in what may be a stock market storm.

                                                                    VALUE REPORT



By the Time They Get to Tucson, We'll be Waiting

In 1992, Tucson Electric Power Company was in bankruptcy. Despite explosive growth in its market, the company was saddled with uneconomic long-term coal contracts--all its electric generating plants were coal fired--and local regulators who would not grant sufficient rate relief to ensure the company's financial health. The Company was able to re-negotiate contracts with its coal suppliers at prevailing market prices and emerge from bankruptcy in January, 1998, under a new name, UniSource Energy Corporation.

At year-end 1997, the company's stock was trading at 3.3 times our 1998 cash flow estimates and 10.7 times our 1998 earnings projections. This compares to price-to-cash flows in the 5 to 6 range and P/Es in the low to mid teens range for other electric utilities. Why so cheap? In our opinion, it is the current lack of a dividend. We believe the company will reinstitute a dividend as early as second half 1998 and begin attracting traditionally yield-oriented stock investors. UniSource Energy may attract other investors in the form of larger, more well-heeled utilities from upstate or over in California with designs on the fast-growing Tucson market. If the story continues to develop as we think it will, by the time other investors get to Tucson, we'll be waiting.

         [line chart illustrating performance of an assumed investment of $10,000 in the Heartland Value Plus Fund and the Russell 2000 Index beginning on 10/26/93 as follows:

                                   Heartland
                                Value Plus Fund   Russell 2000
               10/26/93             $10,000         $10,000
               12/31/94              10,001          10,109
               12/31/95              12,441          12,984
               12/31/96              16,646          15,125
               12/31/97              21,740          18,507

         Legend in graph states that Past Performance is not predictive of future results.

         A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:
         1-year                 30.6%
         3-year                 29.5%
         since inception        20.4%]


On 12/31/97, the Fund held 400,000 shares in Tucson Electric Power Company, valued at $7,250,000, representing 2.2% of the Fund's net assets.

VALUE REPORT


                      Heartland Small Cap Contrarian Fund


                        [Photo of William J. Nasgovitz]


                              William J. Nasgovitz
                                Portfolio Manager



"We are not inclined to cancel our life insurance, because we didn't get hit by a bus last year."


In full year 1997, the Fund returned 13.7% versus the Russell 2000 Index's 22.4% advance. In fourth quarter 1997, the Fund declined 8.7% compared to a 3.3% drop in the Russell 2000 Index. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 18.

Mergers and acquisitions were responsible for much of our gains as 10 portfolio companies were taken over in 1997. We buy stocks based on value, not takeover prospects. However, we believe strategic corporate buyers are also using value criteria in assessing potential acquisitions.

The Fund's defensive posture restrained performance. At year-end 1997, approximately 25% of total assets was allocated to short sales, another 22% was hedged via S&P 500 short futures, and 8% was held in cash and equivalents. We actually had nice gains in some of our shorts, most notably Liposome Company, Inc., Oracle Corporation, and Oxford Health Plans, Inc. Nevertheless, as a percentage of average 1997 net assets, our short positions resulted in a 2.5% loss for the year. However, we did successfully short S&P 500 index futures to hedge the portfolio and produce a positive return for the year. We plan to remain somewhat defensive in 1998 and are not inclined to cancel our life insurance, because we didn't get hit by a bus last year.

The Long and the Short of It

To demonstrate our value discipline, we thought it would be interesting to discuss a long and a short in the same industry. Matrix Pharmaceuticals, Inc. is a small research and development oriented drug company whose Intradose, a promising new treatment for shrinking cancerous tumors in the head and neck region, is now in final clinical trials at the FDA. On the company's announcements of the withdrawal of one product from

                                                                 VALUE REPORT



testing and an internal restructuring program, the stock dropped from a 1997 high near $8 per share. Based on most recently stated book values at the end of the third quarter, Matrix was trading below its stated $3.78 book value and just above its $2.75 per share in cash. We believe Matrix is a value oriented opportunity in an industry group that is generally very richly priced.

Compare this with Organogenesis, Inc., a biotech company competing with six other firms in developing artificial tissue for skin grafts. The company is losing money, and 1997 revenues are forecast at just $270,000. We estimate book value at $0.67 per share. Yet, at year-end 1997, the stock was trading at around 40 times book value, with a $484 million market cap. The company submitted its technology to the FDA for initial testing nearly three years ago. While the company recently announced that it received premarket approval from the FDA, we still feel that the stock is overpriced. We are monitoring the situation carefully and will close our short position if we see evidence Organogenesis can live up to all the promise baked into its fanciful valuation.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Small Cap Contrarian Fund and the Russell 2000 Index beginning on 4/27/95 as follows:

                   Heartland Small Cap
                     Contrarian Fund    Russell 2000
         04/27/95      $10,000           $10,000
         12/31/95       12,082            12,102
         12/31/96       14,362            14,098
         12/31/97       16,330            17,251

Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

         1-year                 13.7%
         since inception        20.1%]




On 12/31/97, the Fund held 0; 0; 0; 2,100,000; and (262,500) shares of Liposome
Company, Inc.; Oracle Corporation; Oxford Health Plans, Inc.; Matrix Pharmaceuticals, Inc.; and Organogenesis, Inc.; representing 0%; 0%; 0%; 2.6%; and (2.5%), respectively, of the Fund's net assets.

VALUE REPORT


                        [Photo of William J. Nasgovitz]


                              William J. Nasgovitz
                              Portfolio Co-Manager


                           [Photo of Eric J. Miller]


                               Eric J. Miller, CMA
                              Portfolio Co-Manager



"...we don't think it is an accident that our portfolio performance was enhanced by takeovers in 1997."


Heartland Value Fund

In 1997, the Fund returned 23.2% versus the Russell 2000 Index's 22.4% advance. However, in fourth quarter 1997, the Fund declined 5.9% compared to the Russell 2000 Index's decline of 3.3%. For more complete information on the Fund, including top ten holdings, please refer to the Fund Fact Sheet on page 19.

We are pleased to have materially outperformed the Russell 2000, our benchmark index for the year. Some of the credit must go to strategic corporate buyers, who provided new homes for 21 of our portfolio holdings. Strategic corporate buyers are seeking to extend product lines and distribution systems by acquiring niche companies in related industries. They appear to be looking for the same things we are--companies with strong free cash flow, positive earnings dynamics, capable management and sound balance sheets. Consequently, we don't think it is an accident that our performance was enhanced by takeovers in 1997.

On an industry group basis, our financial service stocks--brokers, banks and insurance companies--were among our best performing investments. We have been reducing the portfolio's exposure to bank stocks, which in our opinion, have gotten rather richly priced. Our investments in small, specialty retailers hurt portfolio performance. We must confess to being caught in a "value trap" in this group. Fundamentally, the stocks looked cheap. But, retailers in general have struggled this year, especially small, single-category retailers, which have been hurt worst of all. We have weeded out several losers, but still believe the sector has merit at current valuations.

Buying the Steak not the Sizzle

Lone Star Steakhouse and Saloon, Inc. stock was sizzling from January 1995 through April 1996. Then, growth

                                                                 VALUE REPORT



slowed and momentum investors bailed out, dropping the stock from a high of $45 down to the mid teens. We looked at the menu carefully. It appeared the sizzle was out of the stock, but that a fundamentally appetizing steak remained. We began accumulating the stock at $18 per share.

With approximately 265 restaurants, Lone Star is second only to Outback in the steakhouse category. The balance sheet is squeaky clean, with virtually no debt and about $150 million in cash. We believe management will use this cash to renew expansion. Lone Star plans on adding approximately 50 new restaurants and to broaden its menu in 1998. The company is increasing its advertising budget in an attempt to revive sales.

At year-end 1997, the stock was trading at around 10.6 times our 1998 earnings projections and at a relatively modest premium to our estimated $13.91 per share 1997 book value. Insiders own approximately 16% of the stock--with the CEO personally owning approximately 6% with another 2.5% in stock options at $28 per share. So, management should be financially motivated to reinvigorate the company. We expect relatively flat earnings in 1998, but looking farther out, we believe Lone Star can grow earnings at around 15% annually. If we are right, we think Lone Star Steakhouse stock will regain some of its sizzle.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Value Fund and the Russell 2000 Index beginning on 12/28/84 as follows:

                   Heartland Value Fund     Russell 2000
         12/28/84      $10,000                $10,000
         12/31/85       14,094                 13,219
         12/31/86       15,637                 13,970
         12/31/87       14,318                 12,745
         12/31/88       18,190                 15,918
         12/31/89       19,385                 18,503
         12/31/90       16,072                 14,892
         12/31/91       24,005                 21,751
         12/31/92       34,202                 25,756
         12/31/93       40,620                 30,626
         12/31/94       41,316                 30,070
         12/31/95       53,629                 38,618
         12/31/96       64,885                 44,987
         12/31/97       79,934                 55,048

Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

 1-year 23.2%
 5-year 18.5%
 10-year 18.8%
 since inception 17.3%]

On 12/31/97, the Fund held 825,000 shares of Lone Star Steakhouse and Saloon, Inc. valued at $14,437,500, representing 0.7% of the Fund's net assets.

VALUE REPORT


Heartland Large Cap Value Fund



This Fund pursues long-term capital appreciation and is our most conservative equity offering. Using Heartland's value-investing criteria, it seeks undervalued opportunities among companies with stock-market capitalizations of over $1 billion.

AVERAGE ANNUAL TOTAL RETURNS           1-year     Since inception (10/11/96)

  Large Cap Value Fund                   22.9%               23.2%

  S&P 500 Index                          33.4                33.9


The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.


FUND FACTS

Growth of $10,000
    since inception (10/11/96)..... $12,905/1/

Median market cap..................  $4.4 bil.
Share price........................     $12.30
Net assets.........................  $7.7 mil.

Fund vs. S&P 500/2/
    Alpha..........................        .70
    Beta...........................        .63
    R-squared......................        .77
Number of holdings.................         57


COMPARATIVE VALUATIONS

                                        Heartland
                                        Large Cap             S&P 500
                                        Value Fund             Index/4/

     Price/Earnings Ratio/3/              16.8x                23.1x

     Price/Book Value Ratio                2.0x                 3.9x

     Price/Cash Flow Ratio                 8.5x                 14.0x


TOP 10 HOLDINGS

Consolidated Natural Gas Co..............   3.6%
Unicom Corporation.......................   3.6
Telecomunicacoes Brasileiras S.A. (ADR)..   3.5
Shaw Industries, Inc.....................   3.3
Owens Corning............................   2.8
YPF Sociedad Anonima (ADR)...............   2.7%
Aetna, Inc...............................   2.5
Reynolds & Reynolds Co. (Class A)........   2.4
UCAR International, Inc..................   2.3
Companhia Cervejaria Brahma (ADR)........   2.2


All statistics are as of December 31, 1997.

/1/ Includes reinvestment of all dividends and capital gains distributions. Without expense reimbursement and management fee waiver in effect during the period, total return would have been lower. /2/Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 12/31/97. Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/'97 estimate. /4/ Source: The Micro-Cap Research Group at Schroder & Co. Inc.

VALUE REPORT


Heartland Mid Cap Value Fund

This Fund pursues long-term capital appreciation. Using intensive research and Heartland's value criteria, it seeks undervalued opportunities among companies with stock market capitalizations between $500 million and $3.5 billion.


AVERAGE ANNUAL TOTAL RETURNS           1-year    Since inception (10/11/96)

  Mid Cap Value Fund                    22.8%                24.7%

  S&P Mid-Cap Index                     32.3                 31.5


The S&P Mid-Cap Index is an unmanaged index of 400 stocks generally considered representative of the mid-cap market.

FUND FACTS

Growth of $10,000
    since inception (10/11/96)...................... $13,094/1/
Median market cap................................... $1.3 bil.
Share price......................................... $12.78
Net assets.......................................... $36.6 mil.

Fund vs. S&P Mid-Cap Index/2/
    Alpha...........................................        .68
    Beta............................................        .73
    R-squared.......................................        .83
Number of holdings..................................         66

COMPARATIVE VALUATIONS

                                         Heartland               S&P
                                          Mid Cap              Mid-Cap
                                        Value Fund              Index/4/

     Price/Earnings Ratio/3/               16.6x                 24.0x

     Price/Book Value Ratio                2.2x                   3.0x

     Price/Cash Flow Ratio                 9.3x                  15.8x


TOP 10 HOLDINGS

Allegiance Corporation...........................   2.6%
Toll Brothers, Inc. .............................   2.4
King World Productions, Inc. ....................   2.4
Lehman Brothers Holdings, Inc. ..................   2.3
Reliance Group Holdings, Inc. ...................   2.3
Medusa Corporation...............................   2.2
Bank United Corporation..........................   2.1
Commercial Federal Corporation...................   2.1
Lennar Corporation...............................   2.1
Wellpoint Health Networks, Inc. .................   2.0


All statistics are as of December 31, 1997.

/1/Includes reinvestment of all dividends and capital gains distributions. /2/Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 12/31/97.
Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/'97 estimate. /4/Source: The Micro-Cap Research Group at Schroder & Co. Inc.

VALUE REPORT


Heartland U.S. Government Securities Fund



This Fund seeks a high level of current income, liquidity, and safety of principal. It works to minimize credit risk by investing virtually all its assets in securities issued or guaranteed by the U.S. Government or its agencies./1/ And although its duration is unrestricted, the Fund generally looks to limit price fluctuation by managing within a narrow, intermediate duration range of 3 to 6 years.


  DECEMBER YIELD.................................................... 5.7%/2/

SEC yield annualized for the 30 days ending 12/31/97.


AVERAGE ANNUAL TOTAL RETURNS
                                                                Since inception
                            1-year      5-year      10-year          4/9/87

  U.S. Government
  Securities Fund             9.7%        7.2%         9.0%            8.6%

  Lipper General
  U.S. Gov't Fund Index       8.8         6.0          7.8             7.2

The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper Analytical Services, Inc.


FUND FACTS

Growth of $10,000
    since inception (4/9/87)................. $24,230/3/

Net assets................................... $48.6 mil.

Share price....................................... $9.85

Avg. weighted duration......................... 4.7 yrs.

Avg. weighted credit quality........................ AAA

Dividends..........  Declared daily, distributed monthly

Sales commission................................... None


TOP 5 HOLDINGS

FHLMC CMO-SEQ 1921 B 6.5% 5/15/21.................................... 12.3%

VA VENDEE CMO-SEQ 1992-2F 7.0% 2/15/18..............................  10.6

US Treasury Bond 7.25% 8/15/22......................................   9.5

FNMA 6.76% 7/16/07 (Callable 7/06/02)...............................   6.4

FNMA 6.7% 12/12/06 (Callable 12/12/01)..............................   6.3


All statistics are as of December 31, 1997.

/1/The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price. /2/Without fee waivers in effect during the period, SEC yield would have been 5.3% and total return would be lower. /3/Includes reinvestment of all dividends and capital gains distributions.

                                                                VALUE REPORT


Heartland Value Plus Fund



An equity-income investment, this Fund seeks both capital appreciation and current income. By investing chiefly in income-producing equity securities of smaller companies, it pursues capital appreciation and a dividend yield higher than the yield of the S&P 500.

DECEMBER YIELD

  Value Plus Fund .............................................. 3.8%*

  S&P 500 Index ................................................ 1.6%

*SEC yield annualized for the 30 days ending 12/31/97.

AVERAGE ANNUAL TOTAL RETURNS                                Since inception
                                 1-year         3-year         10/26/93

  Value Plus Fund                30.6%          29.5%           20.4%


  Russell 2000                   22.4           22.3            15.9

The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. Small company stocks may be more volatile than those of the S&P 500.


FUND FACTS

Growth of $10,000
    since inception (10/26/93)......... $21,740/1/

Median market cap......................... $199 mil.
Share price............................. $16.13
Net assets.............................. $336.3 mil.

Fund vs. Russell 2000/2/
  Alpha................................... 7.32
  Beta..................................... .45
  R-squared................................ .45

Number of holdings......................... 115


COMPARATIVE VALUATIONS
                                         Heartland             Russell
                                      Value Plus Fund           2000/4/


     Price/Earnings Ratio/3/               16.4x             25.0x

     Price/Book Value Ratio                1.4x               2.7x

     Price/Cash Flow Ratio                 7.8x              16.8x


TOP 10 HOLDINGS
Fleming Companies, Inc. ..........................  3.0%
WPL Holdings, Inc. ...............................  3.0
Central & South West Corporation .................  2.5
USX-Delhi Group ..................................  2.4
Dames & Moore, Inc. ..............................  2.3
Tuscon Electric Power Company ....................  2.2
London Pacific Group Ltd. (ADR) ..................  2.1
Southwestern Energy Company ......................  2.1
Rochester Gas & Electric Corporation .............  2.0
Tecumseh Products Company (Class A) ..............  1.8


All statistics are as of December 31, 1997.

/1/Includes reinvestment of all dividends and capital gains distributions. /2/Based on monthly data for the 3-year period ending 12/31/97. Source:
Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/'97 estimate. /4/Source: The Micro-Cap Research Group at Schroder & Co. Inc.

VALUE REPORT


Heartland Small Cap Contrarian Fund

With a focus on small company stocks, this Fund seeks maximum long-term growth through an aggressive value-based strategy. It seeks to take advantage of both undervalued and overvalued stocks, as well as both rising and declining markets. The Fund can short stocks it regards as overvalued, use leverage--or borrow--to enhance returns, and use options and futures to hedge the portfolio. In exchange for potentially greater returns, these sophisticated techniques involve additional risks. (Closed to new investors since 11/1/97)


AVERAGE ANNUAL TOTAL RETURNS          1-year        Since inception (4/27/95)

  Small Cap Contrarian Fund            13.7%                 20.1%

  Russell 2000                         22.4                  22.6


The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market in general.

FUND FACTS

Growth of $10,000
    since inception (4/27/95)..........$16,330/1/

Number of holdings
    Long positions.........................106
    Short positions.........................23

Fund vs. Russell 2000/2/
    Alpha.................................3.52
    Beta.................................. .64
    R-squared............................. .44

Net assets.........................$276.6 mil.


COMPARATIVE VALUATIONS


                                    Heartland Small Cap
                                      Contrarian Fund          Russell
                                     (Long Positions)          2000/4/


     Price/Earnings Ratio/3/              21.3x                 25.0x

     Price/Book Value Ratio                1.9x                  2.7x

     Price/Cash Flow Ratio                 9.8x                 16.8x

TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc......................4.4%
Drypers Corp. (7.5% Sr. Conv. Cum. Pfd.)......3.7
Matrix Pharmaceutical, Inc....................2.6
Orthologic Corporation........................2.4
Executone Information Systems, Inc............2.2
BTG, Inc......................................2.2
Shiloh Industries, Inc........................2.1
ICU Medical, Inc..............................2.0
Templeton Dragon Fund, Inc....................1.9
Donnelly Corporation (Class A)................1.8




All statistics are as of December 31, 1997.

/1/ Includes reinvestment of all dividends and capital gains distributions.
/2/ Based on monthly data for the period from 4/27/95 through 12/31/97. Source:
Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/'97 estimate. /4/Source: The Micro-Cap Research Group at Schroder & Co. Inc.

                                                                    VALUE REPORT

Heartland Value Fund

This Fund seeks capital appreciation through small company stocks selected on a value basis. (Closed to new investors since 7/1/95)


AVERAGE ANNUAL TOTAL RETURNS
                                                               Since inception
                              1-year       5-year      10-year    12/28/84

  Value Fund                  23.2%         18.5%       18.8%       17.3%

  Russell 2000                22.4          16.4        15.8        14.0

The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS

Growth of $10,000
    since inception (12/28/84).................$79,934/1/

Net assets.....................................$2.1 bil.
Median market cap...............................$94 mil.
Avg. weighted market cap.......................$436 mil.

Fund vs. Russell 2000/2/
    Alpha...........................................2.70
    Beta............................................ .65
    R-squared....................................... .58

Number of holdings...................................353


COMPARATIVE VALUATIONS
                                    Heartland     Russell
                                   Value Fund      2000/4/


     Price/Earnings Ratio/3/          19.7x         25.0x

     Price/Book Value Ratio            2.1x          2.7x

     Price/Cash Flow Ratio            10.2x         16.8x


TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc...........6.2%    Eaton Vance Corporation.........1.2%

Associated Banc-Corp...............1.4     Forest Oil Corporation..........1.2

John Alden Financial Corporation...1.4     Tesoro Petroleum Corporation....1.0

Grand Casinos, Inc.................1.3     PXRE Corporation................0.9

Presidential Life Corporation......1.3     ShopKo Stores, Inc..............0.9


All statistics are as of December 31, 1997.

/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 12/31/97. Source:
Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/ '97 estimate. /4/ Source: The Micro-Cap Research Group at Schroder & Co. Inc.

VALUE REPORT


                        Heartland's Risk/Return Spectrum


          [graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, U.S. Government Securities and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap Value, Value Plus,
          Mid Cap Value, Value and Small Cap Contrarian.]


In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose a fund with an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency. For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus. Read it carefully before you invest.


                                   Definitions

PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

                          SCHEDULES OF INVESTMENTS AND
                              FINANCIAL STATEMENTS

                                Table of Contents
                   ------------------------------------------

 2 ...................................................Small Cap Contrarian Fund
 5 ..................................................................Value Fund
13 ..........................................................Mid Cap Value Fund
15 ........................................................Large Cap Value Fund
17 .............................................................Value Plus Fund
21 .............................................U.S. Government Securities Fund
22 ........................................Statements of Assets and Liabilities
24 ....................................................Statements of Operations
26 .......................................................Statements of Changes
                                                                  in Net Assets
30 ........................................................Financial Highlights
35 ...............................................Notes to Financial Statements



                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Small Cap Contrarian Fund, Heartland Value Fund, Heartland Mid Cap Value Fund, Heartland Large Cap Value Fund, Heartland Value Plus Fund and Heartland U.S. Government Securities Fund (six of the portfolios constituting Heartland Group, Inc., hereafter referred to as the "Funds") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Funds presented for the periods ended on or prior to December 31, 1996 were audited by other independent accountants whose report dated February 7, 1997 expressed an unqualified opinion on those statements.

Milwaukee, Wisconsin                                        Price Waterhouse LLP
February 6, 1998

                       HEARTLAND SMALL CAP CONTRARIAN FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1997

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Percent of
COMMON STOCKS - 92.5%                                        Shares        Industry                       Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
Advocat, Inc. (a)(b)(c)                                     279,200    Drugs & Medicine               $  2,373,200      0.9%
Allou Health & Beauty Care, Inc. (Class A) (a)(b)(c)        525,000    Drugs & Medicine                  3,871,875      1.4
American Physicians Services Group, Inc. (a)(b)(c)          207,200    Insurance - Specialty             1,476,300      0.5
Atlantic American Corporation (c)                           337,800    Insurance                         1,710,112      0.6
Donnelly Corporation (Class A) (b)(c)                       300,000    Motor Vehicles                    5,043,750      1.8
Drypers Corporation (a)(b)(d)                               168,882    Paper & Forest Products             898,773      0.3
Dynamic Materials Corporation (a)(b)(c)                     222,000    Chemicals                         1,776,000      0.6
ELXSI Corporation (c)                                       100,000    Non-Durables & Entertainment      1,150,000      0.4
Fahnestock Viner Holdings, Inc. (c)                         200,000    Miscellaneous Financial           3,487,500      1.3
Family Steak Houses of Florida, Inc. (a)(b)                 700,000    Non-Durables & Entertainment        415,660      0.1
First Philippine Fund, Inc.                                 400,000    Regulated Investment Company      2,725,000      1.0
Fortress Group, Inc. (b)(c)                                 700,000    Construction                      2,975,000      1.1
Friedman Industries, Inc. (c)                               210,000    Steel                             1,260,000      0.5
Global Motorsport Group, Inc. (a)(b)(c)                     400,000    Motor Vehicles                    4,650,000      1.7
Home Security International, Inc. (a)(b)(c)                 317,500    Business Services                 3,571,875      1.3
ICTS International N.V. (a)(b)(c)                           325,000    Business Services                 2,843,750      1.0
Kentek Information Systems, Inc. (b)(c)                     451,800    Business Machines                 3,049,650      1.1
K-Tron International, Inc. (a)(c)                           122,000    Electronics                       2,104,500      0.8
Manchester Equipment Company, Inc. (a)(b)(c)                500,000    Business Services                 2,000,000      0.7
Moore Medical Corporation (a)(b)(c)                         200,000    Drugs & Medicine                  2,175,000      0.8
Motor Club of America (a)(b)(c)                             146,000    Insurance                         1,971,000      0.7
Northwest Pipe Company (a)(c)                               200,000    Steel                             4,800,000      1.7
O. I. Corporation (a)(b)(c)                                 352,000    Optical & Photo Equipment         1,540,000      0.6
Point West Capital Corporation (a)(b)                       400,000    Miscellaneous Financial           1,500,000      0.5
PremiumWear, Inc. (a)(b)                                    200,000    Apparel                           1,062,500      0.4
Programmer's Paradise, Inc. (a)(b)(c)                       251,900    Business Machines                 2,361,563      0.9
Raytel Medical Corporation (a)(c)                           200,000    Drugs & Medicine                  2,325,000      0.8
Safety Components International, Inc. (a)(b)(c)             227,500    Non-Durables & Entertainment      2,730,000      1.0
Shiloh Industries, Inc. (a)(c)                              300,000    Producer Goods                    5,700,000      2.1
Speizman Industries, Inc. (a)(b)(c)                         290,000    Producer Goods                    1,631,250      0.6
The Stephan Company (c)                                      54,500    Soap & Cosmetics                    725,531      0.3
Unico American Corporation (c)                              100,000    Insurance                         1,225,000      0.4
Washington Homes, Inc. (a)(c)                               250,000    Construction                        906,250      0.3
Winsloew Furniture, Inc. (a)(c)                             287,000    Consumer Durables                 4,161,500      1.5
                                                                                                      -------------  --------
                                                                                                      $ 82,197,539     29.7%
 Low Price to Book Value
Aldila, Inc. (a)(c)                                         350,000    Non-Durables & Entertainment   $  1,531,250      0.6%
Alta Gold Company (a)(c)                                    700,000    Gold                                940,660      0.3
Apex Silver Mines, Ltd. (a)(d)                              187,500    Gold                              1,792,969      0.6
Ashanti Goldfields Company Ltd. (GDR)                       350,000    Gold                              2,625,000      0.9
Astro-Med, Inc. (c)                                         215,400    Business Machines                 1,723,200      0.6
Bio-Vascular, Inc. (b)(c)                                   526,000    Drugs & Medicine                  1,972,500      0.7
Bitstream, Inc. (a)(b)(c)                                   445,300    Software                            834,937      0.3
BTG, Inc. (a)(b)(c)                                         610,000    Business Services                 6,023,750      2.2
Cabot Oil & Gas Corporation (a)                             100,000    Domestic Oil                      1,943,750      0.7
Callon Petroleum Company (a)(c)                             100,000    Domestic Oil                      1,628,130      0.6
Capital Corp of the West (c)                                100,000    Banks                             1,475,000      0.5
Community Financial Corporation (c)                          50,000    Banks                               906,250      0.3
Crown Books Corporation (a)(b)(c)                           325,000    Retail                            2,071,875      0.7
Dailey International, Inc. (a)(c)                           150,000    Energy & Raw Materials            1,631,250      0.6
Executone Information Systems, Inc. (a)(b)(c)             2,800,000    Business Services                 6,125,000      2.2
Geomaque Explorations, Ltd. (a)(e)                          862,500    Gold                              1,531,455      0.6
Harding Lawson Associates Group, Inc. (a)(b)(c)             475,000    Business Services                 4,868,750      1.8
High Plains Corporation (a)(b)(c)                         1,000,000    Chemicals                         2,875,000      1.0
Little Switzerland, Inc. (a)(c)                             300,000    Retail                            2,118,750      0.8

                      HEARTLAND SMALL CAP CONTRARIAN FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Percent of
COMMON STOCKS - 92.5% [CONT'D]                         Shares        Industry                          Value      Net Assets
----------------------------------------------------------------------------------------------------------------------------
 Low Price to Book Value [CONT'D]
Matrix Pharmaceutical, Inc. (a)(b)(c)                2,100,000    Drugs & Medicine                 $  7,218,750       2.6%
Microtest, Inc. (a)(c)                                 300,000    Electronics                         1,387,500       0.5
Motorcar Parts Accessories, Inc. (a)(c)                125,000    Motor Vehicles                      2,093,750       0.8
M-Wave, Inc. (a)(b)                                    277,000    Electronics                           969,500       0.4
Napco Security Systems, Inc. (a)(c)                    108,700    Electronics                           652,200       0.2
Net Bank, Inc. (a)(c)                                  230,000    Miscellaneous Financial             2,702,500       1.0
NTN Canada, Inc. (a)(b)                                171,500    Media                                 600,250       0.2
PDK Labs, Inc. (a)(c)                                  125,000    Drugs & Medicine                      859,375       0.3
Players International, Inc. (a)(c)                     992,400    Travel & Recreation                 3,163,275       1.1
Six Rivers National Bank (a)                            50,000    Banks                                 887,500       0.3
Southwall Technologies, Inc. (a)(c)                     88,600    Chemicals                             620,200       0.2
TCI International, Inc. (a)                            152,400    Electronics                           742,950       0.3
Tipperary Corporation (a)(b)                           937,900    Energy & Raw Materials              3,810,219       1.4
Union Bankshares, Ltd. (a)(b)(c)                        40,000    Banks                               1,005,000       0.4
Vital Images, Inc. (a)                                  90,000    Business Services                     129,375       0.0
                                                                                                   ------------     -------
                                                                                                   $ 71,461,820      25.7%

 Below Average Price/Cash Flow Ratio
Butler International, Inc. (a)(c)                       40,000    Business Services                $    700,000       0.3%
Catherines Stores Corporation (a)(b)(c)                600,000    Apparel                             4,200,000       1.5
Chico's Fas, Inc. (a)(b)(c)                            460,000    Apparel                             3,105,000       1.1
Children's Discovery Centers
  of America, Inc. (a)(b)(c)                           500,000    Business Services                   4,875,000       1.8
Communications Central, Inc. (a)(c)                    300,000    Telephone                           3,018,750       1.1
Control Devices, Inc. (c)                              129,301    Electronics                         2,068,816       0.7
Dart Group Corporation (Class A)(c)                     39,500    Retail                              4,582,000       1.7
Diehl Graphsoft, Inc. (a)                              150,000    Business Services                     543,750       0.2
Excelsior-Henderson Motorcycle
  Mfg. Co. (a)(b)(d)                                   460,000    Motor Vehicles                      1,868,704       0.7
The GNI Group, Inc. (a)(b)(c)                          600,000    Business Services                   2,925,000       1.1
ICN Pharmaceuticals, Inc. (c)                          250,000    Drugs & Medicine                   12,203,125       4.4
ICU Medical, Inc. (a)(b)(c)                            450,000    Drugs & Medicine                    5,568,750       2.0
Norland Medical Systems, Inc. (a)(b)(c)                540,000    Electronics                         4,050,000       1.5
Personnel Management, Inc. (a)(b)(c)                   200,000    Business Services                   2,450,000       0.9
Portec, Inc. (c)                                       150,000    Railroads & Shipping                2,175,000       0.8
RCM Technologies, Inc. (a)(c)                          139,000    Business Services                   2,363,000       0.9
Resource Bancshares Mortgage Group, Inc. (c)           105,000    Miscellaneous Financial             1,712,813       0.6
Riviera Tool & Die Company (a)(b)(c)                   156,400    Producer Goods                      1,720,400       0.6
Spectrum Control, Inc. (a)(c)                          515,000    Electronics                         2,768,125       1.0
Summit Resources, Ltd. (a)(e)                        1,200,000    International Oil                   3,816,840       1.4
Summit Resources, Ltd. (Rights) (a)(e)                 271,250    International Oil                      37,920       0.0
Syncor International Corporation (a)(c)                290,100    Drugs & Medicine                    4,677,863       1.7
Tufco Technologies, Inc. (a)(c)                         70,000    Media                                 770,000       0.3
                                                                                                   ------------     -------
                                                                                                   $ 72,200,856      26.3%
 Special Situations
Autonomous Technologies Corporation (b)(c)             515,000    Drugs & Medicine                 $  2,896,875       1.0%
Bolder Technologies Corporation (c)                    267,500    Electronics                         2,574,687       0.9
Coastal Physician Group, Inc. (a)(b)                 1,500,000    Drugs & Medicine                    1,218,750       0.4
Convergent Communications, Inc.
  (Units)(a)(d)                                        200,000    Telecommunications                    500,000       0.2
Harmony Brook, Inc. (a)(b)                             700,000    Business Services                     196,910       0.1
HMI Industries, Inc. (a)                                29,900    Consumer Durables                     179,400       0.1
In Home Health, Inc. (a)(b)                          1,405,000    Drugs & Medicine                    1,317,188       0.5
Korea Fund, Inc.                                       400,000    Regulated Investment Company        2,650,000       1.0
Morgan Stanley Asia-Pacific Fund                       500,000    Regulated Investment Company        3,718,750       1.3
Orthologic Corporation (a)(c)                        1,200,000    Drugs & Medicine                    6,675,000       2.4
PolyVision Corporation (a)(b)                          600,000    Construction                          525,000       0.2
Scudder New Asia Fund, Inc.                            241,500    Regulated Investment Company        2,339,531       0.8

                       HEARTLAND SMALL CAP CONTRARIAN FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997


----------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
COMMON STOCKS - 92.5% [CONT'D]                   Shares             Industry                  Value      Net Assets
----------------------------------------------------------------------------------------------------------------------
 Special Situations [CONT'D]
Templeton Dragon Fund, Inc.                     500,000    Regulated Investment Company   $  5,375,000      1.9%
VECTRA Technologies, Inc. (a)(b)                650,000    Business Services                    19,500      0.0
                                                                                          ------------    -------
                                                                                            30,186,591     10.8%
                                                                                          ------------
 TOTAL COMMON STOCKS (Cost $251,236,503)                                                  $256,046,806
----------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
PREFERRED STOCK - 3.7%                           Shares          Industry                     Value      Net Assets
----------------------------------------------------------------------------------------------------------------------
Drypers Corp. 7.5% Senior
  Conv. Cumulative (b)(c)(d)                     18,598    Paper & Forest Products        $ 10,154,257      3.7%
                                                                                          ------------
TOTAL PREFERRED STOCK (Cost $1,859,800)                                                   $ 10,154,257

----------------------------------------------------------------------------------------------------------------------
                                               Par                                                       Percent of
SHORT-TERM INVESTMENT - 0.3%                 Amount                                           Value      Net Assets
----------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+)
Warner-Lambert Company 5.49%              $    781,000                                    $    781,000        0.3%
                                                                                          -------------
TOTAL SHORT-TERM INVESTMENT (Cost $781,000)                                               $    781,000

TOTAL INVESTMENTS (Cost $253,877,303) ................................................    $266,982,063       96.5%
Cash and receivables, less liabilities ...............................................       9,659,831        3.5
                                                                                          -------------    --------
TOTAL NET ASSETS .....................................................................    $276,641,894      100.0%
                                                                                          =============    ========

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c) All or part of security committed as collateral for short sales or futures contracts. See Notes 2(e) and 2(f) in Notes to Financial Statements.
(d)  Restricted security. See Note 2(g) in Notes to Financial Statements.
(e)  Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of December 31, 1997.

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
SHORT SALES - (34.7%)                           Shares      Industry                           Value         Net Assets
------------------------------------------------------------------------------------------------------------------------
Advanced Fibre Communications                   70,000   Telephone                        $   2,038,750          (0.7)%
Advanced Tissue Sciences, Inc.                  50,000   Drugs & Medicine                       618,750          (0.2)
Alydaar Software Corporation                     2,700   Business Services                       42,525          (0.0)
Arterial Vascular Engineering, Inc.             60,000   Drugs & Medicine                     3,900,000          (1.4)
Cisco Systems, Inc.                            135,000   Business Machines                    7,526,250          (2.7)
Clear Channel Communications, Inc.              75,000   Media                                5,957,812          (2.2)
Consolidated Graphics, Inc.                    140,000   Media                                6,527,500          (2.4)
Dollar Tree Stores, Inc.                       126,000   Retail                               5,213,250          (1.9)
Drypers Corporation                            450,000   Paper & Forest Products              2,643,750          (1.0)
Gentex Corporation                             125,000   Construction                         3,359,375          (1.2)
The Gillette Company                            75,000   Soaps & Cosmetics                    7,532,812          (2.7)
HBO & Company                                  165,000   Media                                7,920,000          (2.9)
i2 Technologies, Inc.                           40,000   Business Services                    2,110,000          (0.8)
Information Management Resources, Inc.          22,000   Business Services                      825,000          (0.3)
Iomega Corporation                             220,000   Business Machines                    2,736,250          (1.0)
Navistar International Corporation             100,000   Motor Vehicles                       2,481,250          (0.9)
Organogenesis, Inc.                            262,500   Drugs & Medicine                     6,923,438          (2.5)
Pentair, Inc.                                  165,000   Producer Goods                       5,929,688          (2.1)
Safeskin Corporation                           150,000   Tires & Rubber Goods                 8,512,500          (3.1)
Starbucks Corporation                           75,000   Food & Agriculture                   2,878,125          (1.0)
Sykes Enterprises, Inc. (a)                    100,000   Business Services                    1,950,000          (0.7)
Vitesse Semiconductor Corporation               50,000   Electronics                          1,887,500          (0.7)
Yahoo! Inc.                                     92,000   Business Services                    6,371,000          (2.3)
                                                                                           ------------
TOTAL SHORT SALES (Proceeds $79,837,707)                                                   $ 95,885,525
                                                                                           ============

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                              HEARTLAND VALUE FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1997


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Percent of
COMMON STOCKS - 85.5%                                Shares        Industry                          Value             Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
ABT Building Products Corporation (a)                200,000   Construction                         $3600,000               0.2%
Alabama National Bancorporation                      110,000   Banks                                2,901,250               0.1
Align-Rite International, Inc. (a)(b)                300,000   Electronics                          3,825,000               0.2
American Buildings Company (a)(b)                    500,000   Construction                        12,625,000               0.6
Amwest Insurance Group, Inc. (b)                     200,000   Insurance                            2,900,000               0.1
Astec Industries, Inc. (a)(b)                        965,000   Construction                        16,163,750               0.8
Atalanta/Sosnoff Capital Corporation                 250,000   Miscellaneous Financial              3,000,000               0.1
Baldwin Technology Company, Inc. (a)                 250,000   Optical & Photo Equipment            1,250,000               0.1
BancTec, Inc. (a)                                    228,100   Business Machines                    6,115,931               0.3
Belmont Homes, Inc. (a)                              400,000   Construction                         3,075,000               0.1
BMC Industries, Inc.                                 200,000   Electronics                          3,225,000               0.1
Bonded Motors, Inc. (a)(b)                           200,000   Motor Vehicles                       1,700,000               0.1
Bunka Shutter Company Ltd. (c)                       140,000   Construction                           385,448               0.0
Cameron Ashley Building Products, Inc. (a)(b)        595,000   Construction                         9,966,250               0.5
Chofu Seisakusho Company (c)                           9,400   Consumer Durables                      122,932               0.0
Compass Plastics & Technologies, Inc. (a)             87,900   Chemicals                              670,238               0.0
Cross-Continent Auto Retailers, Inc. (a)             500,000   Motor Vehicles                       4,187,500               0.2
Crossmann Communities, Inc.                          375,000   Construction                        10,359,375               0.5
DeVlieg-Bullard, Inc. (a)(b)                         485,000   Producer Goods                       1,849,063               0.1
Duckwall-ALCO Stores, Inc. (a)(b)                    360,000   Retail                               5,355,000               0.2
Engle Homes, Inc. (b)                                551,500   Construction                        10,133,813               0.5
Ensign Resource Service Group, Inc. (c)              100,000   International Oil                    2,418,730               0.1
Esterline Technologies Corporation (a)               300,000   Electronics                         10,800,000               0.5
Fibermark, Inc. (b)                                  395,000   Paper & Forest Products              8,492,500               0.4
Financial Industries Corporation (a)(b)              300,000   Insurance                            6,037,500               0.3
Finlay Enterprises, Inc. (a)                          62,000   Retail                               1,410,500               0.1
Friedman, Billings, Ramsey Group, Inc. (a)            40,000   Miscellaneous Financial                717,500               0.0
Fuji Coca Cola Bottling Company (c)                   17,000   Food & Agriculture                     132,614               0.0
Fukuda Denshi Company (c)                             36,000   Drugs & Medicine                       366,181               0.0
Gainsco, Inc.                                        131,400   Insurance                            1,116,900               0.1
Gehl Company (a)(b)                                  292,900   Producer Goods                       6,150,900               0.3
The General Chemical Group, Inc.                     500,000   Chemicals                           13,375,000               0.6
Global Industrial Technologies, Inc. (a)             325,000   Construction                         5,504,688               0.3
Haemonetics Corporation (a)                          501,000   Drugs & Medicine                     7,014,000               0.3
Hallwood Group, Inc. (a)                              58,900   Domestic Oil                         2,194,025               0.1
Hampshire Group Ltd. (a)                             180,000   Apparel                              3,375,000               0.2
Health Power, Inc. (a)(b)                            300,000   Drugs & Medicine                     1,500,000               0.1
Home Health Corporation of America (a)               300,000   Drugs & Medicine                     3,112,500               0.1
Home Products International, Inc. (a)(b)             317,500   Retail                               3,730,625               0.2
Hospital Staffing Services, Inc. (a)(b)              625,658   Drugs & Medicine                       351,933               0.0
Intercontinental Life Corporation (a)                207,000   Insurance                            4,140,000               0.2
Intermet Corporation                                 100,000   Non-Ferrous Metals                   1,750,000               0.1
Interra Financial, Inc.                              224,900   Miscellaneous Financial             15,518,100               0.7
Intervoice, Inc. (a)                                 600,000   Telephone                            4,500,000               0.2
Jaco Electronics, Inc. (a)(b)                        380,000   Electronics                          2,375,000               0.1
Jason, Inc. (a)                                      150,000   Producer Goods                       1,200,000               0.1
Katsuragawa Electric Company (c)                      10,000   Business Machines                       30,745               0.0
Kaye Group, Inc. (b)                                 353,600   Insurance                            2,342,600               0.1
Koss Corporation (a)                                 100,000   Consumer Durables                    1,150,000               0.1
LaCrosse Footwear, Inc.                              317,500   Apparel                              4,603,750               0.2
LCS Industries, Inc. (b)                             350,000   Business Services                    5,075,000               0.2
Lone Star Steakhouse & Saloon, Inc. (a)              825,000   Non-Durables & Entertainment        14,437,500               0.7
Lunar Corporation (a)                                300,000   Drugs & Medicine                     6,150,000               0.3
MAF Bancorp, Inc.                                    500,000   Banks                               17,687,500               0.8
Marisa Christina, Inc. (a)                           400,000   Apparel                              1,650,000               0.1
Material Sciences Corporation (a)                    110,700   Producer Goods                       1,349,156               0.1
Maxicare Health Plans, Inc. (a)(b)                 1,700,000   Drugs & Medicine                    18,487,500               0.9
Meadow Valley Corporation (a)                        150,000   Construction                           918,750               0.0


                                                       HEARTLAND VALUE FUND
                                       SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Percent of
COMMON STOCKS - 85.5% [CONT'D]                        Shares        Industry                              Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio [CONT'D]
Mercury Air Group, Inc. (b)                           633,700    Chemicals                             $  3,643,775         0.2%
MFRI, Inc. (a)(b)                                     300,000    Producer Goods                           2,550,000         0.1
Midwest Express Holdings, Inc. (b)                    500,000    Air Transport                           19,406,250         0.9
Mining Services International Corporation (a)         152,649    Energy & Raw Materials                   1,412,003         0.1
M.D.C. Holdings, Inc.                                 750,000    Construction                            11,296,875         0.5
M/A/R/C, Inc. (b)                                     300,000    Business Services                        5,400,000         0.2
M/I Schottenstein Homes, Inc. (a)                     100,000    Construction                             1,875,000         0.1
MYR Group, Inc. (b)                                   500,000    Construction                             6,406,250         0.3
Norrell Corporation                                   200,000    Business Services                        3,975,000         0.2
Norwood Promotional Products, Inc. (a)(b)             400,000    Non-Durables & Entertainment             6,100,000         0.3
Novamerican Steel Inc. (a)                            218,000    Steel                                    2,534,250         0.1
Nu Horizons Electronics Corporation (a)(b)            600,000    Electronics                              3,750,000         0.2
Optek Technology, Inc. (a)                            112,000    Electronics                              2,233,000         0.1
Patrick Industries, Inc. (b)                          312,000    Construction                             4,602,000         0.2
Philippine Long Distance
  Telephone Company (ADR)                             400,000    Telephone                                9,000,000         0.4
Powell Industries, Inc. (a)(b)                        600,000    Electronics                              9,150,000         0.4
Printronix, Inc. (a)                                   78,300    Computer Peripherals                     1,326,206         0.1
Professionals Insurance Co. Mgt. Group (a)(b)         220,000    Insurance                                9,460,000         0.4
PXRE Corporation                                      600,000    Insurance                               19,912,500         0.9
Quad Systems Corporation (a)(b)                       400,000    Business Machines                        2,100,000         0.1
RARE Hospitality International, Inc. (a)              300,000    Non-Durables & Entertainment             2,700,000         0.1
Raymond James Financial, Inc.                         303,500    Miscellaneous Financial                 12,045,156         0.6
Reliance Steel & Aluminum Company                     400,000    Non-Ferrous Metals                      11,900,000         0.6
RenaissanceRe Holdings Ltd.                           250,000    Insurance                               11,031,250         0.5
Republic Automotive Parts, Inc. (a)(b)                195,000    Motor Vehicles                           2,851,875         0.1
Rush Enterprises,Inc. (a)                             200,000    Motor Vehicles                           1,600,000         0.1
Sanko Sangyo Company (c)                                4,000    Business Services                           28,450         0.0
Schuff Steel Company (a)                              202,500    Construction                             2,202,188         0.1
Schult Homes Corporation (b)                          360,000    Construction                             7,470,000         0.3
SCPIE Holdings,Inc                                    221,500    Insurance                                6,409,656         0.3
The Seibels Bruce Group, Inc.                         300,000    Insurance                                2,250,000         0.1
Sermsuk Public Company Ltd. (c)                        16,000    Food & Agriculture                         112,341         0.0
Shikoku Coca-Cola Bottling Company (c)                  7,500    Food & Agriculture                          71,126         0.0
Sholodge, Inc. (a)                                    200,000    Travel & Recreation                      3,150,000         0.2
SIFCO Industries, Inc.                                159,600    Aerospace                                3,052,350         0.1
Skymall, Inc. (a)                                     110,000    Retail                                     550,000         0.0
Southern Energy Homes, Inc. (a)                       700,000    Construction                             5,600,000         0.3
Spacehab, Inc. (a)                                    282,700    Electronics                              2,986,019         0.1
Strattec Security Corporation (a)(b)                  500,000    Producer Goods                          12,750,000         0.6
Superior Telecom, Inc. (a)                            100,000    Producer Goods                           3,456,250         0.2
Teltrend, Inc. (a)(b)                                 500,000    Telephone                                8,562,500         0.4
Universal Forest Products, Inc.                       342,300    Paper & Forest Products                  4,663,838         0.2
Universal Stainless & Alloy Products, Inc. (a)        100,000    Non-Ferrous Metals                       1,450,000         0.1
URS Corporation (a)(b)                                741,700    Business Services                       11,542,706         0.5
U.S. Home Corporation (a)                             202,900    Construction                             7,963,825         0.4
Wescast Industries, Inc. (Class A)                    149,500    Motor Vehicles                           3,662,750         0.2
Weyco Group, Inc.                                     177,000    Apparel                                  4,004,625         0.2
Wilsons The Leather Experts, Inc. (a)                 125,000    Retail                                   1,109,375         0.1
Wilsons The Leather Experts, Inc. (a)
  (Warrants) (a)                                      100,000    Retail                                      93,750         0.0
World Acceptance Corporation (a)                      400,000    Miscellaneous Financial                  2,150,000         0.1
World of Science, Inc. (a)(b)                         470,000    Retail                                   2,056,250         0.1
Worldtex, Inc. (a)                                    555,000    Drugs & Medicine                         4,405,313         0.2
Zindart Limited (ADR) (a)(b)                          220,000    Miscellaneous & Conglomerates            3,025,000         0.1
                                                                                                       ------------       -------
                                                                                                       $557,616,949        26.1%

6

                                                       HEARTLAND VALUE FUND
                                       SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Percent of
COMMON STOCKS - 85.5% [CONT'D]                         Shares        Industry                               Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value
ACT Manufacturing, Inc. (a)(b)                        600,000   Consumer Durables                       $  8,475,000         0.4%
ACT Networks, Inc. (a)(b)                             900,000   Business Machines                          6,581,250         0.3
Advest Group, Inc.                                    109,300   Miscellaneous Financial                    2,698,344         0.1
The Alpine Group, Inc. (a)(b)                       1,000,000   Producer Goods                            18,750,000         0.9
Amtech Corporation (a)(b)                           1,025,000   Electronics                                4,100,000         0.2
APS Holding Corporation (a)                           500,000   Motor Vehicles                             1,250,000         0.1
Aseco Corporation (a)                                  99,500   Electronics                                  848,864         0.0
Baldwin Piano & Organ Company (a)(b)                  325,000   Non-Durables & Entertainment               5,078,125         0.2
Banknorth Group, Inc.                                  50,000   Banks                                      3,212,500         0.2
Beverly Bancorporation                                231,661   Banks                                      5,299,245         0.2
Breed Technologies, Inc.                              300,000   Non-Durables & Entertainment               5,475,000         0.3
Buckhead America Corporation (a)(b)                   175,000   Travel & Recreation                        1,246,875         0.1
Business Resource Group (a)(b)                        500,000   Business Services                          1,562,500         0.1
Campbell Resources, Inc. (a)(b)                    10,000,000   Gold                                       4,375,000         0.2
Capital RE Corporation                                200,000   Insurance                                 12,412,500         0.6
Cash America International, Inc.                      700,000   Miscellaneous Financial                    9,056,250         0.4
Castle & Cooke, Inc. (a)                              400,000   Construction                               6,750,000         0.3
Check Technology Corporation (a)                      155,000   Electronics                                  600,625         0.0
Children's Broadcasting Corporation (a)(b)            590,000   Media                                      2,396,875         0.1
Ciprico, Inc. (a)                                      42,500   Business Machines                            499,375         0.0
Collaborative Clinical Research, Inc. (a)(b)          600,000   Business Services                          3,037,500         0.1
Collagen Corporation (b)                              878,500   Drugs & Medicine                          18,338,687         0.9
Consep, Inc. (a)(b)                                   900,000   Food & Agriculture                         1,350,000         0.1
Consolidated Capital Corporation (a                   400,000   Miscellaneous & Conglomerates              8,125,000         0.4
CSP, Inc. (a)(b)                                      280,000   Electronics                                2,240,000         0.1
Cyrk International, Inc. (a)(b)                     1,000,000   Business Services                          9,687,500         0.5
C.P. Clare Corporation (a)(b)                         250,000   Electronics                                3,250,000         0.1
Designs, Inc. (a)(b)                                1,100,000   Retail                                     3,300,000         0.2
Diamond Home Services, Inc. (a)                       350,000   Construction                               2,493,750         0.1
Eaton Vance Corporation (b)                           700,000   Miscellaneous Financial                   26,425,000         1.2
ECC International Corporation (a)(b)                  757,600   Electronics                                2,320,150         0.1
Effective Management Systems, Inc. (a)(b)             375,000   Business Machines                          1,171,875         0.1
ENStar, Inc. (a)(b)                                   206,833   Business Machines                          1,602,956         0.1
Enviromental Technologies
  Corporation (a)(b)                                  330,800   Chemicals                                  2,191,550         0.1
Evergreen Resources, Inc. (a)(b)                      500,000   Domestic Oil                               7,750,000         0.4
EZCorp, Inc. (Class A) (a)(b)                         700,000   Miscellaneous Financial                    8,137,500         0.4
Federal Trust Corporation (a)                          40,000   Banks                                        110,000         0.0
First Alert, Inc. (a)                                 750,000   Consumer Durables                          1,593,750         0.1
Flight Safety International, Inc. (a)                 100,000   Producer Goods                             1,175,000         0.1
Fluor Daniel/GTI, Inc. (a)                             50,000   Business Services                            475,000         0.0
Forest Oil Corporation (a)(b)                       1,500,000   Domestic Oil                              24,750,000         1.2
Franklin Bank National Association                    148,837   Banks                                      2,679,066         0.1
GA Financial, Inc.                                    100,000   Banks                                      1,887,500         0.1
GeoScience Corporation (a)                            200,000   Business Services                          2,350,000         0.1
Gibson Greetings, Inc. (a)(b)                         700,000   Non-Durables & Entertainment              15,312,500         0.7
Gish Biomedical, Inc. (a)(b)                          275,000   Drugs & Medicine                           1,185,938         0.1
Glamis Gold Ltd.                                      300,000   Gold                                       1,106,250         0.1
GZA GeoEnvironmental
  Technologies, Inc. (a)(b)                           372,700   Business Services                          1,863,500         0.1
Hallmark Capital Corporation                          110,000   Banks                                      1,870,000         0.1
HealthRite, Inc. (a)(b)                               403,000   Drugs & Medicine                             579,313         0.0
HMN Financial, Inc. (a)(b)                            250,000   Banks                                      8,125,000         0.4
Hyde Athletic Industries,Inc. (Class B) (a)(b)        610,000   Apparel                                    2,440,000         0.1
ICO, Inc.                                             480,000   Energy & Raw Materials                     2,940,000         0.1
ImmuLogic Pharmaceutical Corporation (a)(b)         2,000,000   Drugs & Medicine                           3,750,000         0.2
Indochina Goldfields Ltd. (c)                       1,000,000   Gold                                       2,034,300         0.1
Interpore International (a)(b)                        600,000   Drugs & Medicine                           3,600,000         0.2
Iwerks Entertainment, Inc. (a)(b)                   1,100,000   Non-Durables & Entertainment               2,475,000         0.1

                                                       HEARTLAND VALUE FUND
                                       SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS - 85.5% [CONT'D]                     Shares        Industry                             Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------
 Low Price to Book Value [CONT'D]
John Alden Financial Corporation                  1,200,000    Insurance                         $   28,800,000      1.4%
Kentucky Electric Steel, Inc. (a)(b)                450,000    Steel                                  2,418,750      0.1
Life USA Holding, Inc. (a)                          385,300    Insurance                              6,501,937      0.3
Lindal Cedar Homes, Inc. (a)                        155,000    Construction                             561,875      0.0
Magal Security Systems Ltd. (a)(b)                  600,000    Business Services                      2,025,000      0.1
The Marcus Corporation                              225,000    Non-Durables & Entertainment           4,148,438      0.2
Massbank Corporation                                133,333    Banks                                  6,349,984      0.3
Meadowbrook Rehabilitation
  Group, Inc. (Class A) (a)(b)                      186,666    Business Services                        548,331      0.0
Mizar, Inc. (a)(b)                                  440,400    Business Machines                      2,642,400      0.1
Morgan Products Ltd. (a)(b)                         750,000    Construction                           3,984,375      0.2
NABI, Inc. (a)                                    1,600,000    Drugs & Medicine                       5,450,080      0.3
National Energy Group, Inc. (a)                   1,200,000    Domestic Oil                           4,875,000      0.2
New Brunswick Scientific Company, Inc. (b)          254,215    Electronics                            2,256,158      0.1
Northwest Equity Corporation (b)                     80,000    Banks                                  1,660,000      0.1
Outlook Group Corporation (a)(b)                    457,500    Media                                  3,316,875      0.2
Penn Engineering & Manufacturing
  Corporation                                       235,500    Producer Goods                         5,652,000      0.3
Petroglyph Energy, Inc. (a)                         100,000    Domestic Oil                             825,000      0.0
PIA Merchandising Services, Inc. (a)(b)             500,000    Business Services                      2,500,000      0.1
PICO Holdings, Inc. (a)                             700,000    Insurance - Specialty                  4,506,250      0.2
Planar Systems, Inc. (a)                            400,000    Business Machines                      4,100,000      0.2
Presidential Life Corporation (b)                 1,400,000    Insurance                             28,350,000      1.3
Quixote Corporation (a)(b)                          585,500    Business Services                      4,684,000      0.2
Rehabilicare, Inc. (a)(b)                           312,100    Drugs & Medicine                         936,300      0.0
Resound Corporation (a)                             852,000    Optical & Photo Equipment              4,686,000      0.2
Right Management Consultants, Inc. (a)(b)           500,000    Business Services                      6,375,000      0.3
RightCHOICE Managed Care, Inc.
  (Class A) (a)(b)                                1,002,500    Drugs & Medicine                       9,649,062      0.4
The Rottlund Company, Inc. (a)(b)                   500,000    Construction                           1,625,000      0.1
Roy F. Weston, Inc. (Class A) (a)(b)                725,000    Business Services                      2,945,312      0.1
Schnitzer Steel Industries, Inc. (Class A)          210,000    Steel                                  5,893,125      0.3
Smartflex Systems, Inc. (a)                         227,500    Electronics                            2,161,250      0.1
Stifel Financial Corporation                        212,300    Miscellaneous Financial                3,582,563      0.2
Strouds, Inc. (a)(b)                                485,000    Retail                                   848,750      0.0
Suprema Specialties, Inc. (a)                       170,400    Food & Agriculture                       553,800      0.0
Technology Research Corporation (b)                 500,000    Producer Goods                         1,531,250      0.1
Tech-Sym Corporation (a)                            300,000    Aerospace                              7,631,250      0.4
TII Industries, Inc. (a)                            200,000    Electronics                              925,000      0.0
Tipperary Corporation (a)                           574,400    Energy & Raw Materials                 2,333,500      0.1
Trimark Holdings, Inc. (a)(b)                       400,000    Non-Durables & Entertainment           2,050,000      0.1
The UniMark Group, Inc. (a)                         100,000    Food & Agriculture                       375,000      0.0
Unionbancorp, Inc.                                   70,000    Banks                                  1,531,250      0.1
VTEL Corporation (a)                                746,200    Telecommunications                     4,570,475      0.2
Webco Industries, Inc. (a)                          247,100    Steel                                  1,729,700      0.1
Western Deep Levels Ltd. (ADR)                      310,000    Gold                                   5,773,750      0.3
                                                                                                 ---------------   -------
                                                                                                 $  478,255,703     22.6%

 Below Average Price/Cash Flow Ratio
3-D Geophysical, Inc. (a)(b)                        815,000    Domestic Oil                      $    5,297,500      0.3%
Abraxas Petroleum Corporation (a)                   300,000    Domestic Oil                           4,425,000      0.2
American Oilfield Divers, Inc. (a)                  300,000    Energy & Raw Materials                 3,825,000      0.2
Amtran, Inc. (a)(b)                                 600,000    Air Transport                          4,725,000      0.2
Applied Films Corporation (a)(b)                    190,000    Construction                           1,615,000      0.1
Asia Pacific Wire & Cable
  Corporation Ltd. (a)(b)                           727,600    Producer Goods                         5,229,625      0.2
Barrington Petroleum Ltd. (a)(c)                  1,240,000    International Oil                      3,987,467      0.2
Beau Canada Exploration Ltd. (a)(c)               1,000,000    International Oil                      2,027,300      0.1
Benton Oil & Gas Company (a)                        750,000    Domestic Oil                           9,703,125      0.5
Bird Corporation (a)                                149,500    Construction                             598,000      0.0

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent of
COMMON STOCKS - 85.5% [CONT'D]                            Shares        Industry                             Value    Net Assets
--------------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Cash Flow Ratio [CONT'D]
Cambior, Inc.                                             500,000   Gold                               $    2,937,500     0.1%
Caretenders Health Corporation (a)(b)                     308,900   Drugs & Medicine                        2,162,300     0.1
Catalina Lighting, Inc. (a)(b)                            500,000   Construction                            1,781,250     0.1
Cavell Energy Corporation (a)(b)(c)                     1,573,200   International Oil                       1,319,757     0.1
Central Sprinkler Corporation (a)(b)                      300,000   Producer Goods                          5,531,250     0.3
CHC Helicopter Corporation (Class A) (b)                  550,000   Domestic Oil                            3,643,750     0.2
The Cherry Corporation (Class A) (a)(b)                   850,100   Consumer Durables                      14,876,750     0.7
Chieftain International, Inc. (a)                         200,000   Energy & Raw Materials                  4,250,000     0.2
Clayton Williams Energy, Inc. (a)(b)                      595,000   Domestic Oil                            8,925,000     0.4
Commonwealth Industries, Inc.                             615,000   Non-Ferrous Metals                      8,917,500     0.4
Crown Central Petroleum Corporation
  (Class B) (a)                                           225,000   Domestic Oil                            4,570,313     0.2
Dakotah, Inc. (a)(b)                                      300,000   Non-Durables & Entertainment              431,250     0.0
Damark International, Inc. (Class A) (a)(b)               800,000   Retail                                  7,800,000     0.4
Datron Systems, Inc. (a)(b)                               250,000   Business Machines                       2,156,250     0.1
Dayton Mining Corporation (a)(b)                        2,200,000   Gold                                    4,262,500     0.2
Doman Industries Ltd. (a)(c)                              700,000   Paper & Forest Products                 2,569,000     0.1
Durakon Industries, Inc. (a)(b)                           500,000   Trucking & Freight                      4,750,000     0.2
El Paso Electric Company (a)                            2,300,000   Energy & Utilities                     16,818,750     0.8
Eltek, Ltd. (a)(b)                                        261,200   Business Machines                         261,200     0.0
Filene's Basement Corporation (a)(b)                    1,200,000   Retail                                  4,800,000     0.2
GKN Holding Corporation (a)                               400,000   Miscellaneous Financial                 1,100,000     0.1
Grand Casinos, Inc. (a)                                 2,090,000   Travel & Recreation                    28,476,250     1.3
Grist Mill Company (a)(b)                                 400,000   Food & Agriculture                      4,000,000     0.2
Gundle/SLT Environmental Inc. (a)                         500,000   Chemicals                               2,625,000     0.1
Hallwood Consolidated Resources
  Corporation (b)                                         300,000   Domestic Oil                            6,675,000     0.3
Hanover Foods Corporation (Class A) (a)(b)                 50,500   Food & Agriculture                      2,196,750     0.1
Harmony Brook, Inc. (a)(b)                                720,000   Business Services                         202,536     0.0
Howell Corporation (b)                                    300,000   Domestic Oil                            5,193,750     0.2
Hurricane Hydrocarbons Ltd. (a)(c)                        300,000   International Oil                       2,327,850     0.1
ICN Pharmaceuticals, Inc. (b)                           2,700,000   Drugs & Medicine                      131,793,750     6.2
IEC Electronics Corporation (a)(b)                        650,000   Electronics                             8,856,250     0.4
International Aircraft Investors (a)(b)                   250,000   Miscellaneous Financial                 2,343,750     0.1
International Airline Support Group, Inc. (a)(b)          220,000   Air Transport                           1,540,000     0.1
International Technology Corporation (a)                  402,900   Business Services                       3,021,750     0.1
Key Production Company, Inc. (a)                           75,000   Domestic Oil                              787,500     0.0
Lechters, Inc.                                            418,000   Retail                                  2,116,125     0.1
The Lion Brewery, Inc. (a)(b)                             375,000   Liquor                                  1,218,750     0.1
Louis Dreyfus Natural Gas Corporation (a)                 432,000   Domestic Oil                            8,073,000     0.4
Marten Transport Ltd. (a)(b)                              222,200   Trucking & Freight                      4,916,175     0.2
Martin Industries, Inc. (b)                               650,000   Producer Goods                          3,412,500     0.2
MTL, Inc. (a)(b)                                          191,000   Trucking & Freight                      4,822,750     0.2
Northstar Energy Corporation (a)(c)                     1,000,000   International Oil                       7,025,500     0.3
Nu-Kote Holding, Inc. (Class A) (a)(b)                  1,100,000   Optical & Photo Equipment                 653,180     0.0
Numac Energy Inc. (a)                                   1,243,200   Domestic Oil                            4,817,400     0.2
Petsec Energy Ltd. (ADR) (a)(b)                         1,175,000   Domestic Oil                           16,156,250     0.8
Pohang Iron & Steel Company Ltd. (ADR)                    100,000   Steel                                   1,743,750     0.1
Prosource, Inc. (a)(b)                                    300,000   Food & Agriculture                      2,250,000     0.1
Ramsay Health Care, Inc. (a)                              603,333   Drugs & Medicine                        1,809,999     0.1
Remington Oil & Gas Corporation (a)(b)                  1,560,000   Domestic Oil                            8,092,500     0.4
Reptron Electronics, Inc. (a)                             165,000   Consumer Durables                       1,711,875     0.1
Safeguard Health Enterprises, Inc. (a)                    100,000   Insurance                               1,350,000     0.1
Sanfilippo John B. & Son, Inc. (a)(b)                     292,500   Food & Agriculture                      2,303,438     0.1
Searlight Company, Inc. (a)                               110,100   Containers                              1,362,488     0.1
ShopKo Stores, Inc. (a)                                   900,000   Retail                                 19,575,000     0.9
Snyder Oil Corporation                                    100,000   Domestic Oil                            1,825,000     0.1
Staff Builders, Inc. (Class A) (a)                        700,000   Drugs & Medicine                        1,465,660     0.1
Steel of West Virginia, Inc. (a)(b)                       200,000   Steel                                   1,825,000     0.1

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS - 85.5% [CONT'D]                          Shares        Industry                        Value     Net Assets
---------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Cash Flow Ratio [CONT'D]
Steel Technologies, Inc.                               300,000    Steel                          $    3,525,000      0.2%
Sterling Financial Corporation (a)(b)                  275,000    Banks                               5,981,250      0.3
Sunrise International Leasing Corporation (a)          630,000    Business Services                   1,653,750      0.1
Tesoro Petroleum Corporation (a)(b)                  1,400,000    Domestic Oil                       21,700,000      1.0
Thorn Apple Valley, Inc. (a)(b)                        436,000    Food & Agriculture                  6,322,000      0.3
Todhunter International, Inc. (a)(b)                   490,000    Liquor                              5,083,750      0.2
Tower Air, Inc. (a)                                    500,000    Air Transport                       2,093,750      0.1
Trak Auto Corporation (a)(b)                           366,500    Motor Vehicles                      3,939,875      0.2
Tucson Electric Power Company (a)                    1,000,000    Energy & Utilities                 18,125,000      0.8
United Wisconsin Services, Inc.                        600,000    Insurance                          15,450,000      0.7
U.S. Global Investors, Inc. (Class A) (a)(b)           502,000    Miscellaneous Financial               941,250      0.0
Vicorp Restaurants, Inc. (a)(b)                        500,000    Non-Durables & Entertainment        8,750,000      0.4
Wall Data, Inc. (a)                                    110,000    Business Services                   1,498,750      0.1
                                                                                                 --------------   --------
                                                                                                 $  538,928,188     25.3%
 Special Situations
Akorn, Inc. (a)                                        305,500    Drugs & Medicine               $    1,107,437      0.1%
Allied Healthcare Products, Inc. (a)(b)                775,000    Drugs & Medicine                    6,006,250      0.3
Associated Banc-Corp                                   535,500    Banks                              29,519,438      1.4
Badger Meter, Inc. (b)                                 200,000    Electronics                         8,150,000      0.4
Barrett Business Services, Inc. (a)(b)                 500,000    Business Services                   5,875,000      0.3
Bay Bancshares, Inc. (a)                                20,000    Banks                                 395,000      0.0
Cadiz Land Company, Inc. (a)                           300,000    Food & Agriculture                  2,568,750      0.1
Christiana Companies, Inc. (a)                          54,900    Energy & Raw Materials              2,175,412      0.1
Cohr, Inc.                                             100,000    Business Services                   1,275,000      0.1
Comdial Corporation (a)(b)                             650,000    Telephone                           6,012,500      0.3
Commercial Federal Corporation                         450,000    Banks                              16,003,125      0.7
D & N Financial Corporation (b)                        440,000    Banks                              11,660,000      0.5
Dairy Mart Convenience Stores, Inc.
  (Class A) (a)(b)                                     145,000    Retail                                725,000      0.0
Eskimo Pie Corporation (b)                             271,500    Food & Agriculture                  3,122,250      0.1
The Female Health Company (a)(b)                       171,000    Soap & Cosmetics                      598,500      0.0
FPIC Insurance Group, Inc. (a)                         200,000    Insurance                           5,825,000      0.3
Healthworld Corporation (a)                            150,000    Business Services                   1,809,375      0.1
Home Federal Bancorp (b)                               290,250    Banks                               7,546,500      0.4
IBAH, Inc. (a)                                         750,000    Drugs & Medicine                    2,812,500      0.1
Interdigital Communications
  Corporation (a)(b)                                 4,800,000    Telephone                          14,700,000      0.7
Jasmine International Public Company Ltd. (c)        1,850,000    Business Services                     362,045      0.0
Lithia Motors, Inc. (a)                                 68,200    Motor Vehicles                      1,005,950      0.1
LSI Industries, Inc.                                   359,200    Construction                        6,555,400      0.3
Marquette Medical Systems, Inc. (a)                    416,500    Drugs & Medicine                   11,089,312      0.5
Matthews International Corporation (Class A)           175,000    Producer Goods                      7,700,000      0.4
Medical Graphics Corporation (a)(b)                    243,700    Drugs & Medicine                    1,096,650      0.1
Minntech Corporation (b)                               513,100    Drugs & Medicine                    6,349,612      0.3
Norstan, Inc. (a)(b)                                   552,000    Telephone                          13,110,000      0.6
Osmonics, Inc. (a)(b)                                  734,600    Producer Goods                     11,615,862      0.6
Park-Ohio Industries, Inc. (a)                         126,700    Producer Goods                      2,312,275      0.1
Pentech International, Inc. (a)                        200,000    Non-Durables & Entertainment          575,000      0.0
Peoples Telephone Company, Inc. (a)(b)               1,600,000    Telephone                           5,900,000      0.3
PETSMART, Inc. (a)                                   1,000,000    Retail                              7,250,000      0.3
Polymedica Corporation (a)(b)                          174,200    Drugs & Medicine                    1,698,450      0.1
Praegitzer Industries, Inc. (a)                        142,000    Electronics                         1,357,875      0.1
Precision Response Corporation (a)                     250,000    Business Services                   2,546,875      0.1
Roberts Pharmaceutical Corporation (a)                 500,000    Drugs & Medicine                    4,781,250      0.2
Star Multi Care Services, Inc. (a)(b)                  230,093    Drugs & Medicine                    1,265,512      0.1
Starcraft Corporation (a)(b)                           400,000    Motor Vehicles                        750,000      0.0
Strategic Diagnostics, Inc. (a)                        260,000    Chemicals                             585,000      0.0
St. Francis Capital Corporation                         78,200    Banks                               3,949,100      0.2

                              HEARTLAND VALUE FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS - 85.5% [CONT'D]                        Shares            Industry                        Value      Net Assets
------------------------------------------------------------------------------------------------------------------------------
 Special Situations [CONT'D]
Successories, Inc. (a)                                210,000    Retail                            $    1,601,250      0.1%
Teikoku Hormone Manufacturing Company (c)              22,000    Drugs & Medicine                         102,634      0.0
Timber Lodge Steakhouse, Inc. (a)(b)                  300,000    Non-Durables & Entertainment           1,968,750      0.1
Total-Tel USA Communications, Inc. (a)(b)             250,000    Telephone                              7,375,000      0.3
United Federal Savings Bank (b)                       143,700    Banks                                  2,820,112      0.1
United Palm Oil Industry Public Co. Ltd. (c)          180,800    Food & Agriculture                       140,409      0.0
United Security Bancorporation                        170,423    Banks                                  3,493,672      0.2
VECTRA Technologies, Inc. (a)(b)                      723,500    Business Services                         21,705      0.0
Webster Financial Corporation                          72,800    Banks                                  4,841,200      0.2
Willis Lease Finance Corporation (a)                  110,000    Miscellaneous Financial                1,925,000      0.1
                                                                                                   ---------------   -------
                                                                                                      244,032,937     11.5%
                                                                                                   ---------------
TOTAL COMMON STOCKS (Cost $1,392,029,679)                                                          $1,818,833,777
--------------------------------------------------------------------------------------------------------------------------------
                                                       Par                                                          Percent of
CONVERTIBLE BOND - 0.0%                               Amount            Industry                        Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Fort Bend Holding Corporation 8.00%
  12/01/2005                                         $400,000    Miscellaneous Financial           $      800,000      0.0%
                                                                                                   --------------
TOTAL CONVERTIBLE BOND (Cost $400,000)                                                             $      800,000
--------------------------------------------------------------------------------------------------------------------------------
                                                       Par                                                          Percent of
CORPORATE BOND - 0.3%                                 Amount            Industry                        Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc. 11.75%
  12/15/2000 (b)                                   $6,905,000    Construction                      $    6,853,213      0.3%
                                                                                                   --------------
TOTAL CORPORATE BOND (Cost $6,681,545)                                                             $    6,853,213
--------------------------------------------------------------------------------------------------------------------------------
                                                      Par                                                           Percent of
GOVERNMENT BONDS - 4.3%                              Amount                                             Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES - 0.5%
U.S. Treasury Note 5.875% 02/15/2000             $ 10,000,000                                      $   10,037,599      0.5%

AGENCY SECURITIES - 3.8%
Federal Farm Credit Bank 5.92%
  12/18/2002                                       10,000,000                                           9,996,500      0.4
Federal Home Loan Bank 5.95%
  10/05/2000                                       10,000,000                                          10,014,999      0.5
Federal Home Loan Mortgage
  Corporation 6.78% 04/10/2002                     10,000,000                                          10,306,699      0.5
Federal Home Loan Mortgage
  Corporation 6.156% 09/25/2002                    10,000,000                                          10,057,899      0.5
Federal National Mortgage
  Association 5.78% 11/29/1999                     10,000,000                                           9,979,699      0.4
Federal National Mortgage
  Association 6.40% 05/02/2001                     10,000,000                                          10,136,199      0.5
Private Export Funding Corporation
  6.24% 05/15/2002                                 10,000,000                                          10,087,500      0.5
Student Loan Marketing Association
  6.05% 09/14/2000                                 10,000,000                                          10,040,799      0.5
                                                                                                   --------------
                                                                                                       80,620,294
                                                                                                   ---------------
TOTAL GOVERNMENT BONDS (Cost $90,623,164)                                                          $   90,657,893
--------------------------------------------------------------------------------------------------------------------------------
                                                     Par                                                            Percent of
SHORT-TERM INVESTMENTS - 10.7%                     Amount                                               Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
AGENCY SECURITY - 2.3%
Federal Farm Medium Term Note 5.70%
  12/01/1998                                     $ 50,000,000                                      $   49,934,995      2.3%

COMMERCIAL PAPER - 0.7%
Ford Motor Credit Corporation 0.00%
  01/02/1998                                       15,000,000                                          14,997,291      0.7


                                            HEARTLAND VALUE FUND
                            SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                          Par                                 Percent of
SHORT-TERM INVESTMENTS - 10.7% [CONT'D]                  Amount           Value               Net Assets
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 7.3%
Associates First Capital Corporation
  6.375% 08/15/1998                                $   14,000,000   $   14,037,099              0.7%
CIT Group Holdings 6.75% 04/30/1998                    10,000,000       10,028,499              0.5
First Interstate WFC 11.00% 03/05/1998                  9,300,000        9,374,864              0.4
First of America Bank Corporation
  5.95% 08/13/1998                                     25,000,000       24,999,498              1.2
Household Finance Co. 6.18% 06/30/1998                 12,500,000       12,530,750              0.6
Huntington National Bank 5.80%
  09/22/1998                                           15,000,000       14,983,950              0.7
John Deere Capital 5.85% 10/28/1998                    25,000,000       25,012,998              1.2
Morgan Guaranty 5.93% 08/31/1998                       25,000,000       24,999,248              1.2
Sears, Roebuck & Company 9.25%
  04/15/1998                                           17,000,000       17,141,268              0.8
                                                                    --------------
                                                                       153,108,174

VARIABLE RATE DEMAND NOTES (+) - 0.4%
American Family Financial Services 5.49%                3,829,000        3,829,000              0.2
Pitney Bowes Credit Corporation 5.33%                     496,000          496,000              0.0
Sara Lee Corporation 5.32%                                982,000          982,000              0.0
Warner-Lambert Company 5.49%                            3,544,000        3,544,000              0.2
Wisconsin Electric Power Company 5.49%                    510,000          510,000              0.0
                                                                    --------------
                                                                         9,361,000
                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $227,484,872)                    $  227,401,460

TOTAL INVESTMENTS (Cost $1,717,219,260)............................ $2,144,546,343            100.8%
Liabilities, less cash and receivables.............................    (17,831,663)            (0.8)
                                                                    --------------           --------
TOTAL NET ASSETS................................................... $2,126,714,680            100.0%
                                                                    ==============            =======

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                            HEARTLAND MID CAP VALUE FUND
                                     SCHEDULE OF INVESTMENTS . December 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                               Percent of
COMMON STOCKS - 96.0%                        Shares        Industry                   Value    Net Assets
------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
AK Steel Holding Corporation                 15,650    Steel                     $    276,808      0.8%
AGCO Corporation                             18,300    Producer Goods                 535,275      1.5
Apria Healthcare Group, Inc. (a)             27,500    Drugs & Medicine               369,531      1.0
IBP, Inc.                                    26,000    Food & Agriculture             544,375      1.5
Integrated Health Services, Inc.             11,000    Drugs & Medicine               343,063      0.9
Lennar Corporation                           35,200    Construction                   759,000      2.1
Medusa Corporation                           19,300    Construction                   806,981      2.2
Olsten Corporation                           22,700    Business Services              340,500      0.9
Penncorp Financial Group, Inc.               12,900    Insurance                      460,369      1.3
Public Service Co. of New Mexico             22,500    Energy & Utilities             532,969      1.5
P. H. Glatfelter Company                     18,500    Paper & Forest Products        344,563      0.9
Reliance Group Holdings, Inc.                59,500    Insurance                      840,438      2.3
Sun Healthcare Group, Inc. (a)               27,200    Drugs & Medicine               527,000      1.4
Toll Brothers, Inc. (a)                      33,100    Construction                   885,425      2.4
Valero Energy Corporation                    15,600    Domestic Oil                   490,425      1.3
Walden Residential Properties, Inc.          16,500    Real Property                  420,750      1.2
Wellpoint Health Networks, Inc. (a)          17,500    Insurance                      739,375      2.0
                                                                                 ------------     -----
                                                                                 $  9,216,847     25.2%
 Low Price to Book Value
Astoria Financial Corporation                10,600    Miscellaneous Financial   $    590,950      1.6%
Bank United Corporation                      16,000    Miscellaneous Financial        783,000      2.1
Bowater, Inc.                                12,200    Paper & Forest Products        542,138      1.5
Darden Restaurants, Inc.                     38,400    Food & Agriculture             480,000      1.3
Equitable Resources, Inc.                    20,000    Domestic Oil                   707,500      1.9
Heilig-Meyers Company                        43,000    Consumer Durables              516,000      1.4
Lehman Brothers Holdings, Inc.               16,500    Miscellaneous Financial        841,500      2.3
Newmont Mining Corporation                   12,900    Gold                           378,938      1.0
Ohio Casualty Corporation                    11,800    Insurance                      526,575      1.5
Poco Petroleum Ltd. (b)                      66,000    International Oil              588,257      1.6
Prime Hospitality Corporation (a)            18,400    Travel & Recreation            374,900      1.0
Ranger Oil Ltd.                              54,800    International Oil              376,750      1.0
Reynolds Metals Company                      11,800    Non-Ferrous Metals             708,000      1.9
Sterling Software, Inc. (a)                  14,000    Business Services              574,000      1.6
Storage Technology Corporation (a)            8,700    Business Machines              538,856      1.5
SUPERVALU, Inc.                              10,000    Food & Agriculture             418,750      1.2
Trigon Healthcare, Inc. (a)                  26,000    Insurance                      679,250      1.9
Wellman, Inc.                                30,000    Chemicals                      585,000      1.6
                                                                                 ------------     -----
                                                                                 $ 10,210,364     27.9%
 Below Average Price/Cash Flow Ratio
Asarco, Inc.                                 11,800    Non-Ferrous Metals        $    264,763      0.7%
Carpenter Technology Corporation             13,000    Steel                          624,813      1.7
Data General Corporation (a)                 29,600    Business Machines              516,150      1.4
El Paso Electric Company (a)                 72,700    Energy & Utilities             531,619      1.5
Ethyl Corporation                            38,500    Chemicals                      295,969      0.8
Fleming Companies, Inc.                      42,500    Food & Agriculture             571,090      1.5
Horace Mann Educators Corporation            20,400    Insurance                      580,125      1.6
KLM Royal Dutch Airlines NV (ADR)            19,100    Air Transport                  721,025      2.0
Mid Ocean Ltd.                                9,600    Insurance                      520,800      1.4
Ogden Corporation                            13,400    Business Services              377,713      1.0
OGE Energy Corporation                        8,600    Energy & Utilities             470,313      1.3
Protective Life Corporation                  12,000    Insurance                      717,000      2.0
Tesoro Petroleum Corporation (a)             30,000    Domestic Oil                   465,000      1.3
TransTexas Gas Corporation (a)               24,000    Domestic Oil                   355,500      1.0
United Dominion Industries, Ltd.              9,800    Producer Goods                 248,063      0.7
Ziegler Coal Holding Company                 14,200    Energy & Raw Materials         231,638      0.6
                                                                                 ------------     -----
                                                                                 $  7,491,581     20.5%

                                            HEARTLAND MID CAP VALUE FUND
                                SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of
COMMON STOCKS - 96.0% [CONT'D]                 Shares          Industry                Value        Net Assets
----------------------------------------------------------------------------------------------------------------
 Special Situations
Adobe Systems, Inc.                             4,700    Business Services         $    193,875        0.5%
Allegiance Corporation                         26,700    Drugs & Medicine               946,181        2.6
Allied Capital Corporation                     16,480    Miscellaneous Financial        366,680        1.0
Blount Int'l, Inc.  (Class A)                  21,200    Consumer Durables              565,775        1.6
Boston Edison Company                           9,600    Energy & Utilities             363,600        1.0
Commercial Federal Corporation                 21,450    Banks                          762,815        2.1
Dean Foods Company                             10,500    Food & Agriculture             624,750        1.7
First Brands Corporation                       20,500    Chemicals                      552,219        1.5
First Union Corporation                         9,570    Banks                          490,463        1.3
King World Productions, Inc.                   15,000    Media                          866,250        2.4
LNR Property Corporation                       17,500    Miscellaneous Financial        413,438        1.1
McDermott International, Inc.                  19,200    Construction                   703,200        1.9
Olin Corporation                               13,200    Chemicals                      618,750        1.7
Popular, Inc.                                  10,800    Banks                          534,600        1.5
Tupperware Corporation                          6,400    Chemicals                      178,400        0.5
                                                                                   ------------       -----
                                                                                      8,180,996       22.4%
                                                                                   ------------       -----
TOTAL COMMON STOCKS (Cost $30,914,676)                                             $ 35,099,788
----------------------------------------------------------------------------------------------------------------
                                              Par                                                   Percent of
SHORT-TERM INVESTMENTS - 8.9%                Amount                                    Value        Net Assets
----------------------------------------------------------------------------------------------------------------
DISCOUNT NOTES - 4.1%
Federal Home Loan Bank
  0.00% 01/05/1998                        $  750,000                               $    749,527        2.1%
Federal National Mortgage
  Association 0.00% 01/14/1998               750,000                                    748,457        2.0
                                                                                   ------------
                                                                                      1,497,984
VARIABLE RATE DEMAND NOTES (+) - 4.8%
American Family Financial Services 5.49%     422,400                                    422,400        1.2
General Mills, Inc. 5.33%                    373,000                                    373,000        1.0
Johnson Controls, Inc. 5.33%                 381,000                                    381,000        1.0
Pitney Bowes Credit Corporation 5.33%        311,000                                    311,000        0.9
Sara Lee Corporation 5.32%                   271,600                                    271,600        0.7
                                                                                   ------------
                                                                                      1,759,000
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,256,984)                                     $  3,256,984

TOTAL INVESTMENTS (Cost $34,171,660)............................................   $ 38,356,772      104.9%
Liabilities, less cash and receivables..........................................     (1,798,731)      (4.9)
                                                                                   -------------     ------
TOTAL NET ASSETS................................................................   $ 36,558,041      100.0%
                                                                                   =============     ======

(a)  Non-income producing security.
(b)  Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                           HEARTLAND LARGE CAP VALUE FUND
                                     SCHEDULE OF INVESTMENTS . December 31, 1997
-------------------------------------------------------------------------------------------------------------
                                                                                                Percent of
COMMON STOCKS - 97.5%                          Shares        Industry                Value      Net Assets
-------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
Aetna, Inc.                                     2,800    Drugs & Medicine          $  197,575      2.5%
AVX Corporation                                 6,700    Electronics                  123,531      1.6
Chase Manhattan Corporation                       400    Banks                         43,800      0.6
Columbia HCA Healthcare Corporation             2,300    Drugs & Medicine              68,138      0.9
Companhia Cervejaria Brahma (ADR)              12,000    Food & Agriculture           170,250      2.2
Great Lakes Chemical Corporation                3,600    Chemicals                    161,550      2.1
Ispat International NV (N.Y. Registered)        6,600    Non-Ferrous Metals           142,725      1.9
Lehman Brothers Holdings, Inc.                  1,600    Miscellaneous                 81,600      1.1
PartnerRe Ltd.                                  3,400    Insurance                    157,675      2.1
Philip Morris Companies, Inc.                   1,200    Tobacco                       54,375      0.7
Raychem Corporation                             3,400    Consumer Durables            146,413      1.9
Reynolds & Reynolds Company (Class A)           9,900    Producer Goods               182,531      2.4
RJR Nabisco Holdings Corporation                1,600    Tobacco                       60,000      0.8
St. Paul Companies, Inc.                        1,200    Insurance                     98,475      1.3
SUPERVALU, Inc.                                 1,700    Food & Agriculture            71,188      0.9
UCAR International, Inc. (a)                    4,500    Producer Goods               179,719      2.3
USF&G Corporation                               6,600    Insurance                    145,611      1.9
UST, Inc.                                       2,200    Tobacco                       81,263      1.1
Vencor, Inc.                                    6,500    Drugs & Medicine             158,844      2.1
                                                                                   ----------    ------
                                                                                   $2,325,263     30.4%
 Low Price to Book Value
Allmerica Financial Corporation                 3,255    Insurance                 $  162,547      2.1%
American Financial Group, Inc.                  4,100    Insurance                    165,280      2.2
British Steel PLC (ADR)                         6,300    Steel                        135,056      1.7
Champion International Corporation              3,600    Paper & Forest Products      163,125      2.1
Darden Restaurants, Inc.                        9,800    Food & Agriculture           122,500      1.6
Hanna (M.A.) Company                            5,400    Chemicals                    136,350      1.7
International Paper Company                       800    Paper & Forest Products       34,500      0.5
Jefferson Smurfit Group PLC (ADR)               3,100    Containers                    84,475      1.1
J.C.Penney Company, Inc.                          800    Retail                        48,250      0.6
Kmart Corporation (a)                           7,000    Retail                        80,938      1.1
Louisiana-Pacific Corporation                   8,000    Paper & Forest Products      152,000      2.0
Mead Corporation                                3,600    Paper & Forest Products      100,800      1.3
OGE Energy Corporation                          1,500    Energy & Utilities            82,030      1.1
Ohio Casualty Corporation                       1,300    Insurance                     58,013      0.8
Petroleo Brasileiro S.A. (ADR)                  7,000    International Oil            163,706      2.1
Shaw Industries, Inc.                          21,700    Apparel                      252,263      3.3
Toys "R" Us, Inc. (a)                           4,200    Retail                       132,038      1.7
Union Pacific Corporation                       2,500    Railroads & Shipping         156,094      2.0
Vishay Intertechnology, Inc.                    7,000    Electronics                  165,375      2.2
                                                                                   ----------    ------
                                                                                   $2,395,340     31.2%
 Below Average Price/Cash Flow Ratio
American General Corporation                    1,200    Insurance                 $   64,875      0.8%
Beneficial Corporation                          2,000    Miscellaneous                166,250      2.2
Elf Aquitane (ADR)                              1,200    International Oil             70,350      0.9
FirstEnergy Corporation                           800    Energy & Utilities            23,200      0.3
Inland Steel Industries, Inc.                   3,900    Steel                         66,787      0.9
Jefferson-Pilot Corporation                     1,600    Insurance                    124,600      1.6
Noble Affiliates, Inc.                          4,200    Domestic Oil                 148,050      1.9
Owens Corning                                   6,200    Construction                 211,575      2.8
Philips Electronics NV                          2,400    Electronics                  145,200      1.9
Solutia, Inc.                                   3,600    Chemicals                     96,075      1.3
Sonat, Inc.                                     2,600    Energy & Raw Materials       118,950      1.6
Telecomunicacoes Brasileiras S. A. (ADR)        2,300    Telephone                    267,806      3.5
Unicom Corporation                              9,000    Energy & Utilities           276,750      3.6
Union Texas Petroleum Holdings, Inc.            7,800    Domestic Oil                 162,338      2.1
YPF Sociedad Anonima (ADR)                      6,100    International Oil            208,544      2.7
                                                                                   ----------    ------
                                                                                   $2,151,350     28.1%

                                           HEARTLAND LARGE CAP VALUE FUND
                                SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                Percent of
COMMON STOCKS - 97.5% [CONT'D]               Shares        Industry              Value          Net Assets
------------------------------------------------------------------------------------------------------------
 Special Situations
Consolidated Natural Gas Company             4,600    Energy & Raw Materials  $  278,300            3.6%
Frontier Corporation                         5,400    Telephone                  129,937            1.7
The Limited, Inc.                            2,800    Apparel                     71,400            0.9
Tenet Healthcare Corporation                 3,600    Drugs & Medicine           119,250            1.6
                                                                              ----------           ------
                                                                                 598,887            7.8%
                                                                              ----------
TOTAL COMMON STOCKS (Cost $6,916,347)                                         $7,470,840

------------------------------------------------------------------------------------------------------------
                                                     Par                            Percent of
SHORT-TERM INVESTMENTS - 2.7%                       Amount         Value            Net Assets
------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (+) - 2.7%
Johnson Controls, Inc. 5.33%                       $ 93,000     $   93,000              1.2%
Wisconsin Electric Power Company 5.49%              119,000        119,000              1.5
                                                                ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $212,000)                    $  212,000

TOTAL INVESTMENTS (Cost $7,128,347)........................     $7,682,840            100.2%
Liabilities, less cash and receivables.....................        (17,484)            (0.2)
                                                                ----------           --------
TOTAL NET ASSETS...........................................     $7,665,356            100.0%
                                                                ==========           ========

(a)  Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                            HEARTLAND VALUE PLUS FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1997

-------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
COMMON STOCKS - 67.6%                            Shares             Industry                  Value     Net Assets
-------------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
Akita Drilling (Class A) (b)(c)                  500,000    Domestic Oil                    $ 4,508,900      1.4%
Arctic Cat, Inc.                                 312,500    Motor Vehicles                    3,027,344      0.9
Colonial Properties Trust                         65,300    Real Property                     1,967,163      0.6
Cooker Restaurant Corporation                    250,000    Non-Durables & Entertainment      2,390,625      0.7
Decorator Industries, Inc. (b)                   250,000    Miscellaneous & Conglomerates     2,312,500      0.7
Donegal Group, Inc.                               66,666    Insurance                         1,474,985      0.4
Equity Inns, Inc.                                300,000    Real Property                     4,425,000      1.3
Gorman-Rupp Company                              100,000    Producer Goods                    2,112,500      0.6
Gryphon Holdings, Inc. (a)                       250,000    Insurance                         4,187,500      1.3
Guangshen Railway Company Ltd. (ADR)             200,000    Railroads & Shipping              2,687,500      0.8
Imperial Credit Commercial Mortgage
  Investment Corporation                         150,000    Real Property                     2,193,750      0.7
Intrav, Inc.                                     125,000    Travel & Recreation               1,750,000      0.5
Katy Industries, Inc.                              5,000    Producer Goods                      101,875      0.1
Kloof Gold Mining Company Ltd. (ADR)           1,000,000    Gold                              3,312,500      1.0
Lawyers Title Corporation                        150,000    Insurance                         4,715,625      1.4
London Pacific Group Ltd. (ADR)                  600,000    Insurance                         7,200,000      2.1
Lufkin Industries, Inc.                          100,000    Producer Goods                    3,575,000      1.1
MMI Companies, Inc.                              125,000    Insurance                         3,140,625      0.9
Oil-Dri Corporation of America                   212,600    Non-Durables & Entertainment      3,507,900      1.0
Prime Retail, Inc.                               225,000    Real Property                     3,192,187      1.0
Road King Infrastructure Ltd. (c)                300,000    Construction                        274,890      0.1
Stewart Information Services Corporation          50,000    Insurance                         1,450,000      0.4
Tab Products Company                             200,000    Producer Goods                    2,475,000      0.7
TCBY Enterprises, Inc.                           200,000    Non-Durables & Entertainment      1,512,500      0.4
Twin Disc, Inc.                                   50,000    Producer Goods                    1,637,500      0.5
Vaal Reefs Exploration & Mining
  Company Ltd. (ADR)                           1,250,000    Gold                              4,804,750      1.4
                                                                                            -----------    -------
                                                                                            $73,938,119     22.0%
 Low Price to Book Value
Aceto Corporation                                100,000    Chemicals                       $ 2,050,000      0.6%
Angelica Corporation                              47,000    Non-Durables & Entertainment      1,063,375      0.3
Central & South West Corporation                 315,000    Energy & Utilities                8,524,688      2.5
Dames & Moore, Inc.                              593,000    Business Services                 7,857,250      2.3
Eagle Bancshares, Inc.                            10,000    Banks                               220,000      0.1
EMC Insurance Group, Inc.                        300,000    Insurance                         3,975,000      1.2
Fletcher Challenge Forests (ADR)                 150,000    Paper & Forest Products           1,256,250      0.4
Flexsteel Industries, Inc.                       200,000    Consumer Durables                 2,825,000      0.9
Haggar Corporation                               255,000    Apparel                           4,016,250      1.2
Grand Premier Financial, Inc.                     77,200    Banks                             1,100,100      0.3
Hanover Capital Mortgage
  Holdings, Inc. (Units)                         225,000    Real Property                     3,712,500      1.1
International Aluminum Company                    78,100    Producer Goods                    2,440,625      0.7
Klamath First Bancorp, Inc.                      100,000    Banks                             2,150,000      0.6
Ocwen Asset Investment Corporation               150,000    Real Property                     3,075,000      0.9
Salient 3 Communications, Inc. (Class A)         225,000    Electronics                       2,784,375      0.8
Southwest Water Company                           44,100    Energy & Utilities                  771,750      0.2
Tecumseh Products Company (Class A)              125,000    Producer Goods                    6,093,750      1.8
Zeigler Companies, Inc.                            3,800    Miscellaneous Financial              79,325      0.1
                                                                                            -----------    -------
                                                                                            $53,995,238     16.0%
 Below Average Price/Cash Flow Ratio
Amcast Industrial Corporation                    100,000    Electronics                     $ 2,293,750      0.7%
Central Hudson Gas & Electric Corporation        100,000    Energy & Utilities                4,387,500      1.3
Central Vermont Public Service Corporation        29,700    Energy & Utilities                  452,925      0.1
CORE Cap, Inc. (d)                               222,222    Real Property                     4,444,440      1.3
Entergy Corporation                              200,000    Energy & Utilities                5,987,500      1.8
Ethyl Corporation                                300,000    Chemicals                         2,306,250      0.7

                            HEARTLAND VALUE PLUS FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
COMMON STOCKS - 67.6% [CONT'D]                        Shares            Industry                   Value     Net Assets
------------------------------------------------------------------------------------------------------------------------
 Below Average Price/Cash Flow Ratio [CONT'D]
Fleming Companies, Inc.                              750,000    Food & Agriculture             $ 10,078,125      3.0%
Foster (LB) Company (a)                              209,400    Producer Goods                    1,033,913      0.3
General Housewares Corporation                        79,500    Steel                               834,750      0.3
ICN Pharmaceuticals, Inc.                             45,214    Drugs and Medicine                2,207,008      0.6
Insteel Industries, Inc.                             383,600    Producer Goods                    2,637,250      0.8
Mid-American Energy Holdings Company                  62,100    Energy & Utilities                1,366,200      0.4
Mitchell Energy & Development Corporation            100,000    Domestic Oil                      2,912,500      0.9
Nash Finch Company                                   200,000    Food & Agriculture                3,800,000      1.1
Piccadilly Cafeterias, Inc.                          125,500    Non-Durables & Entertainment      1,647,187      0.5
Providence Energy Corporation                        135,500    Energy & Utilities                2,955,594      0.9
Rival Company                                        225,000    Consumer Durables                 2,953,125      0.9
Rochester Gas & Electric Corporation                 200,000    Energy & Utilities                6,800,000      2.0
Southwestern Energy Company                          550,000    Energy & Raw Material             7,081,250      2.1
Tucson Electric Power Company (a)                    400,000    Energy & Utilities                7,250,000      2.2
USX-Delhi Group                                      400,000    Energy & Raw Material             8,200,000      2.4
WPL Holdings, Inc.                                   300,000    Energy & Utilities                9,937,500      3.0
Ziegler Coal Holding Company                         150,000    Energy & Raw Material             2,446,875      0.7
                                                                                               -------------  --------
                                                                                               $ 94,013,642     28.0%
 Special Situations
Analysis & Technology, Inc.                          100,000    Business Services              $  2,812,500      0.8%
Commercial Bankshares, Inc.                           80,850    Banks                             1,960,613      0.6
Unisource Worldwide, Inc.                             50,000    Business Services                   712,500      0.2
                                                                                               -------------  --------
                                                                                                  5,485,613      1.6%
                                                                                               -------------
TOTAL COMMON STOCKS (Cost $203,863,406)                                                        $227,432,612

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of
PREFERRED STOCKS - 5.7%                                Shares           Industry                   Value    Net Assets
----------------------------------------------------------------------------------------------------------------------------
Bolder Technologies Corporation
  9.00% Ser. A Conv. (144A) (d)                        80,000   Electronics                    $  3,140,000     0.9%
BTI Cap Trust 6.50% Conv. (144A) (d)                   40,000   Non-Durables & Entertainment      1,925,000     0.6
Chiquita Brands International, Inc.
  5.75% Ser. A Conv.                                   25,000   Food & Agriculture                1,279,687     0.4
CORE Cap, Inc. 10.00% Series A Conv. (d)              222,222   Real Property                     5,686,661     1.7
Excel Realty Trust, Inc. 2.125% Series A Conv.         80,000   Real Property                     2,375,000     0.7
ICO, Inc. $1.6875 Series Conv.                        100,000   Energy & Raw Material             2,200,000     0.7
International Technology Corporation Conv              24,600   Business Services                   498,150     0.1
Riviera Tool & Die Company 8.00% Conv. (d)             11,700   Producer Goods                    2,037,750     0.6
                                                                                               -------------
TOTAL PREFERRED STOCKS (Cost $18,564,013)                                                      $ 19,142,248

-----------------------------------------------------------------------------------------------------------------------
                                                  Par                                                  Percent of
CONVERTIBLE BONDS - 9.1%                        Amount              Industry                  Value    Net Assets
-----------------------------------------------------------------------------------------------------------------------
Bell Sports Corporation 4.25% 11/15/2000   $  2,000,000   Non-Durables & Entertainment   $  1,737,500     0.5%
Chock Ful O' Nuts Corporation
  8.00% 09/15/2006                              500,000   Food & Agriculture                  525,625     0.2
Danka Business Systems PLC 6.75%
  04/01/2002                                  2,500,000   Business Machines                 2,262,500     0.7
Fort Bend Holding Corporation 8.00%
  12/01/2005                                  1,000,000   Miscellaneous Financial           2,000,000     0.6
Hector Communications
  Corporation 8.50% 02/15/2002                  500,000   Telephone                           527,500     0.2
Homestake Mining Company 5.50%
  06/23/2000                                  1,000,000   Gold                                942,500     0.3
J Baker, Inc. 7.00% 06/01/2002                  140,000   Retail                              103,600     0.1
Kent Electronics Corporation 4.50%
  09/01/2004                                  1,000,000   Electronics                         831,250     0.2

                            HEARTLAND VALUE PLUS FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

----------------------------------------------------------------------------------------------------------------
                                                    Par                                        Percent of
CONVERTIBLE BONDS - 9.1% [CONT'D]                 Amount        Industry              Value    Net Assets
----------------------------------------------------------------------------------------------------------------
Mercury Air Group, Inc. 7.75% 02/01/2006     $  3,250,000   Air Transport        $  3,233,750     1.0%
Park Electrochemical Corporation 5.50%
  03/01/2006                                    2,000,000   Electronics             1,857,500     0.5
Physicians Resources Group, Inc. 6.00%
  12/01/2001 (144A) (d)                         4,060,000   Drugs & Medicine        2,654,225     0.8
Professional Bancorp, Inc. 8.50%
  03/01/2004                                    1,500,000   Banks                   1,755,000     0.5
Read-Rite Corporation 6.50%
  09/01/2004                                    3,000,000   Electronics             2,508,750     0.7
Remington Oil & Gas Corporation 8.25%
  12/01/2002                                    4,922,000   Domestic Oil            4,786,645     1.4
Reptron Electronics, Inc. 6.75%
  08/01/2004                                    3,000,000   Electronics             2,426,250     0.7
Richardson Electronics, Ltd. 7.25%
  12/15/2006                                      763,000   Electronics               638,059     0.2
Richey Electronics, Inc. 7.00% 03/01/2006         200,000   Electronics               192,500     0.1
Thorn Apple Valley, Inc. 9.00% 04/01/2007       1,500,000   Food & Agriculture      1,501,875     0.4
                                                                                 -------------
TOTAL CONVERTIBLE BONDS (Cost $29,953,693)                                       $ 30,485,029

-------------------------------------------------------------------------------------------------------------------------
                                                  Par                                                     Percent of
CORPORATE BONDS - 10.9%                         Amount        Industry                           Value    Net Assets
--------------------------------------------------------------------------------------------------------------------------
ABC Rail Products Corporation 9.125%
  01/15/2004                               $  3,000,000   Railroads & Shipping               $  2,996,250     0.9%
Bay View Capital Corporation 9.125%
  08/15/2007                                    500,000   Banks                                   513,750     0.2
Beal Financial Corporation 12.75%
  08/15/2000                                  2,000,000   Banks                                 2,142,500     0.6
Canadian Forest Oil, Ltd. 8.75%
  09/15/2007 (144A) (d)                       2,000,000   International Oil                     2,022,500     0.6
Cleveland Electric Illuminating Company
  8.375% 12/01/2011                           2,000,000   Energy & Utilities                    2,055,000     0.6
Coho Energy, Inc. 8.875% 10/15/2007           1,500,000   Domestic Oil                          1,503,750     0.4
Engle Homes, Inc. 11.75% 12/15/2000           1,000,000   Construction                            992,500     0.3
First Republic Bank 7.75% 09/15/2012          3,000,000   Banks                                 3,063,750     0.9
Hawthorne Financial Corporation 12.50%
  12/31/2004 (144A) (d)                       2,000,000   Savings & Loans                       1,995,000     0.6
Leucadia National Corporation 7.875%
  10/15/2006                                  3,000,000   Insurance                             3,120,000     0.9
Local Financial Corporation 11.00%
  09/08/2004 (144A) (d)                       3,100,000   Banks                                 3,286,000     1.0
Matrix Capital Corporation 11.50%
  09/30/2004                                  3,000,000   Miscellaneous Financial               3,007,500     0.9
National Energy Group, Inc. 10.75%
  11/01/2006                                    220,000   Domestic Oil                            230,450     0.1
Ocwen Capital Trust 10.875% 08/01/2027          200,000   Miscellaneous Financial                 216,250     0.1
Resource America, Inc. 12.00%
  08/01/2004 (144A) (d)                       3,000,000   Domestic Oil                          3,067,500     0.9
Rohr, Inc. 9.25%
  03/01/2017                                  3,000,000   Air Transport                         3,101,250     0.9
Sholodge, Inc. 9.55%
  09/01/2007                                  3,000,000   Travel & Recreation                   2,970,000     0.9
Southwest Royalties, Inc. 10.50%
  10/15/2004 (144A) (d)                         500,000   Domestic Oil                            493,750     0.1
                                                                                             -------------
TOTAL CORPORATE BONDS (Cost $36,345,597)                                                     $ 36,777,700

                            HEARTLAND VALUE PLUS FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

----------------------------------------------------------------------------------------------------------------
                                                      Par                                        Percent of
MUNICIPAL BOND - TAXABLE - 0.4%                      Amount        Industry            Value     Net Assets
----------------------------------------------------------------------------------------------------------------
Mexico Beach, Florida Public Service
  Facilities - Heritage House of Sarasota
  10.00% 12/01/2005 (e)                            $1,160,000   Drugs & Medicine     $1,162,900     0.4%
                                                                                     -----------
TOTAL MUNICIPAL BOND - TAXABLE (Cost $1,160,000)                                     $1,162,900

----------------------------------------------------------------------------------------------------------------
                                                       Par                              Percent of
SHORT-TERM INVESTMENTS - 5.2%                         Amount         Value              Net Assets
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.8%
Ford Motor Credit Corporation 0.00%
  01/05/1998                                      $  6,000,000   $  5,995,908              1.8%

VARIABLE RATE DEMAND NOTES (+) - 3.4%
American Family Financial Services 5.49%             4,543,000      4,543,000              1.4
Johnson Controls, Inc. 5.33%                           500,000        500,000              0.1
Sara Lee Corporation 5.32%                           1,498,000      1,498,000              0.4
Warner-Lambert Company 5.49%                         4,252,000      4,252,000              1.3
Wisconsin Electric Power Company 5.49%                 736,000        736,000              0.2
                                                                -------------
                                                                   11,529,000
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $17,524,908)                 $  17,524,908

TOTAL INVESTMENTS (Cost $307,411,617)........................   $ 332,525,397             98.9%
Cash and receivables, less liabilities.......................       3,755,969              1.1
                                                                -------------           --------
TOTAL NET ASSETS.............................................   $336,281,366             100.0%
                                                                =============           ========

(a)  Non-income producing security.
(b)  Affiliated company. See Note 8 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d)  Restricted security. See Note 2(g) in Notes to Financial Statements.
(e)  When-issued security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                    HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1997


------------------------------------------------------------------------------------------------------------
    Par                                                                                           Percent of
  Amount   LONG-TERM INVESTMENTS - 93.2%                 Coupon     Maturity        Value         Net Assets
------------------------------------------------------------------------------------------------------------
                U.S. TREASURY AND AGENCY SECURITIES - 32.7%
                U.S. TREASURY SECURITIES - 14.5%
$ 2,000,000     US Treasury Bond                         7.875%     02/15/2021     $ 2,455,520        5.0%
  4,000,000     US Treasury Bond                         7.250      08/15/2022       4,618,880        9.5
                                                                                   -----------
                                                                                     7,074,400
               AGENCY SECURITIES - 18.2%
  2,500,000    Federal Home Loan Bank                    7.360      07/01/2004       2,680,350        5.5
  3,000,000    Federal National Mortgage Association
                 (Callable 12/12/2001)                   6.700      12/12/2006       3,058,710        6.3
  3,000,000    Federal National Mortgage Association
                 (Callable 07/06/2002)                   6.760      07/16/2007       3,085,290        6.4
                                                                                   -----------
                                                                                     8,824,350
                                                                                   -----------
               TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $15,268,246)         15,898,750

               MORTGAGE-RELATED SECURITIES - 60.5%
               PASS-THROUGH SECURITIES - 26.0%
  2,620,695    FNMA #361493 GL                           9.000      01/01/2025       2,787,765        5.8
  2,684,593    FNMA #374082 CL                           8.000      03/01/2027       2,778,554        5.7
  1,941,329    FNMA #376640 CL                           8.000      06/01/2027       2,009,276        4.1
    325,087    GNMA #31652                               8.500      09/15/2009         344,491        0.7
  1,598,236    GNMA #443630 MHD                          9.000      11/15/2017       1,746,520        3.6
    245,828    GNMA #293146 MHB                         10.250      07/15/2005         265,108        0.6
  2,602,240    FNMA Grantor Trust 1995 - T5A             7.000      03/17/2035       2,671,021        5.5
                                                                                   -----------
                                                                                    12,602,735
               COLLATERALIZED MORTGAGE OBLIGATIONS - 34.5%
  3,000,000    FHLMC CMO-SEQ 1978 BC                     6.500      05/15/2025       2,920,912        6.0
  5,996,000    FHLMC CMO-SEQ 1921 B                      6.500      05/15/2021       5,990,447       12.3
  3,000,000    FNMA CMO-PAC 1993 - 38L                   5.000      08/25/2022       2,723,915        5.6
  5,000,000    VA VENDEE CMO-SEQ 1992 -2F                7.000      02/15/2018       5,116,850       10.6
                                                                                   -----------
                                                                                    16,752,124
                                                                                   -----------
               TOTAL MORTGAGE RELATED SECURITIES (Cost $28,453,476)                 29,354,859

                                                                                   -----------
               TOTAL LONG-TERM INVESTMENTS (Cost $43,721,722)                      $45,253,609



------------------------------------------------------------------------------------------------------------
    Par                                                                                           Percent of
  Amount   SHORT-TERM INVESTMENTS - 7.0%                 Coupon     Maturity        Value         Net Assets
------------------------------------------------------------------------------------------------------------
               AGENCY DISCOUNT NOTES - 6.2%
$ 1,000,000    Federal Home Loan Mortgage Corporation    0.000%     01/05/1998    $    999,366        2.1%
  2,000,000    Federal National Mortgage Association     0.000       1/05/1998       1,998,731        4.1
                                                                                  -------------
                                                                                     2,998,097
               VARIABLE RATE DEMAND NOTE (+) - 0.8%
    410,000    Warner-Lambert Company 5.49%                                            410,000        0.8
                                                                                  -------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $3,408,097)                     $  3,408,097

               TOTAL INVESTMENTS (Cost $47,129,819)............................   $ 48,661,706      100.2%
               Liabilities, less cash and receivables .........................        (99,621)      (0.2)
                                                                                  -------------     ------
               TOTAL NET ASSETS................................................   $ 48,562,085      100.0%
                                                                                  =============     ======


(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of December 31, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                                  Small Cap
                                                                                 Contrarian                          Mid Cap
                                                                                    Fund           Value Fund       Value Fund
                                                                                --------------   --------------   --------------
ASSETS:
   Investments in securities, at cost....................................       $  253,877,303   $1,717,219,260   $   34,171,660
                                                                                ==============   ==============   ==============

   Investments in securities, at value...................................       $  266,982,063   $2,144,546,343   $   38,356,772
   Cash..................................................................                5,425           16,457            2,595
   Receivable from investments sold......................................           21,643,094        1,326,456          433,337
   Receivable from fund shares sold......................................              382,036        3,884,587          140,028
   Receivable from securities sold short.................................           79,837,707             --               --
   Deposits with brokers for securities sold short.......................            9,180,876             --               --
   Variation margin on open futures contracts............................               17,000             --               --
   Accrued dividends and interest........................................              706,398        5,014,056           42,144
   Deferred organization expenses........................................               23,008             --             12,321
   Receivable from Advisor for expense reimbursement.....................                 --               --              1,981
                                                                                --------------   --------------   --------------
       Total Assets......................................................          378,777,607    2,154,787,899       38,989,178
                                                                                --------------   --------------   --------------

LIABILITIES:
   Payable for investments purchased.....................................            4,507,722       22,988,630        2,311,680
   Payable for fund shares redeemed......................................            1,287,084        2,862,634           57,069
   Securities sold short, at value.......................................           95,885,525             --               --
   Distributions payable.................................................                   82            6,434             --
   Payable to Advisor for management fee.................................              194,152        1,459,890           23,527
   Payable to Advisor for deferred organization expenses.................               23,008             --             12,321
   Accrued expenses......................................................              238,140          755,631           26,540
                                                                                --------------   --------------   --------------
       Total Liabilities.................................................          102,135,713       28,073,219        2,431,137
                                                                                --------------   --------------   --------------
TOTAL NET ASSETS.........................................................        $ 276,641,894   $2,126,714,680    $  36,558,041
                                                                                ==============   ==============   ==============

NET ASSETS CONSIST OF:
   Paid in capital.......................................................        $ 279,160,217   $1,696,855,751    $  32,432,417
   Accumulated undistributed net investment income (loss)................             (287,387)         (90,025)            --
   Accumulated undistributed net realized gains (losses) on investments..            4,394,883        2,621,871          (59,488)
   Net unrealized appreciation (depreciation) on investments.............           (6,625,819)     427,327,083        4,185,112
                                                                                --------------   --------------   --------------
TOTAL NET ASSETS.........................................................        $ 276,641,894   $2,126,714,680    $  36,558,041
                                                                                ==============   ==============   ==============

SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized,
 respectively)...........................................................           21,888,487       62,792,924        2,861,166
                                                                                ==============   ==============   ==============


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE...........        $       12.64   $        33.87    $       12.78
                                                                                ==============   ==============   ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                                                                                        U.S.
                                                                                       Large Cap      Value Plus      Government
                                                                                       Value Fund        Fund       Securities Fund
                                                                                      ------------   -------------- ---------------
ASSETS:
   Investments in securities, at cost..............................................   $  7,128,347   $  307,411,617  $   47,129,819
                                                                                      ============   ==============  ==============

   Investments in securities, at value.............................................   $  7,682,840   $  332,525,397  $   48,661,706
   Cash............................................................................          2,484           21,995           4,495
   Receivable from investments sold................................................           --          1,076,525            --
   Receivable from fund shares sold................................................         13,213        8,299,410         182,963
   Receivable from securities sold short...........................................           --               --              --
   Deposits with brokers for securities sold short.................................           --               --              --
   Variation margin on open futures contracts......................................           --               --              --
   Accrued dividends and interest..................................................         13,672        1,967,157         544,344
   Deferred organization expenses..................................................         12,321            8,258            --
   Receivable from Advisor for expense reimbursement...............................         15,242             --              --
                                                                                      -------------  --------------  --------------
       Total Assets................................................................      7,739,772      343,898,742      49,393,508
                                                                                      -------------  --------------  --------------

LIABILITIES:
   Payable for investments purchased...............................................           --          5,340,842            --
   Payable for fund shares redeemed................................................         41,983        1,887,954         777,799
   Securities sold short, at value.................................................           --               --              --
   Distributions payable...........................................................           --              8,201            --
   Payable to Advisor for management fee...........................................          5,073          196,829          10,946
   Payable to Advisor for deferred organization expenses...........................         12,321            8,258            --
   Accrued expenses................................................................         15,039          175,292          42,678
                                                                                      -------------  --------------  --------------
       Total Liabilities...........................................................         74,416        7,617,376         831,423
                                                                                      -------------  --------------  --------------
TOTAL NET ASSETS ..................................................................   $  7,665,356   $  336,281,366  $   48,562,085
                                                                                      ============   ==============  ==============

NET ASSETS CONSIST OF:
   Paid in capital.................................................................   $  6,977,568   $  310,615,357  $   53,186,199
   Accumulated undistributed net investment income (loss)..........................          --              12,685           2,197
   Accumulated undistributed net realized gains (losses) on investments............        133,295          539,544      (6,158,198)
   Net unrealized appreciation (depreciation) on investments.......................        554,493       25,113,780       1,531,887
                                                                                      -------------  --------------  --------------
TOTAL NET ASSETS...................................................................   $  7,665,356   $  336,281,366  $   48,562,085
                                                                                      -------------  --------------  --------------

SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized, respectively)..        623,302       20,844,713       4,930,091
                                                                                      ============   ==============  ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....................   $      12.30   $        16.13  $         9.85
                                                                                      ============   ==============  ==============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                   Small Cap
                                                                                  Contrarian                            Mid Cap
                                                                                     Fund          Value Fund        Value Fund
                                                                                 -------------    ------------      ------------
INVESTMENT INCOME:
   Dividends...................................................................  $    1,582,223    $   8,641,499    $     325,658
   Interest....................................................................       2,895,441       23,084,192          147,975
                                                                                 --------------    -------------    -------------
     Total investment income...................................................       4,477,664       31,725,691          473,633
                                                                                 --------------    -------------    -------------
EXPENSES:
   Management fees.............................................................       2,109,857       14,673,206          184,843
   Distribution fees...........................................................         703,286        4,891,069           61,614
   Transfer agent fees.........................................................         487,102        1,496,435           30,563
   Printing and communications.................................................          74,473          205,916            2,522
   Registration fees...........................................................          73,229          114,083           28,443
   Custodian fees..............................................................          57,225          226,709            9,824
   Postage.....................................................................          43,132          228,745            3,738
   Audit fees..................................................................          26,749           36,634            8,309
   Legal fees..................................................................          26,378           26,644              271
   Amortization of organization expenses.......................................           9,861               --            3,286
   Directors' fees.............................................................           7,329           28,409            6,138
   Other operating expenses....................................................          45,707          207,014            2,927
                                                                                 --------------    -------------    -------------
   Total operating expenses before interest expense, dividends on
     short positions, and expense reimbursement and management fee waiver......       3,664,328       22,134,864          342,478
   Total interest expense and dividends on short positions.....................         139,815               --               --
                                                                                 --------------    -------------    -------------
   Total expenses before expense reimbursement and management fee waiver.......       3,804,143       22,134,864          342,478
   Less: Expense reimbursement and management fee waiver.......................              --               --           (9,501)
                                                                                 --------------    -------------    -------------
   Net expenses................................................................       3,804,143       22,134,864          332,977
                                                                                 --------------    -------------    -------------
NET INVESTMENT INCOME..........................................................         673,521        9,590,827          140,656
                                                                                 --------------    -------------    -------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains (losses) on:
     Long positions............................................................      35,031,693      275,974,297          740,544
     Short positions...........................................................       8,681,959               --               --
     Futures contracts.........................................................       7,247,668       (2,851,675)              --
     Options...................................................................         (27,358)         111,328          (83,484)
   Net increase (decrease) in unrealized appreciation on:
     Long positions............................................................        (363,972)     109,677,621        3,851,838
     Short positions...........................................................     (15,482,610)              --               --
     Futures contracts.........................................................      (3,682,762)              --               --
     Options...................................................................              --          (98,828)              --
                                                                                 --------------    -------------    -------------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS.............................      31,404,618      382,812,743        4,508,898
                                                                                 --------------    -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................  $   32,078,139    $ 392,403,570    $   4,649,554
                                                                                 ==============    =============    =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                                                                                       U.S.
                                                                                    Large Cap       Value Plus      Government
                                                                                    Value Fund         Fund       Securities Fund
                                                                                  -------------   --------------  ---------------
INVESTMENT INCOME:
   Dividends...................................................................   $      97,643   $    4,242,426   $           --
   Interest....................................................................          42,738        4,450,456        3,246,148
                                                                                  -------------   --------------   --------------
     Total investment income...................................................         140,381        8,692,882        3,246,148
                                                                                  -------------   --------------   --------------
EXPENSES:
   Management fees.............................................................          40,359        1,292,331          301,650
   Distribution fees...........................................................          13,453          461,547          116,354
   Transfer agent fees.........................................................          14,221          205,520           71,458
   Printing and communications.................................................           1,281           28,342           10,361
   Registration fees...........................................................          20,377          107,892           19,746
   Custodian fees..............................................................           2,405           31,352            7,243
   Postage.....................................................................             895           18,512            6,162
   Audit fees..................................................................           8,761           10,792           12,049
   Legal fees..................................................................             101            3,450              536
   Amortization of organization expenses.......................................           3,286            7,625               --
   Directors' fees.............................................................           5,131            7,118            5,503
   Other operating expenses....................................................           2,192           14,164            7,150
                                                                                  -------------   --------------   --------------
   Total operating expenses before interest expense, dividends on
     short positions, and expense reimbursement and management fee waiver......         112,462        2,188,645          558,212
   Total interest expense and dividends on short positions.....................              --               --               --
                                                                                  -------------   --------------   --------------
   Total expenses before expense reimbursement and management fee waiver.......         112,462        2,188,645          558,212
   Less: Expense reimbursement and management fee waiver.......................         (36,123)              --         (155,522)
                                                                                  -------------   --------------   --------------
   Net expenses................................................................          76,339        2,188,645          402,690
                                                                                  -------------   --------------   --------------
NET INVESTMENT INCOME..........................................................          64,042        6,504,237        2,843,458
                                                                                  -------------   --------------   --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains (losses) on:
     Long positions............................................................         419,278       23,430,738         (283,942)
     Short positions...........................................................              --               --               --
     Futures contracts.........................................................              --               --          (90,384)
     Options...................................................................              --           81,847               --
   Net increase (decrease) in unrealized appreciation on:
     Long positions............................................................         475,417       18,312,281        1,726,965
     Short positions...........................................................              --               --               --
     Futures contracts.........................................................              --               --               --
     Options...................................................................              --               --               --
                                                                                  -------------   --------------   --------------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS.............................         894,695       41,824,866        1,352,639
                                                                                  -------------   --------------   --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................  $      958,737   $   48,329,103   $    4,196,097
                                                                                  =============   ==============   ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  ------------------------------
                                                                                            Small Cap
                                                                                          Contrarian Fund
                                                                                  ------------------------------

                                                                                      Year             Year
                                                                                      Ended            Ended
                                                                                  Dec. 31, 1997    Dec. 31, 1996
                                                                                  -------------    -------------
OPERATIONS:
  Net investment income (loss)................................................     $     673,521    $    375,584
  Net realized gains (losses) on investments..................................        50,933,962      11,035,747
  Net increase (decrease) in unrealized appreciation on investments...........       (19,529,344)     11,875,878
                                                                                   -------------    ------------
    Net increase in net assets resulting from operations......................        32,078,139      23,287,209
                                                                                   -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................................          (960,908)       (375,584)
  Net realized gains on investments...........................................       (46,539,079)    (11,035,749)
                                                                                   -------------    ------------
    Net distributions to shareholders.........................................       (47,499,987)    (11,411,333)
                                                                                   -------------    ------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued.................................................       170,002,168     245,828,468
  Reinvested dividends from net investment income and distributions
    from net realized gains on investments....................................        44,487,188       9,882,164
  Cost of shares redeemed.....................................................      (185,437,010)    (90,123,683)
                                                                                   -------------    ------------
    Net increase in net assets derived from Fund
      share activities........................................................        29,052,346     165,586,949
                                                                                   -------------    ------------

TOTAL INCREASE IN NET ASSETS..................................................        13,630,498     177,462,825

NET ASSETS AT THE BEGINNING OF THE PERIOD.....................................       263,011,396      85,548,571
                                                                                   -------------    ------------

NET ASSETS AT THE END OF THE PERIOD...........................................     $ 276,641,894    $263,011,396
                                                                                   =============    ============

UNDISTRIBUTED NET INVESTMENT LOSS.............................................     $    (287,387)   $         --
                                                                                   =============    ============

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                                       ----------------------------------  ---------------------------------
                                                                      Value                            Mid Cap
                                                                      Fund                            Value Fund
                                                       ----------------------------------  ---------------------------------
                                                                                                             Oct. 11, 1996
                                                             Year              Year             Year         (commencement
                                                            Ended             Ended            Ended       of operations) to
                                                        Dec. 31, 1997     Dec. 31, 1996    Dec. 31, 1997     Dec. 31, 1996
                                                       ----------------  ----------------  --------------  -----------------
OPERATIONS:
 Net investment income (loss)........................   $    9,590,827    $    3,201,287     $   140,656      $   (1,646)
 Net realized gains (losses) on investments..........      273,233,950       101,382,821         657,060          (3,604)
 Net increase (decrease) in unrealized appreciation
 on investments......................................      109,578,793       167,734,490       3,851,838         333,274
                                                        --------------    --------------     -----------      ----------
   Net increase in net assets resulting from
    operations.......................................      392,403,570       272,318,598       4,649,554         328,024
                                                        --------------    --------------     -----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................       (9,680,852)       (3,201,287)       (140,668)             --
 Net realized gains on investments...................     (270,393,704)     (101,601,571)       (712,944)             --
                                                        --------------    --------------     -----------      ----------
   Net distributions to shareholders.................     (280,074,556)     (104,802,858)       (853,612)             --
                                                        --------------    --------------     -----------      ----------

FUND SHARE ACTIVITIES:
 Proceeds from shares issued.........................      512,410,502       482,657,821      30,209,525       6,732,455
 Reinvested dividends from net investment income
  and distributions
   from net realized gains on investments............      246,872,904        90,283,401         842,673              --
 Cost of shares redeemed.............................     (371,657,576)     (304,623,134)     (5,224,061)       (126,517)
                                                        --------------    --------------     -----------      ----------
   Net increase in net assets derived from Fund
     share activities................................      387,625,830       268,318,088      25,828,137       6,605,938
                                                        --------------    --------------     -----------      ----------

TOTAL INCREASE IN NET ASSETS.........................      499,954,844       435,833,828)     29,624,079       6,933,962

NET ASSETS AT THE BEGINNING OF THE PERIOD............    1,626,759,836     1,190,926,008       6,933,962              --
                                                        --------------    --------------     -----------      ----------

NET ASSETS AT THE END OF THE PERIOD..................   $2,126,714,680    $1,626,759,836     $36,558,041      $6,933,962
                                                        ==============    ==============     ===========      ==========

UNDISTRIBUTED NET INVESTMENT LOSS....................   $      (90,025)   $           --     $        --      $       --
                                                        ==============    ==============     ===========      ==========



The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     -----------------------------------------------
                                                                                                        Large Cap
                                                                                                       Value Fund
                                                                                     -----------------------------------------------


                                                                                                                 Oct. 11, 1996
                                                                                               Year              (commencement
                                                                                              Ended            of operations) to
                                                                                          Dec. 31, 1997          Dec. 31, 1996
                                                                                        ----------------      --------------------
OPERATIONS:
  Net investment income (loss).....................................................    $         64,042        $          (986)
  Net realized gains (losses) on investments.......................................             419,278                 (1,071)
  Net increase (decrease) in unrealized appreciation on investments................             475,417                 79,076
                                                                                       ----------------        ---------------
    Net increase in net assets resulting from operations...........................             958,737                 77,019
                                                                                       ----------------        ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................................             (64,103)                  ---
  Net realized gains on investments................................................            (284,851)                  ---
                                                                                       ----------------        ---------------
    Net distributions to shareholders..............................................            (348,954)                  ---
                                                                                       ----------------        ---------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued......................................................           6,205,875              2,589,599
  Reinvested dividends from net investment income and distributions
    from net realized gains on investments.........................................             337,665                   ---
  Cost of shares redeemed..........................................................          (1,929,442)              (225,143)
                                                                                       ----------------        ---------------
    Net increase (decrease) in net assets derived from Fund
      share activities.............................................................           4,614,098              2,364,456
                                                                                       ----------------        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................           5,223,881              2,441,475

NET ASSETS AT THE BEGINNING OF THE PERIOD..........................................           2,441,475                   ---
                                                                                       ----------------        ---------------
NET ASSETS AT THE END OF THE PERIOD................................................    $      7,665,356        $     2,441,475
                                                                                       ================        ===============
UNDISTRIBUTED NET INVESTMENT INCOME................................................    $           ---         $          ---
                                                                                       ================        ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.



              -----------------------------------            ------------------------------------
                           Value Plus                                  U.S. Government
                             Fund                                      Securities Fund
              -----------------------------------            ------------------------------------


                    Year                Year                         Year                Year
                   Ended               Ended                        Ended               Ended
               Dec. 31, 1997       Dec. 31, 1996                Dec. 31, 1997       Dec. 31, 1996
              ---------------     ---------------             ---------------     ---------------

             $    6,504,237       $   1,075,148               $   2,843,458        $   3,631,257
                 23,512,585           3,357,002                    (374,326)              88,090
                 18,312,281           5,791,869                   1,726,965           (3,109,011)
             --------------       -------------               -------------        -------------
                 48,329,103          10,224,019                   4,196,097              610,336
             --------------       -------------               -------------        -------------


                 (6,491,552)         (1,075,148)                 (2,825,690)          (3,631,257)
                (22,973,041)         (3,357,002)                        ---                  ---
             --------------       -------------               -------------        -------------
                (29,464,593)         (4,432,150)                 (2,825,690)          (3,631,257)
             --------------       -------------               -------------        -------------


                369,805,993          54,866,412                  15,023,609            9,208,348

                 27,702,491           4,017,651                   2,054,279            2,603,735
               (146,673,814)        (17,216,440)                (21,599,173)         (23,338,997)
             --------------       -------------               -------------        -------------
                250,834,670          41,667,623                  (4,521,285)         (11,526,914)
             --------------       -------------               -------------        -------------
                269,699,180          47,459,492                  (3,150,878)         (14,547,835)

                 66,582,186          19,122,694                  51,712,963           66,260,798
             --------------       -------------               -------------        -------------
             $  336,281,366       $  66,582,186               $  48,562,085        $  51,712,963
             ==============       =============               =============        =============
             $       12,685       $         ---               $       2,197        $         ---
             ==============       =============               =============        =============


FINANCIAL HIGHLIGHTS

                                                                      Small Cap Contrarian Fund
                                                      ----------------------------------------------------------
                                                                                             April 27, 1995/(1)/
                                                      For the year ended December 31,              through
                                                          1997                1996              Dec. 31, 1995
                                                      ---------------------------------------------------------
Per Share Data
Net asset value, beginning of period............      $     13.40         $     11.79           $   10.00
Income from investment operations:
  Net investment income (loss)..................             0.04                0.02                0.03
  Net realized and unrealized gains
    on investments..............................             1.77                2.20                2.05
                                                      -----------         -----------           ---------
  Total income from investment
    operations..................................             1.81                2.22                2.08
Less distributions from:
  Net investment income.........................            (0.05)              (0.02)              (0.03)
  Net realized gains on investments.............            (2.52)              (0.59)              (0.26)
                                                      -----------         -----------           ---------
    Total distributions.........................            (2.57)              (0.61)              (0.29)
                                                      -----------         -----------           ---------
Net asset value, end of period..................      $     12.64         $     13.40           $   11.79
                                                      ===========         ===========           =========
Total Return/(4)/...............................             13.7%               18.9%               20.8%/(2)/

Ratios and Supplemental Data
  Net assets, end of period
    (in thousands)..............................      $   276,642         $   263,011           $  85,549
  Ratio of operating expenses to average
    net assets..................................             1.30%               1.30%               1.44%/(3)/
  Ratio of interest expense and dividends on
    short positions to average net assets.......             0.05%               0.02%               0.00%/(3)/
  Ratio of net investment income (loss)
    to average net assets.......................             0.24%               0.19%               1.01%/(3)/
  Portfolio turnover rate.......................             103%                 57%                  45%
  Average commission rate per share/(5)/........      $    0.0445         $    0.0464                 N/A

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) The contingent deferred and initial sales charges in effect for the Value Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.

(5) Disclosure of average commission rate per share was not required prior to the year ended December 31, 1996.

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                     Value Fund
--------------------------------------------------------------------------------
                           For the year ended December 31,
    1997                1996           1995            1994              1993
--------------------------------------------------------------------------------


$      31.65        $    27.95     $     22.72     $    23.22         $   20.41

        0.17              0.06            0.13          (0.09)            (0.12)

        7.09              5.78            6.63           0.47              3.95
-------------       -----------    ------------    -----------        ----------

        7.26              5.84            6.76           0.38              3.83

       (0.17)            (0.06)          (0.13)            --                --

       (4.87)            (2.08)          (1.40)         (0.88)            (1.02)
-------------       -----------    ------------    -----------        ----------

       (5.04)            (2.14)          (1.53)         (0.88)            (1.02)
-------------       -----------    ------------    -----------        ----------

$      33.87        $    31.65     $     27.95     $    22.72         $   23.22
=============       ===========    ============    ===========        ==========

        23.2%             21.0%           29.8%           1.7%             18.8%

$  2,126,715        $1,626,760     $ 1,190,926     $  339,364         $ 186,518

        1.12%             1.23%           1.29%          1.39%             1.51%

          --                --              --             --                --

        0.49%             0.22%           0.61%         (0.52)%           (0.71)%
          55%               31%             31%            35%               51%
$     0.0537        $   0.0530             N/A            N/A               N/A


FINANCIAL HIGHLIGHTS


                                                   Mid Cap Value Fund                Large Cap Value Fund
                                           --------------------------------------------------------------------
                                               Year        Oct. 11, 1996/(1)/       Year     Oct. 11, 1996/(1)/
                                               ended            through             ended         through
                                           Dec. 31, 1997     Dec. 31, 1996      Dec. 31, 1997  Dec. 31, 1996
                                           -------------   ------------------   ------------- ----------------

Per Share Data

Net asset value, beginning of period....   $   10.66       $    10.00           $   10.50        $        10.00

Income (loss) from investment operations:

 Net investment income..................        0.05               --                0.11                    --

 Net realized and unrealized gains
  (losses) on investments...............        2.38             0.66                2.28                  0.50
                                           ---------       ----------           ---------        --------------
  Total income (loss) from investment
   operations...........................        2.43             0.66                2.39                  0.50

Less distributions from:

 Net investment income..................       (0.05)              --               (0.11)                   --

 Net realized gains on investments......       (0.26)              --               (0.48)                   --
                                           ---------       ----------           ---------        --------------
  Total distributions...................       (0.31)              --               (0.59)                   --
                                           ---------       ----------           ---------        --------------
Net asset value, end of period..........   $   12.78       $    10.66           $   12.30        $        10.50
                                           =========       ==========           =========        ==============
Total Return/(4)/.......................        22.8%             6.6%/(2)/          22.9%                  5.0%/(2)/

Ratios and Supplemental Data

 Net assets, end of period
  (in thousands)........................   $  36,558       $    6,934           $   7,665        $        2,441

 Ratio of net expenses to average
  net assets............................        1.29%/(6)/       1.94%/(3)/          1.36%/(6)/            2.73%/(3)/

 Ratio of net investment income (loss)
  to average net assets.................        0.54%/(6)/      (0.16)%/(3)/         1.14%/(6)/           (0.25)%/(3)/

 Portfolio turnover rate................          48%               4%                 30%                    1%

 Average commission rate per share/(5)/.   $  0.0678       $   0.0675           $  0.0666        $       0.0668


(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) The contingent deferred sales charge in effect for the Value Plus Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.

(5) Disclosure of average commission rate per share was not required prior to the year ended December 31, 1996.

(6) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the year ended December 31, 1997 would have been 1.32% for the Mid Cap Value Fund and 2.00% for the Large Cap Value Fund and the ratio of net investment income to average net assets would have been 0.51% and 0.50%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                Value Plus Fund
--------------------------------------------------------------------------------
                                                                Oct. 26, 1993(1)
                     For the year ended December 31,                through
  1997            1996            1995            1994           Dec. 31, 1993
--------------------------------------------------------------------------------
$   13.73       $  11.17        $   9.53        $  10.45          $   10.00


     0.48           0.38            0.41            0.41               0.07


     3.66           3.33            1.89           (0.92)              0.45
---------       --------        --------        --------          ---------

     4.14           3.71            2.30           (0.51)              0.52


    (0.48)         (0.38)          (0.41)          (0.41)             (0.07)
    (1.26)         (0.77)          (0.25)             --                 --
---------       --------        --------        --------          ---------
    (1.74)         (1.15)          (0.66)          (0.41)             (0.07)
---------       --------        --------        --------          ---------
$   16.13       $  13.73        $  11.17        $   9.53          $   10.45
=========       ========        ========        ========          =========
     30.6%          33.8%           24.4%           (4.9)%              5.2%(2)



$ 336,281       $ 66,582        $ 19,123        $  9,884          $   5,811


     1.12%          1.45%           1.54%           1.80%              1.30%(3)

     3.32%          3.23%           3.90%           4.39%              6.52%(3)
       74%            73%            150%            127%                 6%
$  0.0657%      $ 0.0573%            N/A%            N/A%               N/A%

FINANCIAL HIGHLIGHTS

                                 U.S. Government Securities Fund
------------------------------------------------------------------------------------------------
                                                         For the year ended December 31,
                                                  1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of year............   $  9.54   $  9.96   $  8.91   $ 10.50   $  9.93
Income (loss) from investment operations:
  Net investment income.......................      0.58      0.59      0.60      0.59      0.56
  Net realized and unrealized gains
    (losses) on investments...................      0.31     (0.42)     1.05     (1.59)     1.18
                                                 -------   -------   -------   -------   -------
    Total income (loss) from investment
      operations..............................      0.89      0.17      1.65     (1.00)     1.74
Less distributions from:
  Net investment income.......................     (0.58)    (0.59)    (0.60)    (0.59)    (0.56)
  Net realized gains on investments...........        --        --        --        --     (0.61)
                                                 -------   -------   -------   -------   -------
    Total distributions.......................     (0.58)    (0.59)    (0.60)    (0.59)    (1.17)
                                                 -------   -------   -------   -------   -------
Net asset value, end of year..................   $  9.85   $  9.54   $  9.96   $  8.91   $ 10.50
                                                 =======   =======   =======   =======   =======
Total Return(1)...............................       9.7%      2.0%     19.0%     (9.6)%    17.8%

Ratios and Supplemental Data
  Net assets, end of year
    (in thousands)............................   $48,562   $51,713   $66,261   $64,807   $66,789
  Ratio of net expenses to average
    net assets(2).............................      0.87%     1.06%     1.07%     1.07%     1.06%
  Ratio of net investment income
    to average net assets(2)..................      6.12%     6.36%     6.31%     6.30%     5.09%
  Portfolio turnover rate.....................       143%       30%       97%       95%      200%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.

(2) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, would have been 1.20%,
     1.21%, 1.22% and 1.21%, respectively, and the ratios of net investment income to average net assets would have been 5.79%, 6.21%, 6.16%, 6.15% and 4.94%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Small Cap Contrarian Fund, Value Fund, Mid Cap Value Fund, Large Cap Value Fund, Value Plus Fund, and U.S. Government Securities Fund (the "Funds"), each of which is a diversified fund, are six of the nine series of funds issued by the Corporation at December 31, 1997.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 1997, the U.S. Government Securities Fund had Federal income tax capital loss carryforwards of $4,940,986 expiring in 2002, $858,458 expiring in 2003, and $358,754 expiring in 2005. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforwards are completely utilized. The Mid Cap Value and Large Cap Value Funds utilized capital loss carryforwards of $3,604 and $1,071, respectively, in 1997.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts at December 31, 1997.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Small Cap Contrarian, Value, Mid Cap Value and Large Cap Value Funds are declared and paid annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends from the U.S. Government Securities Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

          The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (e) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Small Cap Contrarian Fund had the following open short futures contracts at December 31, 1997:

                             Number          Expiration        Unrealized
          Type            of Contracts          Date          Depreciation
          ----            ------------          ----          ------------
          S&P 500            (340)           March 1998       ($3,682,762)

     (f) The Small Cap Contrarian Fund may enter into transactions where it will sell a security short (sell a security which the Fund does not own for delivery at a future date) and subsequently borrow the same security from a broker or other institution to complete the sale. The predominant risk is that the market price may increase between the date of the short sale and the date on which the Fund must replace the borrowed security.

          The Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

          Each Fund maintains a segregated collateral account with its custodian consisting of cash or liquid assets to cover short positions, including short sales in acquiror securities. At December 31, 1997, the Small Cap Contrarian Fund had cash and liquid assets in the amount of $115,994,277 committed as collateral for open short positions. The Fund's receivable from securities sold short and deposits with brokers for securities sold short are with one major securities dealer. The Fund does not require the broker to maintain collateral in support of the receivable from securities sold short.

     (g) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by rule 144 under the Act, or an exemption from the registration requirements of the Act. At December 31, 1997, the Small Cap Contrarian and Value Plus Funds held restricted securities equaling 4.0% and 7.3% of total assets, respectively.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.

          Small Cap Contrarian Fund

                                                                                             Acquisition
          Security                                    Shares        Cost       Fair Value        Date
          --------                                    ------        ----       ----------        ----
          Apex Silver Mines, Ltd.                    187,500     $1,500,000    $1,792,969        8/96
          Convergent Communications,
            Inc. (Units)                             200,000        500,000       500,000        9/97
          Drypers Corp. Com. Stock                   168,882        188,729       898,773        2/96
          Drypers Corp. Conv. Pfd. Stock              18,598      1,859,800    10,154,257        2/96
          Excelsior-Henderson Motorcycle
            Mfg. Co.                                 460,000      1,725,000     1,868,704        8/96

36

Value Plus Fund

                                                                     Acquisition
Security                          Shares     Cost      Fair Value       Date
--------                          ------     ----      ----------       ----
CORE Cap, Inc. Com. Stock         222,222   $4,444,440   $4,444,440     10/97
CORE Cap, Inc. Conv. Pfd. Stock   222,222    5,555,550    5,686,661     10/97
Riviera Tool & Die Company
  Conv. Pfd. Stock                 11,700    1,170,000    2,037,750      9/97

     (h) The Small Cap Contrarian Fund may buy and sell options, including purchasing and writing put and call options and options on futures, based on any type of security, index or currency related to its investments, including options traded on foreign exchanges and options not traded on exchanges. The Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds each may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the year ended December 31, 1997, the Small Cap Contrarian Fund had purchased the following put options:


                                                          # of
                                                        Contracts       Cost
                                                        ---------       ----
Balance at January 1, 1997                                   --              --
Options purchased (S&P 500 Index)                           300      $1,325,660)
Options expired                                              --              --
Options closed (S&P 500 Index)                             (300)     (1,325,660)
                                                        -------      ----------
Balance at December 31, 1997                                 --      $       --
                                                        =======      ==========

For the year ended December 31, 1997, the Small Cap Contrarian Fund had purchased the following call options:


                                                         # of
                                                        Contracts       Cost
                                                        ---------       ----
Balance at January 1, 1997                                   --             --
Options purchased (Iomega Corp. - 10/97)                    500      $  51,015
Options expired (Iomega Corp. - 10/97)                     (500)       (51,015)
Options closed                                               --             --
                                                        -------      ---------
Balance at December 31, 1997                                 --      $      --
                                                        =======      =========


For the year ended December 31, 1997, the Value, Mid Cap Value and Value Plus
Funds had the following transactions in written covered call options:

Value Fund
                                                         # of        Premium
                                                        Contracts    Amount
                                                        ---------    ------

Balance at January 1, 1997                                 500     $ 111,328
Options opened                                              --            --
Options expired (Computer Products, Inc. - Jan/97)        (500)     (111,328)
Options closed                                              --            --
                                                        ------     ---------
Balance at December 31, 1997                                --     $      --
                                                        ======     =========



Mid Cap Value Fund
                                                          # of         Premium
                                                        Contracts      Amount
                                                        ---------      ------
Balance at January 1, 1997                                    --             --
Options opened
  (National Semiconductor Corp. - Nov/97)                    186       $ 49,428
  (Teradyne, Inc. - Oct/97)                                  170         54,739
Options expired
  (Teradyne, Inc. - Oct/97)                                  (85)       (25,244)
Options closed
  (Teradyne, Inc. - Oct/97)                                  (85)       (29,495)
  (National Semiconductor Corp. - Nov/97)                   (186)       (49,428)
                                                              --             --
                                                        --------       --------
Balance at December 31, 1997                                  --       $     --
                                                        ========       ========


Value Plus Fund
                                                         # of          Premium
                                                        Contracts      Amount
                                                        ---------      -------
Balance at January 1, 1997                                    --             --
Options opened
  (Lawyers Title Corporation - Dec/97)                       300       $ 81,847
Options expired
  (Lawyers Title Corporation - Dec/97)                      (300)       (81,847)
Options closed                                                --             --
                                                        --------       --------
Balance at December 31, 1997                                  --       $     --
                                                        ========       ========

     (i) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Firstar Trust Company has made available to the Small Cap Contrarian Fund a $25 million credit facility pursuant to a Credit Agreement ("Agreement") dated September 5, 1997. The Agreement terminates September 4, 1998. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the prime rate or at the LIBOR rate plus 1.25%. Advances are collateralized by securities owned by the Fund and held in its custody account pursuant to a Collateral Pledge Arrangement dated September 5, 1997. During the period September 5, 1997 through December 31, 1997, the Fund had an outstanding average daily balance of $1,058,475. The maximum amount outstanding during the year ended December 31, 1997 was $17.5 million. At December 31, 1997, the Fund had no outstanding principal amounts under the credit facility. Interest expense amounted to $29,490 for the year ended December 31, 1997.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Small Cap Contrarian, Value, Mid Cap Value, and Large Cap Value Funds pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of .70% of the daily net asset value of the Fund; and the U.S. Government Securities Fund pays the Advisor a monthly management fee at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .50% of the next $400 million of net assets, and .40% on net assets in excess of $500 million.

     Effective October 1, 1997, the Advisor has voluntarily committed to waive the entire management and distribution fees and to reimburse all other expenses for the Large Cap Value Fund and to reimburse the Mid Cap Value Fund to the extent that annual total fund operating expenses would exceed 1.25%. The Advisor collected a partial fee for the U.S. Government Securities Fund at the annual rate of .50% of the Fund's average daily net assets for the period from January 1, 1997 though March 30, 1997 and at the annual rate of .25% of the Fund's average daily net assets for the period from March 31, 1997 through December 31, 1997. The Advisor may reinstate all or a portion of the Funds' fees or discontinue reimbursements at any time.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets. Additionally, for the year ended December 31, 1997, the Distributor received for the Value, Value Plus, and U.S.Government Securities Funds $10,491, $285 and $3,268, respectively, from investors for commissions for Fund shares redeemed and for the Small Cap Contrarian, Value, Mid Cap Value, and Value Plus Funds, $48,716, $159,609, $306, and $12,093,
     respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     For the Small Cap Contrarian, Mid Cap Value, Large Cap Value and Value Plus Funds, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1997, were $23,008, $12,321, $12,321 and $8,258, respectively. Reimbursement to the Advisor of these amounts by the Funds will be subject to any expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     During the year ended December 31, 1997, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                           Small Cap                   Mid Cap       Large Cap     Value        U.S. Government
                           Contrarian       Value       Value          Value       Plus           Securities
                              Fund          Fund         Fund          Fund        Fund              Fund
                           ----------       -----      --------      ---------    ---------     ---------------
Cost of purchases           $280,849     $  921,783   $34,753         $5,912      $345,213          $65,177
Proceeds from
  sales                      300,190        889,784    10,512          1,379       122,373           76,336

Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                           Small Cap                   Mid Cap       Large Cap     Value        U.S. Government
                           Contrarian       Value       Value          Value       Plus            Securities
                              Fund          Fund         Fund          Fund        Fund               Fund
                           ----------       -----      --------      ---------    ---------     ---------------
Cost of purchases           $     --     $  125,737   $    --         $   --      $ 10,016          $63,412
Proceeds from
  sales                     $     --         85,184        --         $   --      $ 10,026           58,120

At December 31, 1997, the gross unrealized appreciation and depreciation on securities for tax purposes, excluding securities sold short, was as follows (in thousands):

                           Small Cap                   Mid Cap       Large Cap       Value      U.S. Government
                           Contrarian       Value       Value          Value         Plus         Securities
                              Fund          Fund         Fund          Fund          Fund            Fund
                           ----------       -----      --------      ---------     ---------    ---------------
Appreciation                $ 37,315     $  580,526   $ 5,343         $  822      $ 35,144          $ 1,542
Depreciation                 (27,110)      (153,773)   (1,158)          (268)      (10,030)             (10)
                            --------     ----------   -------         ------      --------          -------
                            $ 10,205     $  426,753   $ 4,185         $  554      $ 25,114          $ 1,532
                            ========     ==========   =======         ======      ========          =======


At December 31, 1997, the cost of securities for federal income tax purposes was as follows (in thousands):

                           Small Cap                   Mid Cap       Large Cap      Value       U.S. Government
                           Contrarian      Value        Value          Value        Plus          Securities
                              Fund          Fund        Fund           Fund         Fund             Fund
                           ----------      -----      --------       ---------    ---------     ---------------
Tax cost basis              $256,777     $1,717,793   $34,172         $7,128      $307,412          $47,130

(7)  Fund Share Transactions

     For the year ended December 31, 1997, Fund share transactions were as follows:

                                                Small Cap                         Mid Cap
                                                Contrarian         Value           Value
                                                   Fund             Fund            Fund
                                                ----------         -----          -------
Shares issued                                    11,427,314       14,506,622       2,574,129
Reinvested dividends from net
  investment income and distributions
  from net realized gains on investments          3,558,914        7,402,442          67,511
Shares redeemed                                 (12,721,002)     (10,516,915)       (430,675)
                                                -----------      -----------    ------------
Net increase in Fund shares                       2,265,226       11,392,149       2,210,965
                                                ===========      ===========    ============

                                                Large Cap         Value         U.S. Government
                                                  Value           Plus             Securities
                                                  Fund            Fund                Fund
                                                ---------         -----         ---------------
Shares issued                                    520,287        23,437,762           1,555,341
Reinvested dividends from net
  investment income and distributions
  from net realized gains on investments          28,315         1,736,643             214,422
Shares redeemed                                 (157,719)       (9,180,571)         (2,258,183)
                                                --------       -----------        ------------
Net increase (decrease) in Fund shares           390,883        15,993,834            (488,420)
                                                ========       ===========        ============

For the year ended December 31, 1996, Fund share transactions were as follows:

                                                Small Cap                         Mid Cap
                                                Contrarian         Value           Value
                                                   Fund             Fund            Fund
                                                ----------         -----          -------
Shares issued                                   18,340,944      15,865,977       662,589
Reinvested dividends from net
  investment income and distributions
  from net realized gains on investments           743,593       2,886,369            --
Shares redeemed                                 (6,717,525)     (9,964,582)      (12,388)
                                                ----------      ----------      --------
Net increase in Fund shares                     12,367,012       8,787,764       650,201
                                                ==========      ==========      ========


                                                Large Cap         Value         U.S. Government
                                                  Value           Plus             Securities
                                                   Fund           Fund                Fund
                                                ---------         -----         ---------------
Shares issued                                    254,625         4,188,644             976,754
Reinvested dividends from net
  investment income and distributions
  from net realized gains on investments              --           299,317             277,541
Shares redeemed                                  (22,206)       (1,349,351)         (2,486,341)
                                                --------        ----------         -----------
Net increase (decrease) in Fund shares           232,419         3,138,610          (1,232,046)
                                                ========        ==========         ===========

(8)  Transactions with Affiliates

     The following companies are affiliated with the Small Cap Contrarian, Value, and Value Plus Funds; that is, the Funds held 5% or more of the outstanding voting securities during the year ended December 31, 1997. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Small Cap Contrarian Fund
                                                  Share                                       Share                       Realized
                                                Balance at                                  Balance at                      Gains
Security Name                                  Jan. 1, 1997     Purchases       Sales      Dec. 31, 1997   Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Advocat, Inc.                                           0         300,000       20,800        279,200     $        0    $   (24,337)
Allou Health & Beauty Care, Inc. (Class A)        505,000          20,000            0        525,000              0              0
American Physicians Services Group, Inc.                0         302,500       95,300        207,200              0       (140,529)
Autonomous Technologies Corporation               500,000          25,000       10,000        515,000              0         25,623
Bio-Vascular, Inc.                                500,000          26,000            0        526,000              0              0
Bitstream, Inc.                                         0         445,300            0        445,300              0              0
BTG, Inc.                                               0         610,000            0        610,000              0              0
Business Resource Group                           313,500         186,500      500,000              0              0       (872,101)
Campbell Resources, Inc.                        6,000,000       4,000,000   10,000,000              0              0     (5,316,357)
Catherines Stores Corporation                     433,000         167,000            0        600,000              0              0
Chico's Fas, Inc.                                 400,000          60,000            0        460,000              0              0
Children's Discovery Centers of America, Inc.     400,000         100,000            0        500,000              0              0
Coastal Physician Group, Inc.                           0       1,500,000            0      1,500,000              0              0
Compression Labs, Inc.                          1,065,600         358,500    1,424,100(1)           0              0       (685,341)
Consep, Inc.                                      335,000         607,500      942,500              0              0     (1,071,765)
Crown Books Corporation                           325,000               0            0        325,000              0              0
Donnelly Corporation                              125,000(2)      175,000            0        300,000         71,786              0
Drypers Corp. 7.5% Sr. Conv. Cum. Pfd.             22,500               0        3,902(3)      18,598         46,316              0
Drypers Corporation Common                              0         397,811(3)   228,929        168,882              0      1,248,895
Dynamic Materials Corporation                     200,000         222,000      200,000        222,000              0      1,921,025
Excelsior-Henderson Motorcycle Mfg. Co.           460,000(4)            0            0        460,000              0              0
Executone Information Systems, Inc.               500,000       2,300,000            0      2,800,000              0              0
Family Steak Houses of Florida, Inc.              700,000               0            0        700,000              0              0
Financial Industries Corporation                  200,000         100,000      300,000              0              0        298,628
Fortress Group, Inc.                                    0         700,000            0        700,000              0              0
Global Motorsport Group, Inc.                           0         400,000            0        400,000              0              0
The GNI Group, Inc.                               600,000               0            0        600,000              0              0
Gothic Energy Corporation                         530,000         170,000      700,000              0              0         27,135
Harding Lawson Associates Group, Inc.             475,000               0            0        475,000              0              0
Harmony Brook, Inc.                               700,000               0            0        700,000              0              0
Help at Home, Inc.                                100,000               0      100,000              0              0       (344,465)
High Plains Corporation                           300,000         700,000            0      1,000,000              0              0
Home Security International, Inc.                       0         317,500            0        317,500              0              0
ICTS International N.V.                           240,000         113,500       28,500        325,000              0       (112,570)
ICU Medical, Inc.                                       0         450,000            0        450,000              0              0
In Home Health, Inc.                              759,000         646,000            0      1,405,000              0              0
Interpore International                           600,000               0      600,000              0              0       (222,770)
Jaco Electronics, Inc.                            343,500          36,500      380,000              0              0       (791,412)
Kentek Information Systems, Inc.                        0         451,800            0        451,800         19,036              0
The Lion Brewery, Inc.                            300,000               0      300,000              0              0       (936,838)
Luminart, Inc.                                  1,000,000               0    1,000,000              0              0       (739,950)
Manchester Equipment Company, Inc.                      0         500,000            0        500,000              0              0
Matrix Pharmaceutical, Inc.                             0       2,100,000            0      2,100,000              0              0
Moore Medical Corporation                         200,000               0            0        200,000              0              0
Motor Club of America                              61,500          84,500            0        146,000              0              0
M-Wave, Inc.                                      264,800          12,200            0        277,000              0              0
New Brunswick Scientific Company                  254,217(5)            0      254,217              0              0        300,231
Norland Medical Systems, Inc.                           0         595,000       55,000        540,000              0        165,983
NTN Canada, Inc.                                  105,000          66,500            0        171,500              0              0
O. I. Corporation                                 275,000          77,000            0        352,000              0              0
Personnel Management, Inc.                        200,000               0            0        200,000              0              0
PIA Merchandising Services, Inc.                  100,000         490,000      590,000              0              0     (1,003,845)
Point West Capital Corporation(6)                 400,000               0            0        400,000              0              0
PolyVision Corporation                            600,000               0            0        600,000              0              0
PremiumWear, Inc.                                       0         200,000            0        200,000              0              0
Programmer's Paradise, Inc.                             0         251,900            0        251,900              0              0
Riveria Tool Company                                    0         156,400            0        156,400              0              0
Safety Components International, Inc.                   0         269,300       41,800        227,500              0        160,357

Small Cap Contrarian Fund [CONT'D]

                               Share                                    Share                     Realized
                             Balance at                               Balance at                    Gains
Security Name               Jan. 1, 1997   Purchases       Sales     Dec. 31, 1997    Dividends    (Losses)
------------------------------------------------------------------------------------------------------------
Serv-Tech, Inc.                 410,000            0      410,000              0      $      0    $    44,398
Speizman Industries, Inc.       290,000            0            0        290,000             0              0
Tipperary Corporation         1,000,000            0       62,100        937,900             0        101,119
UniComp, Inc.                   300,000            0      300,000              0             0      1,060,652
Union Bankshares, Ltd.           57,500            0       17,500         40,000             0        267,436
Vectra Technologies, Inc.       650,000            0            0        650,000             0              0
                                                                                      --------    -----------
                                                                                      $137,138    $(6,640,798)
                                                                                      ========    ===========

(1) Adjusted for acquisition (1 share distributed for every .46 shares of VTEL Corporation received).
(2)  Adjusted for 5 for 4 stock split.
(3) Adjusted for conversion of 3,902 shares of Drypers Corporation 7.5% Sr. Conversion Cum. Pfd. stock into 390,200 shares of Drypers Corporation common stock.
(4)  Adjusted for 2 for 3 stock split.
(5)  Adjusted for 10% stock dividend.
(6)  Name changed from Dignity Partners, Inc.

Value Fund


                                                Share                                         Share                        Realized
                                              Balance at                                    Balance at                      Gains
Security Name                                Jan. 1, 1997       Purchases          Sales   Dec. 31, 1997 Dividends         (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
3-D Geophysical, Inc.                             500,000         315,000              0        815,000   $     0     $         0
ACT Manufacturing, Inc.                                 0         600,000              0        600,000         0               0
ACT Networks, Inc.                                      0         900,000              0        900,000         0               0
Align-Rite International, Inc.                    300,000               0              0        300,000         0               0
Allied Healthcare Products, Inc.                  503,000         272,000              0        775,000         0               0
Allwaste, Inc.                                  3,800,000               0      3,800,000(1)           0         0      10,169,331
The Alpine Group, Inc.                          1,100,000               0        100,000      1,000,000         0         866,187
American Buildings Company                        500,000               0              0        500,000         0               0
American Educational Products, Inc.                81,000(2)            0         81,000              0         0      (1,128,449)
American Oilfield Divers, Inc.                    500,000               0        200,000        300,000         0       2,252,674
Amtech Corporation                                300,000       1,025,000        300,000      1,025,000         0        (843,867)
Amtran, Inc.                                      600,000               0              0        600,000         0               0
Amwest Insurance Group, Inc.                      200,000               0              0        200,000    88,000               0
Applied Films Corporation                               0         190,000              0        190,000         0               0
Arden Industrial Products, Inc.                   650,000               0        650,000              0         0         676,787
Asia Pacific Wire & Cable Corporation Ltd.              0         727,600              0        727,600         0               0
Astec Industries, Inc.                            965,000               0              0        965,000         0               0
Badger Meter, Inc.                                200,000(3)            0              0        200,000   127,590               0
Baldwin Piano & Organ Company                     325,000               0              0        325,000         0               0
Barrett Business Services, Inc.                         0         500,000              0        500,000         0               0
Bonded Motors, Inc.                                     0         200,000              0        200,000         0               0
Buckhead America Corporation                      150,000          25,000              0        175,000         0               0
Business Resource Group                                 0         500,000              0        500,000         0               0
Cameron Ashley Building Products, Inc.            400,000         195,000              0        595,000         0               0
Campbell Resources, Inc.                                0      10,000,000              0     10,000,000         0               0
Caretenders Health Corporation                    308,900               0              0        308,900         0               0
Catalina Lighting, Inc.                                 0         500,000              0        500,000         0               0
Cavell Energy Corporation                               0       1,573,200              0      1,573,200         0               0
Central Sprinkler Corporation                           0         300,000              0        300,000         0               0
CHC Helicopter Corporation (Class A)            1,000,000               0        450,000        550,000    36,653       2,122,313
The Cherry Corporation (Class A)                  850,100               0              0        850,100         0               0
Children's Broadcasting Corporation               410,100         179,900              0        590,000         0               0
Clayton Williams Energy, Inc.                     600,000         100,000        105,000        595,000         0       1,174,120
CMAC Investment Corporation                       600,000               0        600,000              0         0      12,744,585
Coastal Physicians Group, Inc.                  2,000,000               0      2,000,000              0         0     (19,266,910)
Cobra Electronics Corp.                           500,000               0        500,000              0         0       2,671,104
Collaborative Clinical Research, Inc.                   0         600,000              0        600,000         0               0
Collagen Corporation                              419,800         458,700              0        878,500   172,850               0
Comdial Corporation                               650,000               0              0        650,000         0               0
Consep, Inc.                                            0         900,000              0        900,000         0               0
CSP, Inc.                                         280,000               0              0        280,000         0               0
Cyrk International, Inc.                          300,000         710,200         10,200      1,000,000         0         (12,013)
C.P. Clare Corporation                            467,500         190,100        407,600        250,000         0       3,246,149
Dairy Mart Convenience Stores, Inc. (Class A)     450,000               0        305,000        145,000         0         356,666
Dakotah, Inc.                                     300,000               0              0        300,000         0               0
Damark International, Inc. (Class A)              800,000               0              0        800,000         0               0
Datron Systems, Inc.                              233,700          16,300              0        250,000         0               0
Dayton Mining Corporation                               0       2,200,000              0      2,200,000         0               0
Designs, Inc.                                     962,000         138,000              0      1,100,000         0               0
DeVlieg-Bullard, Inc.                             692,500               0        207,500        485,000         0         348,886
Digital Biometrics, Inc.                          885,000               0        885,000              0         0        (788,433)
D&N Financial Corporation                         440,000(4)            0              0        440,000    38,200               0
Duckwall-ALCO Stores, Inc.                        330,000          30,000              0        360,000         0               0
Durakon Industries, Inc.                                0         500,000              0        500,000         0               0
Eaton Vance Corporation                           700,000(5)            0              0        700,000   294,000               0
ECC International Corporation                     600,000         157,600              0        757,600         0               0
Effective Management Systems, Inc.                350,000          25,000              0        375,000         0               0
Eltek, Ltd.                                             0         300,000         38,800        261,200         0        (115,417)

Value Fund [CONT'D]

                                 Share                                                      Share                         Realized
                               Balance at                                                 Balance at                        Gains
Security Name                 Jan. 1, 1997              Purchases           Sales        Dec. 31, 1997   Dividends        (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc.                  581,500                      0          30,000             551,500  $    93,040    $     240,106
ENStar, Inc.                             0                233,333(6)       26,500             206,833            0          126,064
Environmental Technologies
 Corporation                             0                330,800               0             330,800            0                0
Eskimo Pie Corporation             344,000                      0          72,500             271,500       54,300         (389,006)
Evergreen Resources, Inc.          560,000                 15,000          75,000             500,000            0          667,893
EZCorp, Inc. (Class A)             532,300                167,700               0             700,000            0                0
The Female Health Company          585,100                      0         414,100             171,000            0           (3,845)
Fibermark, Inc.                    375,000(7)              20,000               0             395,000            0                0
Filene's Basement Corporation            0              1,200,000               0           1,200,000            0                0
Financial Industries Corporation         0                300,000               0             300,000            0                0
FLIR Systems, Inc.                 354,000                      0         354,000                   0            0        1,181,090
Forest Oil Corporation           1,560,000                      0          60,000           1,500,000            0          407,435
Fortress Group, Inc.               590,000                110,000         700,000                   0        5,250       (1,886,139)
Gehl Company                       401,500                  8,500         117,100             292,900            0        1,646,087
Gibson Greeting, Inc.            1,200,600                      0         500,600             700,000            0        4,816,430
Gish Biomedical, Inc.              275,000                      0               0             275,000            0                0
Grist Mill Company                 350,000                 50,000               0             400,000            0                0
GZA GeoEnvironmental
 Technologies, Inc.                372,700                      0               0             372,700            0                0
Hallwood Consolidated
 Resources Corporation             300,000(8)                   0               0             300,000            0                0
Hanover Foods Corporation
 (Class A)                          50,500                      0               0              50,500       49,503                0
Harmony Brook, Inc.                720,000                      0               0             720,000            0                0
Health Power, Inc.                 275,000                 25,000               0             300,000            0                0
HealthRite, Inc.                   403,000                      0               0             403,000            0                0
Help at Home, Inc.                       0                100,000         100,000                   0            0         (246,387)
HMN Financial, Inc.                250,000                      0               0             250,000            0                0
Home Federal Bancorp               290,250(9)                   0               0             290,250       99,572                0
Home Products
 International, Inc.                     0                317,500               0             317,500            0                0
Hospital Staffing Services, Inc.   625,658(10)                  0               0             625,658            0                0
Howell Corporation                 200,000                100,000               0             300,000       44,808                0
Hyde Athletic Industries,
 Inc. (Class B)                          0                610,000               0             610,000            0                0
ICN Pharmaceuticals, Inc.        3,150,000                      0         450,000           2,700,000      932,225        6,957,016
IEC Electronics Corporation        700,000                      0          50,000             650,000            0          564,429
ImmuLogic Pharmaceutical
 Corporation                             0              2,000,000               0           2,000,000            0                0
Interdigital Communications
 Corp.                           2,990,000              1,975,000         165,000           4,800,000            0         (781,566)
International Aircraft
 Investors                               0                250,000               0             250,000            0                0
International Airline
 Support Group, Inc.                     0                220,000               0             220,000            0                0
Interpore International                  0                600,000               0             600,000            0                0
Iwerks Entertainment, Inc.         856,000                244,000               0           1,100,000            0                0
Jaco Electronics, Inc.                   0                380,000               0             380,000            0                0
Kaye Group, Inc.                   353,600                      0               0             353,600       35,360                0
Kentucky Electric Steel, Inc.      450,000                      0               0             450,000            0                0
LCS Industries, Inc.               312,500                 37,500               0             350,000       50,794                0
The Lion Brewery, Inc.                   0                375,000               0             375,000            0                0
Magal Security Systems, Ltd.             0                600,000               0             600,000            0                0
Marten Transport, Ltd.             212,000                 10,200               0             222,200            0                0
Martin Industries, Inc.            318,300                331,700               0             650,000       74,621                0
Matrix Pharmaceutical, Inc.        750,000              1,250,000       2,000,000                   0            0       (3,820,476)
Maxicare Health Plans, Inc.      1,133,000               600,0000          33,000           1,700,000            0           15,142
Meadowbrook Rehabilitation
  Group, Inc. (Class A)            186,666                      0               0             186,666            0                0
Medical Graphics Corporation       243,700                      0               0             243,700            0                0
Mednet, MPC Corporation          1,200,000                668,400       1,868,400                   0            0       (1,053,433)
Mercury Air Group, Inc.            625,000(11)              8,700               0             633,700       21,929                0
MFRI, Inc.                         300,000                      0               0             300,000            0                0
Midwest Express Holdings, Inc.           0                500,000               0             500,000            0                0
Minntech Corporation               457,500                142,500          86,900             513,100            0         (269,256)
Mizar, Inc.                        144,200                305,800           9,600             440,400            0           (3,372)
Morgan Products, Ltd.              750,000                      0               0             750,000            0                0


Value Fund [CONT'D]

                                          Share                                        Share                             Realized
                                       Balance at                                    Balance at                            Gains
Security Name                         Jan. 1, 1997      Purchases       Sales       Dec. 31, 1997   Dividends            (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
MTL, Inc.                               300,000                 0         109,000        191,000     $     0         $    889,008
MYR Group, Inc.                         500,000(12)             0               0        500,000      65,923                    0
M/A/R/C, Inc.                           375,000(13)             0          75,000        300,000     100,317              744,955
Netframe Systems, Inc.                1,000,000                 0       1,000,000              0           0           (2,804,893)
New Brunswick Scientific Company, Inc.        0           254,215               0        254,215           0                    0
Norstan, Inc.                           552,000                 0               0        552,000           0                    0
North Star Universal, Inc.              700,000                 0         700,000(14)          0           0                    0
Northwest Equity Corporation             90,000                 0          10,000         80,000      48,800               36,496
Norwood Promotional Products, Inc.      150,000           250,000               0        400,000           0                    0
NTN Communications, Inc.              1,100,000         1,100,000       2,200,000              0           0           (5,321,456)
Nu Horizons Electronics Corporation     250,000           350,000               0        600,000           0                    0
Nu-Kote Holding, Inc. (Class A)               0         1,100,000               0      1,100,000           0                    0
Old America Stores, Inc.                345,800           104,200         450,000              0           0           (2,321,948)
Oneita Industries, Inc.                 600,000                 0         600,000              0           0           (3,463,797)
Osmonics, Inc.                                0           734,600               0        734,600           0                    0
Outlook Group Corporation               457,500                 0               0        457,500           0                    0
Patrick Industries, Inc.                312,000                 0               0        312,000      37,440                    0
Petsec Energy, Ltd. (ADR)                     0         1,175,000               0      1,175,000           0                    0
Peoples Telephone Company, Inc.       1,396,000           204,000               0      1,600,000           0                    0
PIA Merchandising Services, Inc.              0           500,000               0        500,000           0                    0
Pinnacle Bancorp                         67,800                 0          67,800              0           0              160,000
Pioneer Financial Services, Inc.        600,000                 0         600,000              0           0            6,014,050
PolyMedica Corporation                  550,000                 0         375,800        174,200           0            3,044,031
Powell Industries, Inc.                 600,000                 0               0        600,000           0                    0
Presidential Life Corporation         1,700,000                 0         300,000      1,400,000     322,670            2,201,284
Professionals Insurance Co.
  Mgt. Group                            220,000                 0               0        220,000           0                    0
Prosource, Inc.                               0           300,000               0        300,000           0                    0
Quad Systems Corporation                      0           400,000               0        400,000           0                    0
Quixote Corporation                     562,000            23,500               0        585,500     147,875                    0
Ramsay Health Care, Inc.                603,333(15)             0               0        603,333           0                    0
Rehabilicare, Inc.                      400,000                 0          87,900        312,100           0              146,920
Remington Oil & Gas Corporation(16)     800,000           760,000               0      1,560,000           0                    0
Republic Automotive Parts Inc.                0           195,000               0        195,000           0                    0
Rexworks, Inc.                          185,500                 0         185,500              0           0               81,894
Rhodes, Inc.                            651,800                 0         651,800(17)          0           0                    0
Right Management Consultants, Inc.            0           500,000               0        500,000           0                    0
RightCHOICE Mngd Care, Inc. (Cl. A)   1,000,000             2,500               0      1,002,500           0                    0
The Rottlund Company, Inc.              316,000           184,000               0        500,000           0                    0
Roy F. Weston, Inc. (Class A)           550,000           175,000               0        725,000           0                    0
Sanfilippo John B. & Son, Inc.                0           292,500               0        292,500           0                    0
Schult Homes Corporation                400,000(18)             0          40,000        360,000      72,348              335,709
Star Multi Care Services, Inc.          224,493             5,600               0        230,093           0                    0
Starcraft Corporation                   400,000                 0               0        400,000           0                    0
Steel of West Virginia, Inc.            590,000                 0         390,000        200,000           0            1,482,877
Sterling Financial Corporation          275,000                 0               0        275,000           0                    0
Stokely USA, Inc.                       640,000                 0         640,000              0           0           (2,266,680)
Strattec Security Corporation           500,000                 0               0        500,000           0                    0
St. Mary Land & Exploration Company     460,000           110,000         570,000              0      65,750           11,003,250
Strouds, Inc.                                 0           485,000               0        485,000           0                    0
Sullivan Dental Products, Inc.          540,000                 0         540,000              0      77,000            8,963,316
Sunrise International Leasing Corp.     400,000           230,000               0        630,000           0                    0
Technology Research Corporation         500,000                 0               0        500,000      60,000                    0
Teltrend, Inc.                                0           500,000               0        500,000           0                    0
Tesoro Petroleum Corporation          1,400,000           100,000         100,000      1,400,000           0              448,127
Thorn Apple Valley, Inc.                421,000            15,000               0        436,000           0                    0
Timber Lodge Steakhouse, Inc.           300,000                 0               0        300,000           0                    0
Todhunter International, Inc.           490,000                 0               0        490,000           0                    0
Total-Tel USA Communications, Inc.      289,000                 0          39,000        250,000           0              733,649

Value Fund [CONT'D]

                                          Share                                    Share                       Realized
                                     Balance at                               Balance at                         Gains
Security Name                      Jan. 1, 1997    Purchases       Sales   Dec. 31, 1997       Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------
Trak Auto Corporation                   366,500            0           0         366,500       $       0    $          0
Transitional Hospitals Corporation    2,413,500            0   2,413,500               0               0      16,953,932
Transworld Bancorp                      176,775            0     176,775               0               0       2,279,623
Trimark Holdings, Inc.                  400,000            0           0         400,000               0               0
UNC, Inc.                             1,100,000            0   1,100,000               0               0      10,006,503
United Federal Savings Bank             129,200       14,500           0         143,700          32,976               0
URS Corporation                         860,000            0     118,300         741,700               0         433,009
U.S. Global Investors, Inc. (Cl. A)           0      502,000           0         502,000               0               0
VECTRA Technologies, Inc.               723,500            0           0         723,500               0               0
Vicorp Restaurants, Inc.                222,600      277,400           0         500,000               0               0
Westbridge Capital Corporation          500,000      200,000     700,000               0               0      (2,002,508)
World of Science, Inc.                        0      470,000           0         470,000               0               0
Zindart Limited (ADR)                         0      220,000           0         220,000               0               0
                                                                                              ----------    ------------
                                                                                              $3,249,794     $70,419,276
                                                                                              ==========    ============

(1) Adjusted for acquisition (1 share distributed for every .611 shares of Phillips Services Corporation received).
(2)  Adjusted for 1 for 5 stock split.
(3)  Adjusted for 2 for 1 stock split.
(4)  Adjusted for 10% stock dividend.
(5)  Adjusted for 2 for 1 stock split.
(6) Adjusted for reorganization (1 share received for every 3 shares of North Star Universal, Inc. held).
(7) Adjusted for 3 for 2 stock split; name changed from Specialty Paperboard, Inc.
(8)  Adjusted for 3 for 1 stock split.
(9)  Adjusted for 3 for 2 stock split.
(10) Adjusted for shares received due to class-action litigation.
(11) Adjusted for 25% stock dividend.
(12) Adjusted for 5 for 3 stock split.
(13) Adjusted for 3 for 2 stock split.
(14) Adjusted for reorganization (3 shares distributed for every 1 share of ENStar, Inc. received).
(15) Adjusted for merger (1 share received for every 3 shares of Ramsey Managed Care, Inc. held).
(16) Name changed from Box Energy Corporation (Class B).
(17) Adjusted for acquisition (2 shares distributed for every 1 share of Heilig-Meyers Company received).
(18) Adjusted for 20% stock dividend.




Value Plus Fund

                                 Share                               Share                        Realized
                               Balance at                          Balance at                       Gains
Security Name                 Jan. 1, 1997    Purchases   Sales   Dec. 31, 1997  Dividends        (Losses)
------------------------------------------------------------------------------------------------------------
Akita Drilling, Ltd. (Class A)           0      500,000        0       500,000     $26,926         $      0
Decorator Industries, Inc.         135,250(1)   114,750        0       250,000      44,359                0
                                                                                   -------        ---------
                                                                                   $71,285         $      0
                                                                                   =======        =========

(1)  Adjusted for 5 for 4 stock split.

(9)  Federal Income Tax Information (Unaudited)

     In early 1998, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1997. The Funds hereby designate the following amounts as long-term capital gain distributions.




                        Small Cap                                  Mid Cap           Large Cap         Value       U.S. Government
                       Contrarian              Value                Value              Value            Plus          Securities
                          Fund                 Fund                 Fund               Fund             Fund             Fund
                     -------------       ---------------     ---------------     --------------   ------------   -----------------
     Capital Gains
       Taxed at 20%   $ 17,733,406        $   99,831,315      $           ---    $            ---  $   3,817,185    $           ---
     Capital Gains
       Taxed at 28%      8,788,433            93,923,201                  ---              18,209      1,431,622                ---
                      ------------        --------------      ----------------   ----------------  -------------    ----------------
     Total Long-term
       Capital Gains  $ 26,521,839        $  193,754,516      $           ---    $         18,209  $   5,248,807    $           ---
                      ============        ==============      ================   ================  =============    ================

     For the Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended December 31, 1997, was 2.21%, 9.79%, 30.19%, 16.92% and 12.20%,
     respectively.

                     END OF NOTES TO FINANCIAL STATEMENTS


Effective March 26, 1997, Arthur Andersen LLP was dismissed as the Corporation's independent accountants. For the periods ended December 31, 1993 through December 31, 1996, Arthur Andersen LLP expressed an unqualified opinion on the Corporation's financial statements. There were no disagreements between the Corporation's management and Arthur Andersen LLP prior to their dismissal. The Board of Directors approved the dismissal of Arthur Andersen LLP and the appointment of Price Waterhouse LLP as the Corporation's independent accountants.

                         The Heartland Family of Funds

                           Small Cap Contrarian Fund
                       (closed to new investors 11/1/97)


                                  Value Fund
                       (closed to new investors 7/1/95)

                              Mid Cap Value Fund


                             Large Cap Value Fund


                                Value Plus Fund


                        U.S. Government Securities Fund


                            Wisconsin Tax Free Fund


                           Short Duration High-Yield
                                Municipal Fund


                        High-Yield Municipal Bond Fund


                           Firstar Money Market Fund



                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR


                                1-800-432-7856


These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds are included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.

                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR


                                  Value Report


                                December 31, 1997


                            Notes on value investing

                         for investors in the Heartland

                                 Municipal Funds


                                  Annual Report
                                 to Shareholders

VALUE REPORT


Dear Tax-Free Investor

January 2, 1998 marked the first anniversary of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds. We believe both Funds achieved their stated investment objectives--providing a high level of federally tax-exempt income.* For the 30 days ending December 31, 1997, the Short Duration High-Yield Municipal Fund had an SEC yield of 5.6% and the High-Yield Municipal Bond Fund had an SEC yield of 6.3%.* Short Duration also displayed limited price volatility--another important objective specific to the Fund.

With interest rates declining along the yield curve, bonds performed better in 1997 than in recent years. In addition, stock market volatility in the fourth quarter prompted many investors to seek relative safety in the bond market, sending prices higher and yields lower. We don't know if investors' recent infatuation with bonds will develop into a more serious romance, but we believe the fundamental outlook for bonds is very positive at this time. If stocks get hit hard in 1998 and more investors gravitate to bonds, it should have a favorable impact on bond pricing.

Regardless of what the stock market does in 1998 and beyond, we believe prudent investors should have a balanced investment diet with meat (stocks), vegetables (bonds) and a side of cash. Until quite recently, the majority of investors have been gorging on stocks and pushing bonds to the side of the plate. This rich diet could cause a touch of indigestion in the year ahead. Echoing parents everywhere, we urge investors to Eat Your Vegetables!

As of the end of 1997, the Short Duration High-Yield Municipal Fund had 60% of net assets in non-rated securities. High-Yield Municipal Bond had 90% in non-rated bonds. To clear up any misunderstandings investors may have about non-rated bonds, we want to emphasize that the lack of a rating from the major credit rating agencies does not necessarily reflect inferior credit quality. Smaller issues are often non-rated simply because of the costs associated with receiving a rating. In evaluating non-rated bonds, we do our own intensive credit analysis and internally assign a rating that we believe accurately reflects credit quality. Most individual investors don't have the talent or time to do this and prefer relying on the major credit rating agencies. This is one of the reasons non-rated bonds generally offer a yield advantage over comparable credit quality rated bonds.

As many of our shareholders may be aware, for certain investors, a portion of the Funds' income may be subject to the alternative minimum tax. We are very sensitive to this issue and have made substantial progress in reducing the number of securities in the portfolio providing income subject to such taxation.*

In closing, we are gratified by the Funds' success in their first year of operations and look forward to continuing to serve our shareholders.

         Sincerely,



         Thomas J. Conlin, CFA
         Greg D. Winston, CFA
         Portfolio Co-Managers

                                                                    VALUE REPORT

INVESTMENT PERFORMANCE


Heartland Short Duration High-Yield Municipal Fund

    5.6%                        9.2%                         7.4%

   December            Equivalent taxable yield   Cumulative total return from
    yield*              at a 39.6% federal rate      1/2/97 through 12/31/97


Federal tax brackets      28.0%        31.0%        36.0%        39.6%


TAX-FREE YIELD                        EQUIVALENT TAXABLE YIELDS

5.6% (December yield*)     7.7%         8.1%         8.7%         9.2%


Heartland High-Yield Municipal Bond Fund

    6.3%                        10.5%                       11.7%

   December            Equivalent taxable yield   Cumulative total return from
    yield*              at a 39.6% federal rate      1/2/97 through 12/31/97


Federal tax brackets      28.0%        31.0%        36.0%        39.6%

TAX-FREE YIELD                        EQUIVALENT TAXABLE YIELDS

6.3% (December yield*)     8.8%         9.2%         9.9%        10.5%


These charts are for illustrative purposes only. Monthly yields will fluctuate.

* SEC annualized yield for the 30 days ending 12/31/97. The performance data quoted reflects fee waivers in effect during the period. Without fee waivers, the SEC yields would have been 4.7% and 5.2%, respectively, and total return would be lower. Performance is historical. Investment returns and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. For certain investors, a portion of the Funds' income may be subject to the Alternative Minimum Tax.

VALUE REPORT


  Heartland Short Duration High-Yield Municipal Fund



                          [Photo of Greg D. Winston]



                              Greg D. Winston, CFA
                              Portfolio Co-Manager


                          [Photo of Thomas J. Conlin]


                             Thomas J. Conlin, CFA
                             Portfolio Co-Manager



"We believe the Fund's focus on essential service issues helped provide high yields while lowering credit risk."



In fourth quarter 1997, the Fund returned 1.8% compared to the Lehman Brothers Municipal 1-3 Year Non-Investment Grade Bond Index's 1.4% advance. Since inception on January 2, 1997, the Fund returned 7.4% compared to a 1997 return of 7.1% for the Index. For more information on the Fund, please see the Fund Fact Sheet on page 6.

Before reviewing Short Duration High-Yield's first year of operations, we wanted to comment briefly on the differences between the Fund and its benchmark index. The Fund generally holds some cash for liquidity purposes whereas the Index is always fully invested. At year-end 1997, the Fund had an average portfolio credit rating of BBB (with 60% in non-rated securities with equivalent credit ratings assigned by Heartland Advisors). This is somewhat higher than the Index's maximum credit quality of Ba1. Higher credit quality generally translates into lower yield. The portfolio may have a longer average maturity than the Index, giving it a modest yield advantage. All things considered, we believe these differences will always make our benchmark index a particularly challenging target.

We believe the Fund's focus on essential service securities (issuers providing a vital service to a large segment of the public) helped provide high yields while lowering credit risk. We have included an example of the kind of essential service bond we favor below. At year-end 1997, hospital, retirement community and nursing home issues composed nearly 50% of Fund net assets. Electric utilities, resource recovery and essential service industrial revenue bonds represented almost 25% and multi-family housing another 15% of Fund net assets.

In the latter part of the year, a few shareholders called to ask why the Fund's net asset value remained largely unchanged while other bond fund NAVs were rising as interest rates declined. Low price volatility is part of

                                                                    VALUE REPORT



our objective. This is a short duration portfolio and therefore, less sensitive to interest rate swings than a longer term bond fund. Also, the smaller non-rated issues we favor are generally less interest rate sensitive than larger, more widely traded issues.

Quality Care

As the name implies, the Alzheimer's Resource Center of Connecticut, a 120-bed facility located 15 miles southeast of Hartford, is a nursing home specifically for patients suffering from Alzheimer's Disease. At year-end 1997, the Center had a 100% occupancy rate and a lengthy waiting list. This unique facility was financed by the Connecticut Development Authority. The bonds are secured by a first lien on the net revenues of the facility and by a first mortgage lien on all property. Additional security is provided by a debt service reserve fund that was fully funded on June 30, 1997. As of that same date, the bonds had debt service coverage of 1.2x. The Center is managed by C.A. Moffie, Inc., a firm with a long and distinguished track record in the long-term care industry. At year-end 1997, the Connecticut Development Authority bonds for the Alzheimer's Resource Center of Connecticut produced an attractive yield for a short duration security that we have assigned a BB+ equivalent credit rating.



      [line chart illustrating performance of an assumed investment of $10,000 in the Heartland Short Duration High-Yield Fund and the Lehman 1-3yr Non Inv. Municipal Index beginning on January 2, 1997 as follows:

                Heartland Short Duration    Lehman 1-3yr
                   High-Yield Fund       Non Inv. Municipal
      01/02/97         $10,000               $10,000
      03/31/97          10,138                10,160
      06/30/97          10,349                10,341
      09/30/97          10,554                10,560
      12/31/97          10,744                10,709

      Legend in graph states that Past Performance is not predictive of future results.

      A box below the graph states Cumulative Total Return as of 12/31/97 as follows:
      since inception (1/2/97) 7.4%]


As of 12/31/97, the Fund's Connecticut State Development Authority bonds--6.875% due 8/15/04 and 7.125% due 8/15/14--were respectively valued at $1,714,000 and $4,989,219, representing 1.4% and 4.1%, respectively, of the Fund's net assets.

VALUE REPORT


        Heartland High-Yield Municipal Bond Fund



                                   [Photo of
                                Greg D. Winston]


                             Greg D. Winston, CFA
                             Portfolio Co-Manager


                                   [Photo of
                               Thomas J. Conlin]


                             Thomas J. Conlin, CFA
                             Portfolio Co-Manager



"Contrary to the conventional wisdom, the municipal bond market is very inefficient. Dedicated research can uncover truly special situations."


In fourth quarter 1997, the Fund returned 3.6% compared to the Lehman Brothers Municipal Non-Investment Grade Bond Index's 3.3% gain. Since inception on January 2, 1997, the Fund returned 11.7% versus the benchmark index's 1997 10.9% advance. For more information on the Fund, please see the Fund Fact Sheet on page 7.

We are pleased to have materially exceeded our benchmark index in the Fund's first year of operations. We did not accomplish this by making any aggressive interest rate bets. The Fund's average duration was within a relatively tight range and finished 1997 at 5.2. We did it by bottoms-up "bond picking". Contrary to the conventional wisdom, we believe the municipal bond market is very inefficient. Dedicated research can uncover truly special situations, particularly in small, less-widely followed non-rated issues. We look at a lot of these smaller non-rated deals and work extremely hard in our credit analysis to try to identify solid credits with attractive yields.

As advertised, we have also focused on essential service issuers in regional and local areas where the demographics should support these services' continued importance. We have included an example of the kind of essential service bond we favor below. At the close of the year, nearly 55% of the portfolio's net assets was in hospital, retirement facility and nursing home credits, another 32% was in multi-family housing, water and sewer, and resource recovery issues. We believe our essential service investment themes--the aging of America, the rebuilding of infrastructure, low cost housing development and resource recovery--will continue to lead us to attractive, high-yield investment opportunities.

Mercy, Mercy Me

Mitchell County Regional Health Center (MCRHC) is a full-service hospital with related outpatient healthcare

                                                                    VALUE REPORT



services located in Mitchell County, Iowa. Mitchell County, Iowa issued a series of revenue bonds to fund the renovation of MCRHC's hospital and the construction of new obstetrics and surgical wings and a medical clinic. The Fund owns $250,000 of the MCRHC 6.35%s due 12/01/14 and $1 million of MCRHC 6.5%s due 12/01/19. Interest and principal payments are secured by the pledge of revenues from the hospital.

MCRHC is the only hospital in Mitchell County. Since becoming affiliated with North Iowa Mercy Health Center in Mason City, Iowa in 1994, management's cost cutting and other initiatives have led to a notable improvement of the Hospital's financial position. In our opinion, MCRHC is in good shape financially with no other outstanding debt aside from the $4 million issued. The hospital and its affiliates have a $1.7 million equity interest in the renovation/construction project and have established a $180,000 debt service reserve. When the project is completed, we estimate debt coverage will be in excess of 2x. While the project is subject to risk, including construction risk and leverage, we believe this is a solid credit (we have assigned the bonds a BBB equivalent rating) and a good example of identifying value in a small, non-rated essential service issue.

     [line chart illustrating performance of an assumed investment of $10,000 in the Heartland High-Yield Municipal Bond and the Lehman Non Inv. Municipal Index beginning on January 2, 1997 as follows:

                Heartland High-Yield     Lehman Non
                  Municipal Bond       Inv. Municipal
      01/02/97       $10,000             $10,000
      03/31/97        10,167              10,083
      06/30/97        10,482              10,373
      09/30/97        10,778              10,737
      12/31/97        11,167              11,094

      Legend in graph states that Past Performance is not predictive of future results.

      A box below the graph states Cumulative Total Return as of 12/31/97 as follows:
      since inception (1/2/97) 11.7%]

As of 12/31/97, the Fund's Mitchell County, Iowa Hospital Revenue bonds--6.35% due 12/01/14 and 6.5% due 12/01/19--were valued at $250,625 and $1,002,500, respectively, representing 0.8% and 3.3%, respectively, of the Fund's net assets.

VALUE REPORT


Heartland Short Duration High-Yield Municipal Fund



This Fund seeks a high level of federally tax-exempt current income with a low degree of share-price fluctuation. It invests chiefly in short and intermediate term municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

CUMULATIVE TOTAL RETURNS

                                                     Since inception 1/2/97

    Heartland Short Duration
    High-Yield Municipal Fund                                  7.4%

    Lehman Brothers Municipal
    1-3 Year Non-Investment Grade Bond Index                   7.1


Lehman Brothers Municipal 1-3 Year Non-Investment Grade Bond Index includes issues which have a maximum credit rating of Ba1, were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of 1 to 3 years, and have been issued after December 31, 1990.

FUND FACTS

Sales commission........................... None
Share price.............................. $10.15
Weighted average duration............... 1.1 yrs.
Net assets........................... $120.9 mil.
Number of holdings........................... 84
Inception................................ 1/2/97


                                                                                                % OF
TOP 5 HOLDINGS                                          COUPON    MATURITY       CALL        NET ASSETS
Union County, NJ Utilities Authority.................... 7.2%      6/2014        6/2002          5.0%
Philadelphia, PA Hospitals & Higher Education........... 7.25      7/2018        7/2002          4.8
Independence, MO Tax Increment Revenue.................. 8.75      4/2015        4/2004          4.7
Connecticut State Development Authority................. 7.125     8/2014        8/2004          4.1
South Amboy, NJ Housing Authority....................... 6.0       8/1999        7/1998          2.9

PORTFOLIO COMPOSITION




         [graphic - A pie chart displays categories of the Heartland Short Duration High-Yield Municipal Fund's portfolio as of 12/31/97:
         Retirement at 17.8%; Hospital at 16.1%; Multifamily at 15.4%; Nursing at 11.8%; Other at 38.9%. Other is further broken down as follows: IDR at 9.9%; Resource recovery at 8.9%; GO at 5.3%; Other at 4.7%; Electric/PCR at 3.1%; Cash & equivalents at 2.8%; Prerefunded at 1.5%; Single family at 1.2%; Airport at 0.6%; Lease at 0.5%; Mental at 0.4%.]

                                                                    VALUE REPORT

Heartland High-Yield Municipal Bond Fund



This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests chiefly in medium and lower quality municipal obligations. While the duration of its portfolio is unrestricted, the Fund expects to maintain an average duration of over five years.

CUMULATIVE TOTAL RETURNS

                                                 Since inception 1/2/97

 Heartland High-Yield
 Municipal Fund                                           11.7%


 Lehman Brothers Municipal
 Non-Investment Grade Bond Index                          10.9


Lehman Brothers Municipal Non-Investment Grade Bond Index includes issues which have a maximum credit rating of Ba1, were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and have been issued after December 31, 1990.

FUND FACTS

Sales commission....................... None
Share price.......................... $10.45
Weighted average duration........... 5.2 yrs.
Net assets........................ $30.6 mil.
Number of holdings....................... 29
Inception............................ 1/2/97


                                                                                % OF
TOP 5 HOLDINGS                                     COUPON  MATURITY    CALL   NET ASSETS
Vance, AL Governmental Utility Services Corp....... 7.5%   10/2018   10/2007     6.7%
Mexico Beach, FL Public Service Facilities......... 8.0    12/2027   12/2002     6.6
Tulsa County, OK Industrial Authority.............. 7.5    12/2027   12/2005     6.5
Gallatin, MO Certificates of Participation......... 7.375   1/2028   07/2007     6.1
Worth, IL Nursing Home Revenue..................... 7.25   12/2027   12/2002     5.6

PORTFOLIO COMPOSITION




         [graphic - A pie chart displays categories of the Heartland High-Yield Municipal Bond Fund's portfolio as of 12/31/97: Retirement at 19.5%; Hospital at 19.3%; Multifamily at 16.4%; Nursing at 16.2%; Other at 28.6%. Other is further broken down as follows: Resource recovery at 9.0%; Water & sewer at 6.7%; Lease at 6.1%; Single family at 4.6%; Other at 3.2%; Cash & equivalents at (1.0%)]

                                  HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                     SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT     LONG-TERM INVESTMENTS - 97.2%                                COUPON      MATURITY         VALUE
------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 97.2%

             ARIZONA - 0.9%
$ 1,000,000  Scottsdale, Arizona Industrial Development Authority -
              Westminster Village (Callable 12/01/1999)...............    5.500%      06/01/2017     $ 1,048,750

             ARKANSAS - 0.9%
  1,000,000  Arkansas Development Finance Authority -
              Single Family Mortgage (Callable 10/01/2007)............    6.500       02/01/2011       1,087,500

             CALIFORNIA - 2.9%
  3,200,000  Sacramento, California Cogeneration Authority -
              Procter & Gamble Project (Callable 07/01/2005)..........    6.500       07/01/2021       3,488,000

             COLORADO - 2.0%
    555,000  Denver, Colorado City & County Airport
              (Callable 11/15/2000) (a)...............................    8.500       11/15/2023         623,681
    105,000  Denver, Colorado City & County Airport
              (Callable 11/15/2000)...................................    8.000       11/15/2025         116,682
  1,500,000  Mesa County, Colorado Industrial Development Revenue -
              Joy Technologies, Inc. (Callable 03/15/2002)............    8.500       09/15/2006       1,708,125
                                                                                                      -----------
                                                                                                       2,448,488

             CONNECTICUT - 5.5%
  1,600,000  Connecticut State Development Authority -
              Alzheimers Resource Center..............................    6.875       08/15/2004       1,714,000
  4,625,000  Connecticut State Development Authority -
              Alzheimers Resource Center (Callable 08/15/2004)........    7.125       08/15/2014       4,989,219
                                                                                                      -----------
                                                                                                       6,703,219

             FLORIDA - 3.7%
  1,000,000  Broward County, Florida Resource Recovery -Broward
              Waste Energy - LP North (Callable 12/01/1999)...........    7.950       12/01/2008       1,088,750
    300,000  Homestead, Florida Industrial Development Revenue -
              Community Rehab. Providers (Callable 11/01/2003)........    7.950       11/01/2018         324,000
  1,260,000  Lee County, Florida Industrial Development Authority -
              Cypress Cove at Healthpark, Florida, Inc. Project
              (Callable 10/01/2002)...................................    5.625       10/01/2026       1,272,600
    890,000  Lee County, Florida Industrial Development Authority -
              Cypress Cove at Healthpark, Florida, Inc. Project.......    5.600       10/01/2004         901,125
    585,000  Lee County, Florida Industrial Development Authority -
              Cypress Cove at Healthpark, Florida, Inc. Project.......    5.700       10/01/2005         593,044
    250,000  St. Petersburg, Florida Housing Authority -
              Rogall Congregate-Section 8/Elderly.....................    7.500       12/01/2006         266,875
                                                                                                      -----------
                                                                                                       4,446,394

             GEORGIA - 3.6%
  2,000,000  Athens-Clarke County, Georgia Residential Care - Wesley
              Woods of Athens, Inc. Project (Callable 10/01/2000).....    5.300       10/01/2001       2,017,500
  2,000,000  Clayton County, Georgia Development Authority -  Outboard
              Marine Corporation (Callable 04/01/1998)................    6.000       10/01/2002       2,032,500
    350,000  Georgia Residential Finance Authority - Home
              Ownership Mortgage (Callable 12/01/2001)................    7.200       12/01/2011         374,500
                                                                                                      -----------
                                                                                                       4,424,500

             IDAHO - 1.6%
  1,880,000  Idaho Health Facilities Authority - Bonner General
              Hospital................................................    5.700       10/01/2004       1,917,600

             ILLINOIS - 5.1%
    125,000  Carol Stream, Illinois First Mortgage Revenue -
             Windsor Park Manor.......................................    5.750       12/01/1999         126,406
    250,000  Carol Stream, Illinois First Mortgage Revenue -
             Windsor Park Manor.......................................    6.000       12/01/2000         254,375

8

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT      LONG-TERM INVESTMENTS - 97.2% [CONT'D]                    COUPON        MATURITY          VALUE
-----------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 97.2% [CONT'D]

              ILLINOIS - 5.1% [CONT'D]
$ 3,000,000   Robbins, Illinois Resource Recovery Revenue - Robbins
               Resource Recovery Partners (Callable 10/15/2006)...      8.375%        10/15/2016     $ 3,120,000
  2,660,000   Worth, Illinois Nursing Home Revenue - Belhaven
               Convalescent Center (Callable 12/15/2002)..........      6.200         12/15/2007       2,666,650
                                                                                                     --------------
                                                                                                       6,167,431

              INDIANA - 4.3%
  2,000,000   Beech Grove, Indiana Economic Development Multifamily
               Housing - McGregor Woods Apts. (Callable 06/01/1998)     5.000         06/01/2037       2,007,920
  2,095,000   Elkhart, Indiana Economic Development Multifamily
               Mortgage - Prairie Village Apts. (Callable 07/01/1999)   5.125         07/01/2037       2,096,299
    300,000   Elkhart, Indiana Economic Development Multifamily
               Mortgage - Prairie Village Apts. (Callable 07/01/1999)   5.125         07/01/2012         300,186
    650,000   Greensburg, Indiana Economic Development Revenue -
               Prairie Village Apts. (Callable 12/01/2004)........      7.250         06/01/2011         744,250
                                                                                                     --------------
                                                                                                       5,148,655

              LOUISIANA - 1.9%
  2,040,000   Louisiana Public Facilities Authority - Beverly
               Enterprises, Incorporated (Callable 09/01/2002).....     8.250         09/01/2008       2,251,650

              MARYLAND - 1.2%
  1,500,000   Frederick County, Maryland Retirement Community -
               Buckingham's Office (Callable 01/01/2003)...........     5.250         01/01/2027       1,500,000

              MASSACHUSETTS - 2.5%
    720,000   Lawrence, Massachusetts General Obligation...........     9.750         03/15/2004         909,900
  1,260,000   Massachusetts Industrial Finance Agency -
               Reeds Landing Project (Callable 10/01/1999).........     7.750         10/01/2000       1,291,058
    410,000   Massachusetts Industrial Finance Agency - SEMASS Project
              (Callable 07/01/2001)................................     9.000         07/01/2015         466,888
    370,000   Springfield, Massachusetts Housing Authority -
               Citywide Apartment Project (Callable 05/01/2000)....     9.500         11/01/2005         406,538
                                                                                                     --------------
                                                                                                       3,074,384

              MICHIGAN - 1.3%
  1,455,000   Midland County, Michigan Economic Development Corp...
               Pollution Control Revenue - Midland Cogeneration
              (Callable 06/15/2000)................................     9.500         07/23/2009       1,618,688

              MINNESOTA - 1.0%
  1,170,000   St. Paul, Minnesota Housing & Redevelopment Authority -
               Healtheast Project..................................     4.600         11/01/2000       1,171,463

              MISSOURI - 5.5%
    630,000   Gallatin, Missouri Certificates of Participation
               Electric Distribution System (Callable 07/01/2007)..     7.125         01/01/2014         637,088
  5,000,000   Independence, Missouri Tax Increment Revenue -
               Homart Development Co. (Callable 04/01/2004)........     8.750         04/01/2015       5,700,000
    290,000   Liberty, Missouri Industrial Development Authority -
               Kmart Corporation...................................     6.800         11/01/2004         311,750
                                                                                                     --------------
                                                                                                       6,648,838

              MONTANA - 2.9%
  3,220,000   Montana State Board of Housing - Single Family Mortgage
              (Callable 12/01/2004)................................     6.300         06/01/2008       3,489,675

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT     LONG-TERM INVESTMENTS - 97.2% [CONT'D]                             COUPON              MATURITY              VALUE
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 97.2% [CONT'D]

             NEW HAMPSHIRE - 2.2%
$  600,000   New Hampshire Industrial Development Authority -
             Maryland Cup Corporation (Callable 01/01/1998).................   6.750%             06/01/1999          $   609,000
 1,950,000   New Hampshire Higher Education & Health Facilities -
             River Woods at Exeter (Callable 03/01/1998)....................   8.000              03/01/2001            1,994,460
                                                                                                                     ---------------
                                                                                                                        2,603,460

             NEW JERSEY - 7.9%
 3,500,000   South Amboy, New Jersey Housing Authority - Shore Gate
             Village Grand Project (Callable 07/15/1998)....................   6.000              08/15/1999            3,505,915
 6,065,000   Union County, New Jersey Utilities Authority - Shore Gate
             Village Grand Project (Callable 06/15/2002)....................   7.200              06/15/2014            6,102,906
                                                                                                                     ---------------
                                                                                                                        9,608,821

             NEW YORK - 3.0%
 1,300,000   New York, New York General Obligation..........................   6.750              08/15/2003            1,436,500
 1,070,000   Suffolk County, New York Industrial Development Agency -
             Spellman High-Voltage Electronics..............................   5.625              12/01/2004            1,072,674
    90,000   Tompkins County, New York Industrial Development
             Agency - Kendal at Ithaca (Callable 06/01/1999)................   7.250              06/01/2003               92,588
   635,000   Tompkins County, New York Industrial Development
             Agency - Kendal at Ithaca (Callable 06/01/1999)................   7.625              06/01/2009              654,844
    50,000   Tompkins County, New York Industrial Development
             Agency - Kendal at Ithaca (Callable 06/01/2003)................   7.875              06/01/2015               53,313
   255,000   Tompkins County, New York Industrial Development
             Agency - Kendal at Ithaca (Callable 06/01/2003)................   7.875              06/01/2024              269,981
                                                                                                                     ---------------
                                                                                                                        3,579,900

             OHIO - 15.5%
 1,105,443   Clark County, Ohio Industrial Development Revenue -
             Main Associates Project (Callable 01/01/1998)..................   8.000              11/01/2005            1,106,825
 2,805,000   Cuyahoga County, Ohio Multifamily Housing Revenue -
             The Colonnade Apts. (Callable 05/01/1998)......................   5.000              11/01/2028            2,805,673
   330,000   Cuyahoga County, Ohio Multifamily Housing Revenue -
             The Colonnade Apts. (Callable 05/01/1998)......................   5.000              11/01/2012              330,089
   235,000   Cuyahoga County, Ohio Multifamily Housing Revenue -
             The Colonnade Apts. (Callable 05/01/1998)......................   5.000              11/01/2007              235,071
   130,000   Cuyahoga County, Ohio Multifamily Housing Revenue -
             The Colonnade Apts. (Callable 05/01/1998)......................   5.000              11/01/2002              130,043
   640,000   Cuyahoga County, Ohio Mortgage Revenue -
             Maple Care Center..............................................   6.350              08/20/2006              690,400
 2,695,000   Franklin County, Ohio Mortgage Revenue -
             Gateway Apt. Homes (Callable 03/20/1999).......................   5.375              10/20/2027            2,702,517
   745,000   Franklin County, Ohio Mortgage Revenue -
             Gateway Apt. Homes (Callable 03/20/1999).......................   5.375              10/20/2010              750,118
 2,000,000   Hamilton, Ohio Electric System (Callable 10/15/2002)...........   6.000              10/15/2023            2,132,500
 1,000,000   Holmes County, Ohio Industrial Development Revenue -
             Owens-Illinois, Incorporated (Callable 03/01/1998).............   5.850              09/01/2007            1,000,280
 1,050,000   Montgomery County, Ohio Health Care Facilities -
             Friendship Village of Dayton (Callable 02/01/2002).............   5.375              02/01/2022            1,055,250
 1,025,000   Montgomery County, Ohio Health Care Facilities -
             Friendship Village of Dayton (Callable 02/01/2000).............   5.150              02/01/2003            1,027,563
 1,700,000   Montgomery County, Ohio Health Care Facilities -
             Friendship Village of Dayton (Callable 02/01/2003).............   5.500              02/01/2007            1,712,750
 1,200,000   Pike County, Ohio Hospital Facilities -
             Pike Health Services, Incorporated.............................   6.350              07/01/2007            1,231,500
 1,610,000   Summit County, Ohio Industrial Development Revenue -
             Kroger Company (Callable 10/01/2002)...........................   7.650              10/01/2006            1,827,350
                                                                                                                     ---------------
                                                                                                                       18,737,929

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT     LONG-TERM INVESTMENTS - 97.2% [CONT'D]                               COUPON             MATURITY            VALUE
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 97.2% [CONT'D]

             PENNSYLVANIA - 14.0%
$  425,000   Clarion County, Pennsylvania Hospital Authority -
              Clarion Hospital.................................................   4.600%            07/01/2000       $    426,063
   640,000   Clarion County, Pennsylvania Hospital Authority -
              Clarion Hospital.................................................   5.000             07/01/2003            644,000
   575,000   Clarion County, Pennsylvania Hospital Authority -
              Clarion Hospital.................................................   5.100             07/01/2004            579,313
   120,000   Clarion County, Pennsylvania Hospital Authority -
              Clarion Hospital.................................................   5.200             07/01/2005            121,050
   795,000   Clarion County, Pennsylvania Industrial Development Auth. -
              Beverly Enterprises, Inc. (Callable 05/01/1999)..................  10.125             05/01/2007            852,638
   500,000   Delaware County, Pennsylvania Industrial Development
              Auth. - Martins Run Project (Callable 12/15/2001)................   5.750             12/15/2003            510,000
   335,000   McKean County, Pennsylvania Industrial Development
              Authority - Kmart Corp. (Callable 04/01/2002)....................   6.875             04/01/2004            356,775
 1,000,000   Montgomery County, Pennsylvania Industrial Development
              Auth. - Meadowood Corp. (Callable 12/01/2002)....................   5.500             12/01/2019          1,002,500
   700,000   Montgomery County, Pennsylvania Industrial Development
              Auth. - Meadowood Corp. (Callable 12/01/1999)....................   5.150             12/01/2003            700,875
 3,000,000   Philadelphia Hospitals & Higher Education Facilities -
              Graduate Health System (Callable 07/01/2002).....................   7.000             07/01/2005          3,172,500
 5,400,000   Philadelphia Hospitals & Higher Education Facilities -
              Graduate Health System (Callable 07/01/2002).....................   7.250             07/01/2018          5,764,500
   500,000   Scranton-Lackawanna Health & Welfare Authority -
              Allied Services Rehabilitation Hospitals.........................   6.600             07/15/2000            515,625
   500,000   Scranton-Lackawanna Health & Welfare Authority - Allied
              Services Rehabilitation Hospitals (Callable 07/15/2004)..........   7.125             07/15/2005            550,625
   775,000   Scranton-Lackawanna Health & Welfare Authority - Allied
              Services Rehabilitation Hospitals (Callable 07/15/2004)..........   7.375             07/15/2008            867,031
   890,000   Westmoreland County, Pennsylvania Industrial Development
              Auth. - Citizens General Hospital (Callable 07/01/1998)..........   6.500             07/01/2015            907,175
                                                                                                                     ---------------
                                                                                                                       16,970,670

             SOUTH CAROLINA - 1.5%
 1,750,000   Charleston County, South Carolina Resource Recovery -
              Foster Wheeler Corporation (Callable 01/02/1998).................   9.250             01/01/2010          1,802,500

             TENNESSEE - 3.0%
 1,000,000   Rutherford County, Tennessee Industrial Development
              Board - Kroger Company (Callable 12/01/2004).....................   7.300             06/01/2021          1,147,500
 2,450,000   Shelby County, Tennessee Health Education & Housing -
              Kroger Company (Callable 11/15/2002).............................   5.500             11/15/2027          2,450,000
                                                                                                                     ---------------
                                                                                                                        3,597,500

             TEXAS - 2.7%
 2,000,000   Lufkin Texas Health Facilities Development Corp. - Memorial
              Health System of East Texas (Callable 02/15/2006)................   6.875             02/15/2026          2,200,000
 1,000,000   San Antonio, Texas Health Facilities Development Corp. -
              Beverly Enterprises, Inc. (Callable 12/01/2002)..................   8.250             12/01/2019          1,105,000
                                                                                                                     ---------------
                                                                                                                        3,305,000

             WEST VIRGINIA - 0.6%
   700,000   Monongalia County, West Virginia Building Commission -
              The Village at Heritage Point (Callable 11/15/2002)..............   5.250             11/15/2027            700,000

             TOTAL MUNICIPAL BONDS (Cost $116,395,977)...............................................................$117,541,015
                                                                                                                     ---------------

             TOTAL LONG-TERM INVESTMENTS (Cost $116,395,977).........................................................$117,541,015
                                                                                                                     ---------------


              HEARTLAND SHORT-DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT          SHORT-TERM INVESTMENT - 0.9%                     COUPON    MATURITY          VALUE
--------------------------------------------------------------------------------------------------------------
                  DAILY VARIABLE RATE PUT BOND - 0.9%

                  NEW YORK - 0.9%
$ 1,100,000       New York State Dormitory Authority Revenue -
                   St. Francis Center at the Knolls............     5.250%   07/01/2023     $  1,100,000

                  TOTAL DAILY VARIABLE RATE PUT BOND (COST $1,100,000)......................$  1,100,000
                                                                                            -------------

                  TOTAL SHORT-TERM INVESTMENT (COST $1,100,000).............................$  1,100,000
                                                                                            -------------
                  TOTAL INVESTMENTS (COST $117,495,977)....  98.1%                          $118,641,015
                  Cash and receivables, less liabilities...   1.9                              2,300,803
                                                            ------                          ------------
                  TOTAL NET ASSETS......................... 100.0%                          $120,941,818
                                                            ======                          ============


                  (a) All or a portion of security committed to cover margin requirements for futures contracts.

                  The accompanying Notes to Financial Statements are an integral part of this Schedule.

                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

--------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT    LONG-TERM INVESTMENTS - 101.0%                               COUPON     MATURITY         VALUE
--------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 101.0%
             ALABAMA - 6.7%
$ 2,000,000  Vance, Alabama Governmental Utility Services Corporation -
              Sewer Services Revenue (Callable 10/01/2007) .............  7.500%    10/01/2018   $   2,045,000

             CALIFORNIA - 6.6%
  1,000,000  Lancaster, California Financing Authority
              (Callable 09/01/2007).....................................  6.000     09/01/2020         983,750
  1,000,000  Millbrae, California Residential Facility -
              Magnolia of Millbrae (Callable 09/01/2007)................  7.375     09/01/2027       1,036,250
                                                                                                 -------------
                                                                                                     2,020,000
             FLORIDA - 7.5%
    245,000  Manatee County, Florida Housing Finance Authority - Single
              Family Mortgage (Callable 05/01/2007).....................  7.200     05/01/2028         277,769
  2,000,000  Mexico Beach, Florida Public Service Facilities - Heritage
              House of Sarasota (Callable 12/01/2002) (b)...............  8.000     12/01/2027       2,007,500
                                                                                                 -------------
                                                                                                     2,285,269
             GEORGIA - 1.2%
    325,000  Dekalb County, Georgia Housing Authority - Friendly Hills
              Apartments Project (Callable 01/01/2008)..................  7.050     01/01/2039         364,000

             ILLINOIS - 9.0%
  1,000,000  Robbins, Illinois Resource Recovery Revenue - Resource
              Recovery Partners (Callable 10/15/2006)...................  8.375     10/15/2016       1,040,000
  1,700,000  Worth, Illinois Nursing Home Revenue - Belhaven
              Convalescent Center (Callable 12/15/2002).................  7.250     12/15/2027       1,704,250
                                                                                                 -------------
                                                                                                     2,744,250
             INDIANA - 8.7%
  1,500,000  Beech Grove, Indiana Economic Development -
              Diplomat South Apts. (Callable 01/01/2003)................  7.000     01/01/2028       1,475,625
  1,200,000  Beech Grove, Indiana Economic Development -
              Beech Grove Village Apts. (Callable 01/01/2003)...........  7.000     01/01/2028       1,206,000
                                                                                                 -------------
                                                                                                     2,681,625
             IOWA - 4.1%
    250,000  Mitchell County, Iowa Hospital Revenue - Mitchell
              County Memorial Hospital (Callable 12/01/2002)............  6.350     12/01/2014         250,625
  1,000,000  Mitchell County, Iowa Hospital Revenue - Mitchell
              County Memorial Hospital (Callable 12/01/2002)............  6.500     12/01/2019       1,002,500
                                                                                                 -------------
                                                                                                     1,253,125
             KANSAS - 2.6%
    800,000  Wichita, Kansas Hospital Revenue - Riverside Health
              System (Callable 04/01/2004)..............................  6.250     04/01/2021         805,000

             MASSACHUSETTS - 4.0%
  1,220,000  Massachusetts Industrial Finance Agency - TNG
              Marina Bay LLC Project (Callable 12/01/2007)..............  7.500     12/01/2027       1,221,525

             MINNESOTA - 5.8%
  1,250,000  Dakota County, Minnesota Housing & Redevelopment
              Authority - South Suburban Medical Center
              (Callable 08/01/2002).....................................  6.750     08/01/2017       1,259,375
    500,000  Minneapolis, Minnesota Health Facilities Development
              Revenue - Community Home Program Company Project
              (Callable 12/01/2001).....................................  7.500     12/01/2026         508,125
                                                                                                 -------------
                                                                                                     1,767,500

                                                                              13

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997
--------------------------------------------------------------------------------

    PAR
  AMOUNT      LONG-TERM INVESTMENTS - 101.0% [CONT'D]                           COUPON       MATURITY      VALUE
---------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 101.0% [CONT'D]

              MISSOURI - 8.1%
$ 1,820,000   Gallatin, Missouri Certificates of Participation - Electric
               Distribution System (Callable 07/01/2007)......................  7.375%     01/01/2028   $ 1,856,400
    600,000   Missouri Housing Development Commission -
               Single Family Mortgage (Callable 03/01/2007)...................  5.750      03/01/2019       621,000
                                                                                                        -------------
                                                                                                          2,477,400

              NEW JERSEY - 2.6%
    800,000   New Jersey Economic Development Authority -
               Leisure Park Project (Callable 12/01/2008).....................  5.875      12/01/2027       801,000

              NORTH DAKOTA - 1.7%
    500,000   North Dakota Housing Finance Agency -
               Single Family Mortgage (Callable 07/01/2007) (a)...............  5.950      07/01/2017       529,375

              OKLAHOMA - 6.5%
  2,000,000   Tulsa County, Oklahoma Industrial Authority -
               1st Mortgage Multifamily Housing (Callable 12/01/2005).........  7.500      12/01/2027     1,977,500

              PENNSYLVANIA - 5.2%
  1,500,000   Philadelphia Hospitals & Higher Education Facilities -
               Graduate Health System (Callable 07/01/2002)...................  7.000      07/01/2005     1,586,250

              SOUTH DAKOTA - 3.3%
  1,000,000   Mobridge, South Dakota Health Care Facilities -
               Mobridge Regional Hospital (Callable 12/01/2008)...............  6.500      12/01/2022     1,002,500

              TENNESSEE - 10.2%
  1,200,000   Crossville, Tennessee Health & Education Facilities Board -
               Uplands Retirement Village (Callable 10/01/2007)...............  6.875      10/01/2027     1,222,500
    630,000   Shelby County, Tennessee Health, Education & Housing
               Facilities - Winfield Vil. of Cordova (Callable 08/29/2006)....  8.500      07/01/2026       679,613
  1,225,000   Sweetwater, Tennessee Industrial Development Board -
               Wood Presbyterian Home (Callable 01/01/2006) (b)...............  7.750      01/01/2029     1,226,530
                                                                                                        ------------
                                                                                                          3,128,643
              TEXAS - 3.9%
    665,000   Danforth, Texas Health Facilities Corporation - Sam Houston
               Long Term Care Facility (Callable 03/01/2004)..................  8.250      03/01/2027       677,469
    510,000   Tarrant County, Texas Health Facilities Development Corp. -
               St. Joseph Long Term Care Fac. (Callable 05/01/2006)...........  8.500      05/01/2027       526,575
                                                                                                        ------------
                                                                                                          1,204,044

              WISCONSIN - 3.3%
  1,000,000   Wisconsin Health & Education Facilities Authority -
               RFDF, Incorporated Project (Callable 07/15/2007)...............  7.375      07/15/2027     1,013,750

              TOTAL MUNICIPAL BONDS (COST $30,385,846)...............................................   $30,907,756
                                                                                                        ------------
              TOTAL LONG-TERM INVESTMENTS (COST $30,385,846).........................................   $30,907,756
                                                                                                        ------------


                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     SHORT-TERM INVESTMENTS - 7.2%                              COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------------------------
             DAILY VARIABLE RATE PUT BONDS - 7.2%

             TEXAS - 7.2%
$ 1,200,000  Harris County, Texas Health Facilities Development
              Corporation - St. Luke's Episcopal Hospital........        5.000%    02/15/2027   $ 1,200,000
  1,000,000  Lone Star, Texas Airport Improvement Authority              5.000     12/01/2014     1,000,000
                                                                                                -------------
             TOTAL DAILY VARIABLE RATE PUT BONDS (COST $2,200,000)............................  $ 2,200,000
                                                                                                -------------
             TOTAL SHORT-TERM INVESTMENTS (COST $2,200,000)...................................  $ 2,200,000
                                                                                                -------------

             TOTAL INVESTMENTS (COST $32,585,846)...... 108.2%                                  $33,107,756
             Liabilities, less cash and receivables....  (8.2)                                   (2,499,682)
                                                        ------                                  -------------
             TOTAL NET ASSETS.......................... 100.0%                                  $30,608,074
                                                        ======                                  =============

             (a) All or a portion of security committed to cover margin requirements for futures contracts.
             (b) When-issued security.

             The accompanying Notes to Financial Statements are an integral part of this Schedule.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1997
--------------------------------------------------------------------------------

                                                                                                     Short
                                                                                                   Duration
                                                                                                  High-Yield           High-Yield
                                                                                                   Municipal            Municipal
ASSETS:                                                                                              Fund               Bond Fund
                                                                                                 ------------       ---------------
     Investments in securities, at cost ..................................................       $117,495,977       $  32,585,846
                                                                                                 ============       ===============

     Investments in securities, at value .................................................       $118,641,015       $  33,107,756
     Cash ................................................................................            105,834              81,841
     Receivable from fund shares sold ....................................................          1,528,107             364,875
     Accrued interest ....................................................................          1,982,232             458,263
     Deferred organization expenses ......................................................             18,914              18,914
     Receivable from Advisor for expense reimbursement
      and management fee waiver ..........................................................            105,561              39,240
                                                                                                 ------------       ---------------
        Total Assets .....................................................................        122,381,663          34,070,889
                                                                                                 ------------       ---------------
LIABILITIES:
     Payable for investments purchased ...................................................               --             3,237,581
     Payable for fund shares redeemed ....................................................          1,238,044             146,716
     Distributions payable ...............................................................                  7               1,619
     Payable to Advisor for management fee ...............................................             42,540              15,170
     Payable to Advisor for deferred organization expenses ...............................             18,914              18,914
     Variation margin on open futures contracts ..........................................             77,343              18,749
     Accrued expenses ....................................................................             62,997              24,066
                                                                                                 ------------       ---------------
        Total Liabilities ................................................................          1,439,845           3,462,815
                                                                                                 ------------       ---------------

TOTAL NET ASSETS..........................................................................       $120,941,818       $  30,608,074
                                                                                                 ============       ===============
NET ASSETS CONSIST OF:
     Paid in capital......................................................................       $120,043,520       $  29,897,943
     Accumulated undistributed net investment income .....................................              4,729               4,729
     Accumulated undistributed net realized gains on investments .........................             29,263             258,095
     Net unrealized appreciation on investments ..........................................            864,306             447,307
                                                                                                 ------------       ---------------

TOTAL NET ASSETS..........................................................................       $120,941,818       $  30,608,074
                                                                                                 ============       ===============
     SHARES OUTSTANDING, $.001 par value
     (100,000,000 shares authorized, respectively) .......................................         11,918,669           2,929,781
                                                                                                 ============       ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ...........................       $      10.15       $       10.45
                                                                                                 ============       ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                           STATEMENTS OF OPERATIONS
       For the period from January 2, 1997 (commencement of operations)
                             to December 31, 1997
--------------------------------------------------------------------------------

                                                               Short
                                                             Duration
                                                            High-Yield    High-Yield
                                                             Municipal     Municipal
INVESTMENT INCOME:                                              Fund       Bond Fund
                                                             -----------  -----------
     Interest .............................................  $ 3,076,220  $  887,447
                                                             -----------  -----------
          Total investment income .........................    3,076,220     887,447
                                                             -----------  -----------
EXPENSES:

     Management fees ......................................      214,608      82,569
     Distribution fees ....................................      134,130      34,401
     Registration fees ....................................       59,887      17,530
     Transfer agent fees ..................................       25,187      15,312
     Custodian fees .......................................       15,058       8,329
     Audit fees ...........................................        8,381       7,852
     Directors' fees ......................................        5,746       5,354
     Amortization of deferred organization expenses .......        4,729       4,729
     Printing and communications ..........................        4,115       1,820
     Legal fees ...........................................        1,101         708
     Postage ..............................................          724         766
     Other operating expenses .............................        9,591       4,688
                                                             -----------  -----------
          Total expenses ..................................      483,257     184,058
          Less: Expense reimbursement and management fee
            waiver ........................................     (483,257)   (184,058)
                                                             -----------  -----------
          Net expenses ....................................           --          --
                                                             -----------  -----------
NET INVESTMENT INCOME .....................................    3,076,220     887,447
                                                             -----------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
          Securities ......................................      584,076     471,994
          Futures contracts ...............................     (554,813)   (126,555)
     Net increase (decrease) in unrealized appreciation on:
          Securities ......................................    1,145,038     521,910
          Futures contracts ...............................     (280,732)    (74,603)
                                                             -----------  -----------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........      893,569     792,746
                                                             -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 3,969,789  $1,680,193
                                                             ===========  ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
        For the period from January 2, 1997 (commencement of operations)
                              to December 31, 1997


----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Short Duration          High-Yield
                                                                                                High-Yield             Municipal
OPERATIONS:                                                                                   Municipal Fund           Bond Fund
                                                                                              -------------          -------------
     Net investment income .........................................................          $   3,076,220          $     887,447
     Net realized gains on investments .............................................                 29,263                345,439
     Net increase in unrealized appreciation on investments ........................                864,306                447,307
                                                                                              -------------          -------------
          Net increase in net assets resulting from operations .....................              3,969,789              1,680,193
                                                                                              -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .........................................................             (3,076,220)              (887,447)
     Net realized gains on investments .............................................                   --                  (87,344)
                                                                                              -------------          -------------
          Total distributions to shareholders ......................................             (3,076,220)              (974,791)

FUND SHARE ACTIVITIES:
     Proceeds from shares issued ...................................................            162,747,963             34,304,367
     Reinvested dividends from net investment income and
          distributions from net realized gains on investments .....................              2,700,941                858,813
     Cost of shares redeemed .......................................................            (45,400,655)            (5,260,508)
                                                                                              -------------          -------------
          Net increase in net assets derived from Fund share activities ............            120,048,249             29,902,672
                                                                                              -------------          -------------
TOTAL INCREASE IN NET ASSETS .......................................................            120,941,818             30,608,074
NET ASSETS AT THE BEGINNING OF THE PERIOD ..........................................                     --                     --
                                                                                              -------------          -------------
NET ASSETS AT THE END OF THE PERIOD ................................................          $ 120,941,818          $  30,608,074
                                                                                              =============          =============
UNDISTRIBUTED NET INVESTMENT INCOME ................................................          $       4,729          $       4,729
                                                                                              =============          =============


                                                       FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Short Duration         High-Yield
                                                                                             High-Yield           Municipal
                                                                                           Municipal Fund         Bond Fund
                                                                                         Jan. 2, 1997(1) to   Jan. 2, 1997(1) to
                                                                                             December 31,        December 31,
                                                                                                1997                1997
                                                                                         ------------------   -------------------
Per Share Data
Net asset value, beginning of period ..........................................            $        10.00        $      10.00
Income from investment operations:
   Net investment income ......................................................                      0.57                0.68
   Net realized and unrealized gains on investments ...........................                      0.15                0.48
                                                                                         ------------------   -------------------
     Total income from investment operations ..................................                      0.72                1.16
Less distributions from:
   Net investment income ......................................................                     (0.57)              (0.68)
   Net realized gains on investments ..........................................                        --               (0.03)
                                                                                         ------------------   -------------------
     Total distributions ......................................................                     (0.57)              (0.71)
                                                                                         ------------------   -------------------
Net asset value, end of period ................................................            $        10.15        $      10.45
                                                                                         ==================   ===================
Total Return ..................................................................                       7.4%               11.7%
Ratios and Supplemental Data
   Net assets, end of period (in thousands) ...................................            $      120,942        $     30,608
   Ratio of net expenses to average net assets ................................                      0.00%(2)            0.00%(2)
   Ratio of net investment income to average net assets .......................                      5.33%(2)            6.01%(2)
   Portfolio turnover rate ....................................................                       175%                439%

(1)  Commencement of operations.

(2) If there had been no expense reimbursement and management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended December 31, 1997 would have been 0.84% for the Short Duration High-Yield Municipal Fund and 1.25% for the High-Yield Municipal Bond Fund and the ratio of net investment income to average net assets would have been 4.49% and 4.76%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                NOTES TO FINANCIAL STATEMENTS o December 31, 1997
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified fund, are two of the nine series of funds issued by the Corporation at December 31, 1997.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 1997, the Short Duration High-Yield Municipal Fund had a Federal income tax capital loss carryforward of $27,690 expiring in 2005. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts at December 31, 1997.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

          The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (e) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Funds had the following open short futures contracts at December 31, 1997:

          Short Duration High-Yield Municipal Fund

                                   Number        Expiration        Unrealized
          Type                  of Contracts       Date           Depreciation
          ----                  ------------       ----           ------------
          Municipal Bond Index     (165)         March 1998        ($280,732)

          High-Yield Municipal Bond Fund

                                      Number       Expiration        Unrealized
          Type                    of Contracts        Date          Depreciation
          ----                    ------------        ----          ------------
          Municipal Bond Index         (40)        March 1998        ($74,603)

     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of .40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of .60% of the daily net asset value of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets.

     The Advisor has voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. As a result, the Funds did not incur any operating expenses for the period ended December 31, 1997. Effective January 1, 1998, the Advisor began to reduce the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual total fund operating expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1997, were $18,914 for each Fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(5)  Investment Transactions

     During the period ended December 31, 1997, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                               Short Duration   High-Yield
                                                 High-Yield     Municipal
                                               Municipal Fund   Bond Fund
                                               --------------   ----------
     Cost of purchases                            $208,086        $86,341
     Proceeds from sales                           $91,855        $56,412

     At December 31, 1997, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                                               Short Duration   High-Yield
                                                 High-Yield     Municipal
                                               Municipal Fund   Bond Fund
                                               --------------   ----------
     Appreciation                                   $1,283           $527
     Depreciation                                     (138)            (5)
                                               --------------   ----------
                                                    $1,145           $522
                                               ==============   ==========

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period ended December 31, 1997, Fund share transactions were as follows:

                                                     Short Duration   High-Yield
                                                       High-Yield     Municipal
                                                     Municipal Fund   Bond Fund
                                                     --------------   ---------
     Shares issued                                     16,144,715     3,358,272
     Reinvested dividends from net investment
       income and distributions from net realized
       gains on investments                               267,346        83,609

     Shares redeemed                                   (4,493,392)     (512,100)
                                                       ----------     ---------
     Net increase in Fund shares                       11,918,669     2,929,781
                                                       ==========     =========

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund (two of the portfolios constituting Heartland Group, Inc., hereafter referred to as the "Funds") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provides a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                                      Price Waterhouse LLP
February 6, 1998

                         The Heartland Family of Funds

                           Small Cap Contrarian Fund
                       (closed to new investors 11/1/97)

                                  Value Fund
                       (closed to new investors 7/1/95)

                              Mid Cap Value Fund

                             Large Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                            Wisconsin Tax Free Fund

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                           Firstar Money Market Fund


                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR


                                1-800-432-7856


These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds are included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.
                                                                        970470-3

                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR



                                 Value Report

                               December 31, 1997


                           Notes on value investing
                        for investors in the Heartland
                            Wisconsin Tax Free Fund


                                 Annual Report
                                to Shareholders

VALUE REPORT

                             [Photo of Pat Retzer]

Dear Fellow Shareholders

Fourth quarter 1997 was full of surprises, among the most pleasant of which was a big bond rally. As you know from the introductory letter in the Fund's Third Quarter Value Report, my longer term outlook for interest rates and bonds was rather bullish. However, I did not anticipate interest rates plunging the way they did in the fourth quarter as investors, spooked by a volatile stock market, flocked into fixed income securities. Can we expect this bond rally to carry over into 1998? If stock market volatility persists, we may see continued enthusiasm for bonds and even lower interest rates.

However, I am not a stock market forecaster and don't believe short-term trends in the equity market should be the primary reason for owning bonds. I believe income and relative safety of principal are good enough reasons in their own right to devote a portion of your assets to fixed income securities. If you are a Wisconsin citizen, I believe you should consider double tax-exempt Wisconsin municipal securities.

 .    Wisconsin's economy is in excellent shape.

 .    Although the Fund has held over 200 different issues since inception, the
     Fund has never held an issue that has gone into default while in its portfolio.*

 .    Your investment goes to finance essential services and other worthwhile projects for your State and its communities.

 .    The income from your investment is free from both federal and state income taxes.**

We will continue to employ our experience and expertise in the Wisconsin municipal bond market, and our size advantage over other Wisconsin tax-exempt funds, to maintain a diversified portfolio of what we view as attractive municipal issues.

Thank you for your continued support.

                  Sincerely,




                  Patrick J. Retzer, CPA
                  Portfolio Manager

 * Past performance is not predictive of future results.
** For certain investors, a portion of the Fund's income may be subject to the alternative minimum tax.

                                                                    VALUE REPORT

The Value of Double Tax-Free Income


As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.


THE VALUE OF DOUBLE TAX-FREE INCOME

Federal Rate                          28.0%        31.0%       36.0%       39.6%

Maximum Effective Federal Rate/1/     29.4         32.6        37.8        41.6

Wisconsin Tax Rate                     6.9          6.9         6.9         6.9

Maximum Effective Combined Rate/2/    34.3         37.2        42.1        45.6

CURRENT TAX-FREE YIELD/3/            EQUIVALENT TAXABLE YIELDS

               4.8%           7.3%        7.6%        8.3%         8.8%


This chart is for illustrative purposes only, and is not intended to predict actual yields. /1/Based on federal rates as adjusted for the maximum phase-out of itemized deductions and personal exemptions in the applicable tax rate. /2/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes. /3/SEC yield for the 30 days ending December 31, 1997.

If you wish to make an additional investment, use the reinvestment slip and postate-paid envelope we have enclosed for your convenience.

VALUE REPORT


                       Heartland Wisconsin Tax Free Fund


In fourth quarter 1997, the Fund returned 2.4% compared to the Lehman 10 Year Municipal Bond and 20 Year Municipal Bond Indices' 2.6% and 3.4% respective gains. In full year 1997, the Fund returned 8.1% versus the two benchmark indices' 9.2% and 10.8% advances. For the year, the Fund's share price rose from $10.16 to $10.44 while paying dividends of $.52 per share. Dividends were 100% exempt from both Wisconsin and federal income tax.* For additional information on the Fund, please see the Fund Fact Sheet on page 4.

Although our long-term outlook for bonds was relatively bullish, concerns about a very strong economy and rising wage costs led us to shorten the portfolio's average duration by hedging to protect against the potential for rising interest rates in the second half of 1997. This restrained returns as long rates plunged and long bonds soared. We did not foresee two rather extraordinary events: the problems in Asia, which will very probably take inflationary pressure off the U.S. economy, and equity investors' renewed enthusiasm for bonds. At year end, the Fund's weighted average portfolio duration was 9.7 years.

As we have discussed in the past, since the Fund's portfolio consists of only bonds exempt from federal and Wisconsin income tax, its performance can be expected to differ from the unmanaged benchmarks, which consist of municipal bonds from across the country. Given the high demand and limited supply of double-exempt bonds in Wisconsin, our state's municipal bonds are generally less sensitive to a volatile interest rate environment than some of the more widely-held securities in the bench-mark. While this factor may have contributed to our under-performance in the second half of 1997, in our view, it can also work in our favor when rising interest rates are on the horizon. In light of the Fund's Wisconsin double tax-exempt nature, we are pleased with the results we were able to achieve for our shareholders in 1997.


                         [Photo of Patrick J. Retzer]


                             Patrick J. Retzer, CPA
                              Portfolio Co-Manager



"Wisconsin municipal bonds are generally not as interest rate sensitive as more liquid Treasuries."

                                                                    VALUE REPORT



Bringing Something to the Table

The Community Development Authority of the City of Oconto Falls, Wisconsin, 7.75%s due 12/1/22, are financing a portion of the costs for the acquisition, construction, and start up of a tissue mill. The mill, which uses 100% recycled fiber, will produce a unique, high quality product for use in decorative colored paper napkins and table covers. Management is experienced and financially committed to the project, with the owner and its members having put up $11.6 million in cash and letters of credit, comprising 31% of the project's cost. They have a long-term sales contract for 26,000 tons of tissue per year, which is 100% of the planned initial output. Cash flow from the project is projected to cover interest expenses at an average rate of 12.2x over the life of the bonds. While the project is subject to risks, including construction risks and leverage, in our opinion, this strong projected debt coverage ratio along with 10 years of stable tissue pricing should insulate this project from many risks on a short-and long-term basis. We feel this is a good example of how we seek to bring value to the Fund's table and look forward to what we believe will be decorative returns.


* For 1997, 11.47% of the Fund's income was an item of tax preference for purposes of computing the federal alternative minimum tax.

  On December 31, 1997 the Fund's City of Oconto Falls Community Development Authority bonds-- 7.75% due 12/1/22-- were valued at $3,030,000 representing 2.3% of the Fund's net assets.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Wisconsin Tax Free Fund and the Lehman 20 Year Municipal Bond Index beginning on April 3, 1992 as follows:

               Heartland Wisconsin  Lehman 20 Year
                 Tax Free Fund    Municipal Bond Index
      04/03/92      $10,000              $10,000
      12/31/92       10,546               10,900
      12/31/93       11,685               12,467
      12/31/94       10,926               11,553
      12/31/95       12,869               13,972
      12/31/96       13,359               14,593
      12/31/97       14,436               16,175

Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

     1-year          8.1%
     5-year          6.5%
     since inception 6.6%]

VALUE REPORT


Portfolio Profile


OBJECTIVE

The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from Wisconsin and federal personal income taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                                              Since inception
                                   1-year         5-year          4/3/92

  Heartland
  Wisconsin Tax Free Fund           8.1%            6.5%            6.6%

  Lehman 20-Year
  Municipal Bond Index             10.8             8.2             8.7

The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years.


GENERAL INFORMATION

Inception......................4/3/92
Net assets.................$131.3 mil
Share price....................$10.44
Number of issues..................224
Weighted average maturity...14.0 yrs.


Weighted average duration....9.7 yrs.
December yield...................4.8%
SEC yield annualized for the
30 days ending 12/31/97.
Sales commission.................None



TOP 5 HOLDINGS                             COUPON   MATURITY   % OF NET ASSETS

Milw. RDA - WI Ave./M.L. King Jr. Dr........5.5%    09/01/2012      8.7%
Wisconsin Center - Rev. Bnds. - Pub. Imp....5.7     12/15/2020      7.6
SE WI Professional Baseball Park District...5.8     12/15/2021      3.0
Guam Power Authority - Series A.............6.3     10/01/2012      2.8
Milwaukee RDA - Multifamily Revenue.........6.3     08/01/2038      2.6

PORTFOLIO COMPOSITION

[graphic - A pie chart displays categories of the Heartland Wisconsin Tax Free Fund's Portfolio as of 12/31/97: Education at 19.0%; Housing at 42.8%; Public facility at 12.6%; Industrial development at 13.4%; Other at 12.2%. Other is further broken down as follows: G.O. state at 5.0%; Utilities at 4.4%; Transportation at 3.2%; Health care at 0.8%; Cash & equivalent at (1.2%)]


All statistics are as of December 31, 1997.

                        HEARTLAND WISCONSIN TAX FREE FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT       MUNICIPAL BONDS - 101.2%                                                    COUPON        MATURITY            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 87.4%
$   20,000      Amery, WI Housing Authority - Revenue Bonds ......................          7.375%      05/01/2005        $   21,250
   300,000      Appleton, WI Housing Authority - Industrial Park .................          6.500       10/01/2016           303,375
 1,390,000      Appleton, WI Housing Authority - Industrial Park .................          6.750       10/01/2026         1,405,638
   125,000      Barron, WI Housing Authority - Maplecroft Project ................          0.000       10/01/2004            87,344
   130,000      Barron, WI Housing Authority - Maplecroft Project ................          0.000       10/01/2008            71,175
    35,000      Barron, WI Housing Authority - Maplecroft Project ................          0.000       10/01/2005            23,100
   520,000      Barron, WI Housing Authority - Maplecroft Project ................          5.375       10/01/2011           520,650
   130,000      Barron, WI Housing Authority - Maplecroft Project ................          0.000       10/01/2006            80,600
    85,000      Barron, WI Housing Authority - Maplecroft Project ................          0.000       10/01/2007            49,725
 1,000,000      Bristol, WI Community Development Authority ......................          6.125       03/01/2012         1,050,000
 3,155,000      Brown County, WI Housing Authority - R.P. Terrace ................          6.500       06/01/2019         3,304,863
   200,000      Brown County, WI Housing Auth. - Univ. Village Housing ...........          5.400       04/01/2017           202,500
    75,000      Dane County, WI Housing Authority - Forest Harbor Apts ...........          5.950       07/01/2013            78,000
    25,000      Dane County, WI Housing Authority - Forest Harbor Apts ...........          6.000       07/01/2014            26,125
   435,000      Deforest, WI Redev. Auth. - Lease Revenue Bonds ..................          6.250       02/01/2018           458,381
   265,000      Deforest, WI Redev. Auth. - Lease Revenue Bonds ..................          6.200       02/01/2014           283,550
   685,000      Eau Claire, WI Housing Auth. - London Hill .......................          6.250       05/01/2015           703,838
   550,000      Elkhart Lake, WI Community Development Authority .................          6.000       04/01/2015           568,563
   195,000      Evansville, WI Housing Authority - Baker Block Project ...........          5.750       12/01/2016           195,267
   250,000      Franklin, WI Community Development Authority .....................          6.150       04/01/2012           260,625
   890,000      Franklin, WI Community Development Authority .....................          6.100       04/01/2010           933,388
 1,000,000      Franklin, WI Community Development Authority .....................          6.050       04/01/2008         1,056,250
   250,000      Franklin, WI Community Development Authority .....................          5.850       04/01/2006           263,125
    10,000      Franklin, WI Community Development Authority .....................          5.400       04/01/2003            10,000
   380,000      Franklin, WI Community Development Authority .....................          5.250       04/01/2002           382,375
 2,940,000      Green Bay, WI Housing Authority - Pheasant Run Project ...........          6.500       09/01/2019         3,057,600
   200,000      Hartford, WI Community Development Authority .....................          5.800       12/01/2005           214,750
   100,000      Hartford, WI Community Development Authority .....................          5.450       12/01/2002           105,250
   210,000      Hartford, WI Community Development Authority .....................          6.000       12/01/2007           225,225
   225,000      Hartford, WI Community Development Authority .....................          6.100       12/01/2008           242,156
    10,000      Hudson, WI Christian Community Home ..............................          8.000       07/01/2005            10,000
    75,000      Hudson, WI Christian Community Home ..............................          6.800       05/01/2009            76,500
    65,000      Hudson, WI Christian Community Home ..............................          6.900       05/01/2010            66,381
   250,000      Hudson, WI Christian Community Home ..............................          7.000       05/01/2023           254,688
    55,000      Hudson, WI Christian Community Home ..............................          6.700       05/01/2008            56,100
   390,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2013           431,438
   500,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2017           553,125
   515,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2016           567,788
   430,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2014           477,300
   345,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2015           382,950
   350,000      Jackson, WI Community Development Authority ......................          7.000       12/01/2012           388,063
   285,000      Jackson, WI Community Development Authority ......................          6.900       12/01/2010           316,706
   180,000      Jackson, WI Community Development Authority ......................          6.700       12/01/2008           200,250
   105,000      Jackson, WI Community Development Authority ......................          6.600       12/01/2007           116,681
   160,000      Jackson, WI Community Development Authority ......................          6.500       12/01/2006           177,400
   260,000      Jackson, WI Community Development Authority ......................          6.800       12/01/2009           289,250
 1,760,000      La Crosse, WI Housing Authority - Forest Park Project ............          6.375       12/01/2018         1,815,000
 1,100,000      La Crosse, WI Housing Authority - Ping Manor Project .............          6.375       04/01/2012         1,146,750
   800,000      La Crosse, WI Housing Authority - Ping Manor Project .............          6.000       04/01/2005           822,000
   350,000      La Crosse, WI Housing Authority - Washburn .......................          6.500       10/01/2026           362,250
 1,000,000      La Crosse, WI Housing Authority - Meadow Wood Project ............          6.250       01/01/2028         1,002,500
   100,000      Little Chute, WI Community Development Authority .................          5.625       03/01/2019           104,000
   305,000      Madison, WI CDA - Dempsey Manor Project...........................          6.400       10/01/2018           315,675
   160,000      Madison, WI CDA - Dempsey Manor Project..........................           6.650       10/01/2025           164,200
 1,435,000      Madison, WI CDA - Edgewood College ...............................          6.250       04/01/2014         1,517,513
    95,000      Madison, WI CDA - Greentree Project - Series A ...................          7.300       09/01/2032            97,494
 1,000,000      Madison, WI CDA - Meriter Retirement Project .....................          6.125       12/01/2019         1,083,750
    45,000      Madison, WI CDA - Monticello Apartments Project ..................          7.125       04/01/2009            46,744
   195,000      Madison, WI CDA - Second Mortgage - Revenue Bonds ................          5.875       07/01/2016           207,431
   100,000      Marinette, WI Housing Authority - Multifamily - Series A .........          6.750       02/01/2024           104,875
   165,000      Markesan, WI CDA - Elderly Housing Revenue Bonds .................          6.750       10/01/2009           172,838

                        HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT       MUNICIPAL BONDS - 101.2% [CONT'D]                                              COUPON      MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 87.4% [CONT'D]
$   190,000     Markesan, WI CDA - Elderly Housing Revenue Bonds ........................       6.900%    10/01/2011     $   199,738
    100,000     Menomonee Falls, WI CDA - Village Square Project ........................       5.200     09/01/2009          97,250
    950,000     Menomonee Falls, WI CDA - Village Square Project ........................       5.350     09/01/2016         913,188
    215,000     Milwaukee, WI Housing Authority - Blatz Apartments ......................       7.500     12/01/2028         224,944
     50,000     Milwaukee, WI New Public Housing Authority ..............................       5.000     09/01/2010          50,625
    100,000     Milwaukee, WI Redevelopment Auth. - Campus Town .........................       5.550     11/01/2012         103,750
  3,000,000     Milwaukee, WI Redevelopment Auth. - Campus Town .........................       5.700     11/01/2018       3,120,000
     55,000     Milwaukee, WI Redevelopment Auth. - Dynapro, Inc. .......................       5.300     12/01/2007          56,925
     65,000     Milwaukee, WI Redevelopment Auth. - Dynapro, Inc. .......................       5.350     12/01/2008          67,194
     55,000     Milwaukee, WI Redevelopment Auth. - Dynapro, Inc. .......................       5.400     12/01/2010          56,306
    225,000     Milwaukee, WI Redevelopment Auth. - Dynapro, Inc. .......................       5.500     12/01/2013         229,219
   1,955,00     Milwaukee, WI Redevelopment Authority - MSOE ............................       6.000     10/01/2017       2,008,763
  1,385,000     Milwaukee, WI Redevelopment Authority - MSOE ............................       6.000     10/01/2017       1,417,894
   3,250,00     Milwaukee, WI Redevelopment Auth. - Multifamily .........................       6.300     08/01/2038       3,408,438
    500,000     Milwaukee, WI Redevelopment Auth. - Schlitz Park II .....................       5.000     01/01/2015         508,125
     10,000     Milwaukee, WI Redevelopment Auth. - School Improve ......................       0.000     03/01/2004           6,925
  1,755,000     Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. ..................       5.600     09/01/2009       1,851,525
 11,000,000     Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. ..................       5.500     09/01/2012      11,385,000
  1,705,000     Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. ..................       5.600     03/01/2009       1,798,775
  1,300,000     Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. ..................       5.500     03/01/2008       1,371,500
    650,000     New Berlin, WI Housing Authority - Apple Glen ...........................       6.700     11/01/2020         693,875
  1,210,000     New Berlin, WI Housing Authority - Apple Glen ...........................       6.700     11/01/2017       1,291,675
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2007          37,863
     70,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     05/01/2010          34,563
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2009          32,988
     70,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     05/01/2009          36,400
     70,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     05/01/2005          47,250
     70,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     05/01/2007          41,913
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2004          45,256
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2006          40,138
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2003          47,938
     65,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     11/01/2005          42,737
     70,000     New Berlin, WI Housing Authority - Apple Glen ...........................       0.000     05/01/2006          44,450
    165,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.800     11/01/2012         170,569
    190,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.900     11/01/2014         202,112
    135,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.900     05/01/2014         139,556
    165,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.850     11/01/2013         178,200
    160,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.850     05/01/2013         165,400
    105,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.500     05/01/2009         107,625
    155,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.700     11/01/2011         159,844
    150,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.700     05/01/2011         154,687
    125,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.600     05/01/2010         133,906
    125,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.400     11/01/2008         128,125
    125,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       6.400     05/01/2008         128,125
  1,015,000     New Berlin, WI Housing Authority - Pinewood Creek .......................       7.125     05/01/2024       1,083,512
     80,000     Oak Creek, WI Housing Authority - Country Oaks II .......................       6.000     08/01/2010          82,300
  2,980,000     Oak Creek, WI Housing Authority - Country Oaks II .......................       6.300     08/01/2028       3,192,325
  1,440,000     Oak Creek, WI Housing Authority - Country Oaks II .......................       6.200     08/01/2017       1,481,400
     10,000     Oak Creek, WI Housing Authority - Multifamily ...........................       7.750     03/01/2031          10,412
    125,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     01/20/2013          52,187
  2,130,000     Oak Creek, WI Housing Authority - Wood Creek ............................       5.625     07/20/2029       2,164,612
  1,000,000     Oak Creek, WI Housing Authority - Wood Creek ............................       5.500     07/20/2019       1,015,000
     60,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     01/20/2014          23,475
    125,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     07/20/2013          50,312
     65,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     01/20/2012          28,762
    125,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     07/20/2011          57,344
    125,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     01/20/2011          59,062
     35,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     01/20/2010          17,587
     50,000     Oak Creek, WI Housing Authority - Wood Creek ............................       0.000     07/20/2007          29,437
    100,000     Oak Creek, WI Housing Authority - Wood Creek ............................      27.750     07/20/1998         112,301

6

                        HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT        MUNICIPAL BONDS - 101.2% [CONT'D]                                           COUPON           MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 87.4% [CONT'D]
 $3,000,000      Oconto Falls, WI Community Development Authority .................          7.750%         12/01/2022    $3,030,000
    335,000      Omro, WI CDA - Revenue Bonds .....................................          5.875          12/01/2011       357,194
     50,000      Omro, WI CDA - Revenue Bonds .....................................          5.750          12/01/2006        53,937
    200,000      Outagamie, WI Housing Authority - First Mortgage .................          5.000          11/15/2003       199,750
     10,000      Racine, WI Elderly Housing Authority - Lincoln Lutheran ..........          7.150          10/01/2005        10,000
      5,000      Racine, WI Elderly Housing Authority - Lincoln Lutheran ..........          7.100          10/01/2004         5,000
     50,000      Reedsville, WI - New Public Housing Authority ....................          5.125          04/01/2011        51,059
    170,000      Schofield, WI CDA - Lease Revenue ................................          6.000          10/01/2012       178,712
    500,000      Schofield, WI CDA - Lease Revenue ................................          6.200          10/01/2017       523,750
    970,000      SE WI Professional Baseball Park District ........................          0.000          12/15/2015       386,787
  1,000,000      SE WI Professional Baseball Park District ........................          0.000          12/15/2017       356,250
  3,700,000      SE WI Professional Baseball Park District ........................          5.750          12/15/2021     3,894,250
  1,315,000      SE WI Professional Baseball Park District ........................          5.700          12/15/2017     1,385,681
    315,000      Sheboygan, WI Housing Authority - Multifamily Housing ............          6.900          02/01/2024       327,994
    125,000      Sheboygan, WI Housing Authority - Rocky Knoll Project ............          5.300          12/01/2016       125,312
    175,000      Sheboygan, WI Housing Authority - Rocky Knoll Project ............          5.250          12/01/2013       173,250
     35,000      Slinger, WI Redevelopment Auth. Lease Revenue ....................          5.800          09/01/2007        36,137
     95,000      Slinger, WI Redevelopment Auth. Lease Revenue ....................          5.850          09/01/2008        97,969
    540,000      Slinger, WI Redevelopment Auth. Lease Revenue ....................          6.250          09/01/2017       558,900
    560,000      Stevens Point, WI CDA - Mrtge. Refunding - Edgewater .............          6.625          09/01/2009       595,700
    100,000      Stevens Point, WI CDA - Mrtge. Refunding - Edgewater .............          6.500          09/01/2006       107,125
    435,000      Sturtevant, WI CDA - Redevelopment Lease .........................          5.700          12/01/2009       452,944
    375,000      Sturtevant, WI CDA - Redevelopment Lease .........................          5.800          12/01/2010       391,406
    200,000      Sturtevant, WI CDA - Redevelopment Lease .........................          5.900          12/01/2011       208,750
  1,000,000      Sturtevant, WI CDA - Redevelopment Lease .........................          6.000          12/01/2015     1,050,000
    200,000      Sturtevant, WI CDA - Redevelopment Lease .........................          6.500          12/01/2015       216,250
  1,190,000      St. Croix Falls, WI CDA Lease Revenue ............................          6.400          12/01/2014     1,249,500
    115,000      St. Croix Falls, WI CDA Lease Revenue ............................          6.000          12/01/2007       121,325
    105,000      St. Croix Falls, WI CDA Lease Revenue ............................          5.900          12/01/2006       110,250
    310,000      Superior, WI Housing Authority - St. Francis Project .............          6.000          01/20/2022       322,400
    305,000      Superior, WI RA - Superior Memorial Hospital Mortgage ............          5.700          05/01/2009       320,631
    195,000      Sussex, WI CDA - Revenue Bond ....................................          5.700          04/01/2007       203,531
  1,900,000      Sussex, WI CDA - Revenue Bond ....................................          6.100          04/01/2015     1,992,625
    270,000      Two Rivers, WI CDA - Arch Forest Project .........................          6.350          12/15/2012       277,425
    500,000      Waukesha, WI HA - Multifamily - Brookfield Woods .................          6.750          12/01/2034       512,500
      5,000      Waukesha, WI HA - Multifamily - Summit Woods .....................          7.375          12/01/2024         5,000
    405,000      Waukesha, WI HA - Multifamily - The Court Apartments .............          5.800          04/01/2025       415,125
     10,000      Waukesha, WI HA - Multifamily - The Court Apartments .............          6.300          12/01/2013        10,000
  1,000,000      Waukesha, WI HA - Multifamily - The Court Apartments .............          6.000          04/01/2036     1,011,250
  1,000,000      Waukesha, WI HA - Westgrove Woods - A ............................          6.000          12/01/2031     1,048,750
    715,000      Waukesha, WI HA - Westgrove Woods - C ............................          6.750          02/01/2027       734,662
      5,000      Waukesha, WI RA - Barstow Associates .............................          4.875          08/01/2010         5,000
     95,000      Waupaca, WI CDA - Series A .......................................          6.100          10/01/2008        99,156
    100,000      Waupaca, WI CDA - Series A .......................................          6.200          10/01/2010       104,125
    110,000      Waupaca, WI CDA - Series A .......................................          6.200          10/01/2011       114,125
    120,000      Waupaca, WI CDA - Series A .......................................          6.200          10/01/2012       124,200
    100,000      Waupaca, WI CDA - Series A .......................................          6.100          10/01/2009       104,000
    105,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          05/01/2010        51,450
    105,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          05/01/2009        54,731
    100,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          11/01/2009        50,750
  1,060,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          6.700          11/01/2019     1,103,725
    100,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          11/01/2010        47,625
  1,200,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          6.700          11/01/2015     1,252,500
    105,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          05/01/2008        58,800
    615,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          6.700          11/01/2022       640,369
    100,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          11/01/2008        54,375
    100,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          11/01/2006        61,750
    100,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          11/01/2007        58,250
    105,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          05/01/2004        75,075
     75,000      Wauwatosa, WI HA - Hawthorne Terrace Project .....................          0.000          05/01/2003        56,812

                                                                               7

                        HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1997

----------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT      MUNICIPAL BONDS - 101.2% [CONT'D]                          COUPON     MATURITY         VALUE
----------------------------------------------------------------------------------------------------------------------
               WISCONSIN - 87.4% [CONT'D]
$    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000%  11/01/2003  $     73,750
      70,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000   05/01/2005        47,075
     100,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000   11/01/2004        69,625
     105,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000   05/01/2007        62,869
     100,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000   11/01/2005        65,500
     105,000   Wauwatosa, WI HA - Hawthorne Terrace Project ........       0.000   05/01/2006        66,675
   2,720,000   West Allis, WI CDA - Poblocki Investments Project ...       6.100   05/01/2007     2,879,800
     150,000   Whitewater, WI Multifamily Housing - Revenue Bonds ..       5.375   11/15/2005       154,312
     100,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2005       102,250
     115,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2007       112,556
     120,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2008       116,400
     125,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2009       120,000
     135,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2010       134,831
     105,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds.       5.625   05/01/2006       103,687
      10,000   Winnebago County, WI Housing Authority - Series A ...       6.200   03/01/2001        10,387
      15,000   Winnebago County, WI Housing Authority - Series A ...       6.300   03/01/2003        15,712
      10,000   Winnebago County, WI Housing Authority - Series A ...       6.000   03/01/1999        10,150
      10,000   Winnebago County, WI Housing Authority - Series A ...       6.100   03/01/2000        10,275
     380,000   Winnebago County, WI Housing Authority - Series A ...       7.125   03/01/2022       394,725
     195,000   Winnebago County, WI Housing Authority - Series A ...       6.875   03/01/2012       202,069
   9,650,000   Wisconsin Center - Revenue Bond - Public Improvements       5.700   12/15/2020    10,011,875
      10,000   WHEDA Home Ownership ................................       7.375   09/01/2017        10,253
     100,000   WHEDA Home Ownership ................................       0.000   12/01/2007        38,250
      60,000   Wittenberg, WI HA - Multifamily - Forest Park .......       7.200   06/20/2030        61,200
     200,000   Wrightstown, WI Community Development Authority .....       5.950   06/01/2014       207,500
     600,000   Wrightstown, WI Community Development Authority .....       6.000   06/01/2019       621,000
                                                                                               ------------
                                                                                                114,882,260
                                                                                               ------------
               PUERTO RICO - 6.0%
     420,000   Puerto Rico Commonwealth - Public Improvement .......       5.500   07/01/2013       429,975
     400,000   Puerto Rico Commonwealth - Public Improvement .......       5.850   07/01/2011       419,000
   1,205,000   Puerto Rico Commonwealth Hwy./Transportation ........       5.500   07/01/2017     1,227,594
   2,915,000   Puerto Rico Commonwealth Hwy./Transportation ........       5.750   07/01/2018     2,976,944
     990,000   Puerto Rico Electric Power Authority - Series O .....       0.000   07/01/2017       362,588
     280,000   Puerto Rico Electric Power Authority - Series P .....       7.000   07/01/2021       311,850
     135,000   Puerto Rico Housing Finance Corporation - Multifamily       7.500   10/01/2015       142,088
     250,000   Puerto Rico Industrial, Medical & Environmental Auth.       6.000   06/01/2000       259,375
   1,625,000   Puerto Rico Municipal Finance Agency - Series A (a)..       5.875   07/01/2007     1,716,406
                                                                                               ------------
                                                                                                  7,845,820
                                                                                               ------------
               GUAM - 7.8%
   3,400,000   Guam Power Authority - Series A .....................       6.300   10/01/2012     3,608,250
     250,000   Guam Power Authority - Series A .....................       7.100   11/15/2009       268,750
     250,000   Guam Power Authority - Series A .....................       5.250   10/01/2013       247,813
   1,000,000   Guam Power Authority - Series A .....................       6.400   10/01/2005     1,092,500
   1,000,000   Guam Power Authority - Series A .....................       5.250   10/01/2023       986,250
   1,000,000   Guam Government G.O. - Series A .....................       5.375   11/15/2013     1,001,250
   3,000,000   Guam Government G.O. - Series A .....................       5.400   11/15/2018     2,996,250
                                                                                               ------------
                                                                                                 10,201,063
                                                                                               ------------

               NEW PUBLIC HOUSING AUTHORITIES - 0.0%
      35,000   Burleigh County, ND - New Public Housing Authority...       4.875   01/01/2011        35,219
                                                                                               ------------
               TOTAL INVESTMENTS (Cost $127,286,658) ........ 101.2%                           $132,964,362
               Liabilities, less receivables ................  (1.2)                             (1,616,320)
                                                             --------                          -------------
               TOTAL NET ASSETS.............................. 100.0%                           $131,348,042
                                                             ========                          =============

               (a) All or a portion of security committed to cover margin requirements for futures contracts.

               The accompanying Notes to Financial Statements are an integral part of this Schedule.

                       HEARTLAND WISCONSIN TAX FREE FUND
            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at cost ..........................   $ 127,286,658
                                                                  ==============

  Investments in securities, at value .........................   $ 132,964,362
  Receivable from fund shares sold ............................          10,942
  Accrued interest ............................................       1,740,001
                                                                  --------------
        Total Assets ..........................................     134,715,305
                                                                  --------------

LIABILITIES:
  Payable for fund shares redeemed ............................         242,058
  Payable to custodian ........................................       2,898,841
  Payable to Advisor for management fee .......................          76,752
  Variation margin on open futures contracts ..................          92,842
  Accrued expenses ............................................          56,770
                                                                  --------------
        Total Liabilities .....................................       3,367,263
                                                                  ==============
TOTAL NET ASSETS ..............................................   $ 131,348,042
                                                                  ==============

NET ASSETS CONSIST OF:
  Paid in capital .............................................   $ 126,931,163
  Accumulated undistributed net realized losses on investments       (1,317,613)
  Net unrealized appreciation on investments ..................       5,734,492
                                                                  --------------
TOTAL NET ASSETS ..............................................   $ 131,348,042
                                                                  ==============

  SHARES OUTSTANDING, $.001 par value
  (100,000,000 shares authorized) ..............................     12,582,408
                                                                  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE..  $       10.44
                                                                  ==============


                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest .................................................   $   7,391,498
                                                                  --------------
          Total investment income .............................       7,391,498
                                                                  --------------

EXPENSES:
    Management fees............................................         819,186
    Transfer agent fees .......................................          92,923
    Printing and communications ...............................          22,387
    Custodian fees ............................................          15,058
    Audit fees ................................................          13,998
    Postage ...................................................          10,397
    Directors' fees ...........................................           6,601
    Registration fees .........................................           5,092
    Legal fees.................................................           4,323
    Amortization of organization expense ......................           1,517
    Other operating expenses ..................................          40,251
                                                                  --------------
         Total expenses .......................................       1,031,733
         Less: Fees paid indirectly ...........................         (11,577)
                                                                  --------------
         Net expenses .........................................       1,020,156
                                                                  --------------
    NET INVESTMENT INCOME .....................................       6,371,342
                                                                  --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
          Securities ..........................................         287,599
          Futures contracts ...................................      (1,070,534)
     Net increase in unrealized appreciation on:
          Securities ..........................................       4,146,986
          Futures contracts ...................................          56,788
                                                                  --------------
     TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS .......       3,420,839
                                                                  --------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $   9,792,181
                                                                  ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                        HEARTLAND WISCONSIN TAX FREE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          For the year ended Dec. 31,
                                                                              1997            1996
                                                                        -----------------------------
OPERATIONS:
    Net investment income .......................................       $  6,371,342    $  6,199,073
    Net realized gains (losses) on investments ..................           (782,935)        370,748
    Net increase (decrease) in unrealized appreciation on
      investments................................................          4,203,774      (1,867,241)
                                                                        ------------    ------------
      Net increase in net assets resulting from operations ......          9,792,181       4,702,580
                                                                        ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .......................................         (6,371,342)     (6,199,073)
                                                                        ------------    ------------
      Total distributions to shareholders .......................         (6,371,342)     (6,199,073)
                                                                        ------------    ------------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued .................................         18,773,769      21,604,140
    Reinvested dividends from net investment income .............          4,507,242       4,374,986
    Cost of shares redeemed .....................................        (19,898,571)    (18,450,990)
                                                                        ------------    ------------
       Net increase in net assets derived from Fund share
         activities .............................................          3,382,440       7,528,136
                                                                        ------------    ------------
TOTAL INCREASE IN NET ASSETS ....................................          6,803,279       6,031,643
NET ASSETS AT THE BEGINNING OF THE YEAR .........................        124,544,763     118,513,120
                                                                        ------------    ------------
NET ASSETS AT THE END OF THE YEAR ...............................       $131,348,042    $124,544,763
                                                                        ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME .............................       $         --    $         --
                                                                        ============    ============



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     For the year ended December 31,
                                                     1997            1996          1995         1994       1993
                                                 ------------------------------------------------------------------
Selected Per Share Data
Net asset value, beginning of year ...........   $  10.16        $  10.30      $   9.21     $  10.38    $   9.85
Income from investment operations:
   Net investment income .....................        .52             .51           .51          .51         .49
   Net realized and unrealized gains (losses)
    on investments ...........................        .28            (.14)         1.09        (1.17)        .55
                                                 --------        --------      --------     --------    --------
     Total income from investment operations .        .80             .37          1.60         (.66)       1.04
Less distributions from:
   Net investment income .....................       (.52)           (.51)         (.51)        (.51)       (.49)
   Net realized gains on investments .........         --              --            --           --        (.02)
                                                 --------        --------      --------     --------    --------
     Total distributions .....................       (.52)           (.51)         (.51)        (.51)       (.51)
                                                 --------        --------      --------     --------    --------
Net asset value, end of year .................   $  10.44        $  10.16      $  10.30     $   9.21    $  10.38
                                                 ========        ========      ========     ========    ========

Total Return/1/ ..............................       8.1%            3.8%         17.8%        (6.5%)      10.8%
Ratios and Supplemental Data

   Net assets, end of year (in thousands) ....   $131,348        $124,545      $118,513     $101,749    $ 99,350

   Ratio of net expenses to average net assets      0.81%/2/        0.80%/2/      0.84%        0.85%       0.84%

   Ratio of net investment income
    to average net assets ....................      5.05%           5.12%         5.23%        5.28%       4.81%

   Portfolio turnover rate ...................         8%             14%           11%          22%          6%



(1) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.

(2) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.82% for 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                        HEARTLAND WISCONSIN TAX FREE FUND
                NOTES TO FINANCIAL STATEMENTS . December 31, 1997
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund"), which is a non-diversified Fund, is one of the nine series of funds issued by the Corporation at December 31, 1997.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 1997, the Fund had Federal income tax capital loss carryforwards of $534,679 expiring in 2003 and $333,310 expiring in 2005. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts at December 31, 1997.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

          The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (e) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Fund had the following open short futures contracts at December 31, 1997:


                                        Number         Expiration    Unrealized
          Type                       of Contracts         Date      Appreciation
          ----                       ------------      ----------   ------------
          U.S. Treasury Bond Index      (200)          March 1998     $ 56,788

     (f) The Fund has entered into a fee arrangement with its custodian bank and transfer agent which provides for a reduction in custody and transfer agent fees based upon net amounts of uninvested cash balances. This reduction of expenses is shown on the Statement of Operations as "Fees Paid Indirectly."

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of .65% of the daily net asset value of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Advisor is a member.

(4)  Deferred Organization Expenses

     Organization expenses have been deferred and were amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who was reimbursed by the Fund over the same period. As of December 31, 1997 all organization expenses have been amortized.

(5)  Investment Transactions

     During the year ended December 31, 1997, cost of purchases and proceeds from sales of securities, other than short-term obligations, were $14,705,016 and $9,772,893, respectively.

     At December 31, 1997, the gross unrealized appreciation and depreciation on securities for tax purposes were $5,753,072 and $75,368, respectively, netting to $5,677,704.

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the year ended December 31, 1997, Fund share transactions were as follows:
     Shares issued......................................................................   1,831,502
     Reinvested dividends from net investment income....................................     439,922
     Shares redeemed....................................................................  (1,946,717)
                                                                                          -----------
     Net increase in Fund shares........................................................     324,707
                                                                                          ===========
     For the year ended December 31, 1996, Fund share transactions were as follows:
     Shares issued......................................................................   2,158,376
     Reinvested dividends from net investment income....................................     434,964
     Shares redeemed....................................................................  (1,840,299)
                                                                                          -----------
     Net increase in Fund shares........................................................     753,041
                                                                                          ===========

                      END OF NOTES TO FINANCIAL STATEMENTS


Effective March 26, 1997, Arthur Andersen LLP was dismissed as the Corporation's independent accountants. For the years ended December 31, 1993 through December 31, 1996, Arthur Andersen LLP expressed an unqualified opinion on the Corporation's financial statements. There were no disagreements between the Corporation's management and Arthur Andersen LLP prior to their dismissal. The Board of Directors approved the dismissal of Arthur Andersen LLP and the appointment of Price Waterhouse LLP as the Corporation's independent accountants.


                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Wisconsin Tax Free Fund (one of the portfolios constituting Heartland Group, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the four years ended December 31, 1996 were audited by other independent accountants whose report dated February 7, 1997 expressed an unqualified opinion on those statements.

Milwaukee, Wisconsin                                      Price Waterhouse LLP
February 6, 1998

                          The Heartland Family of Funds

                            Small Cap Contrarian Fund
                        (closed to new investors 11/1/97)

                                   Value Fund
                        (closed to new investors 7/1/95)

                               Mid Cap Value Fund

                              Large Cap Value Fund

                                 Value Plus Fund

                         U.S. Government Securities Fund

                             Wisconsin Tax Free Fund

                            Short Duration High-Yield
                                 Municipal Fund

                         High-Yield Municipal Bond Fund

                            Firstar Money Market Fund


                             [Logo] Heartland Funds
                            -------------------------
                            AMERICA'S VALUE INVESTOR


                                 1-800-432-7856


These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds are included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.